UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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RAYONIER ADVANCED MATERIALS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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RYAM®

2026

ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Lisa M.
Palumbo
Chair of the Board
Dear Stockholder:
2025 was a challenging year in which RYAM’s overall financial performance fell well short of the Board’s expectations. We did not deliver the level of earnings or cash generation necessary to create consistent stockholder value. Restoring sustainable profitability and positive cash flow is our immediate priority.
Throughout the year, the Board intensified its oversight of operating execution, cost discipline and capital allocation. We reviewed performance across each business segment, evaluated structural cost opportunities and heightened our focus on liquidity. While market conditions and operational disruptions weighed on results, we expect measurable improvement in operating reliability, cost performance and cash generation in 2026.
To sharpen accountability and reinforce our focus on financial performance, the Board approved a 2026 annual incentive program tied exclusively to EBITDA and free cash flow. Management incentives must reflect the outcomes that matter most to stockholders, and we have structured the program accordingly. This emphasis on disciplined financial performance is also reflected in the design of our long-term incentive program.
In late 2025, as part of the Board’s structured succession planning process, De Lyle W. Bloomquist and the Board mutually agreed that the time was appropriate to transition leadership. Succession planning is a regular component of the Board’s oversight responsibilities, and we had been engaged in ongoing discussions regarding leadership transition timing well in advance of this decision. Following that process, the Board appointed Scott M. Sutton as President and Chief Executive Officer, effective January 2026.
Scott brings significant operating and capital allocation experience in specialty materials businesses. His disciplined, execution-focused leadership is well aligned with RYAM’s current priorities. We thank De Lyle for his leadership and for his partnership in ensuring a thoughtful and orderly transition.
Looking ahead, the Board supports management’s focus on:
Restoring positive free cash flow;
Strengthening competitive positioning in Cellulose Specialties;
Improving reliability and cost performance across operations; and
Maintaining disciplined capital spending and deleveraging.
We continue to evaluate and enhance our governance framework. This year, we are again asking stockholders to approve proposals to declassify the Board and eliminate certain supermajority voting provisions. We believe these changes will strengthen accountability and align our governance structure with prevailing market standards.
Stockholder confidence is earned through consistent execution and financial discipline. The Board remains actively engaged in overseeing management’s performance and ensuring that the actions underway position RYAM for stronger and more sustainable results.
On behalf of the Board of Directors, thank you for your continued investment in RYAM.
Sincerely,

LISA M. PALUMBO
Chair of the Board
March 30, 2026

Corporate Headquarters
1301 Riverplace Boulevard
Suite 2300
Jacksonville, Florida 32207

March 30, 2026
Notice of 2026 Annual Meeting
TO OUR STOCKHOLDERS:
Notice is hereby given that the 2026 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc., a Delaware corporation, will be held at our Corporate Headquarters located at 1301 Riverplace Boulevard, 22nd Floor, Jacksonville, Florida on Wednesday, May 13, 2026, at 5:00 p.m. Eastern Time, to:
1)	Elect the Board’s three nominees for Class III directors for terms expiring in 2029
2)	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors
3)	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions
4)	Approve, in a non-binding vote, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement
5)	Approve the French Sub-Plan to be implemented under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated
6)	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026
7)	Act upon such other matters as may properly come before the meeting
All stockholders holding Rayonier Advanced Materials Common Stock of record at the close of business on March 16, 2026, are entitled to vote at the meeting.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to determine which voting methods are available to you. We urge you to complete and submit your proxy electronically or by telephone (if those options are available to you) as a means of helping the Company conserve natural resources and reduce expenses related to the meeting.
Please be aware that, if you own shares in a brokerage account, you must instruct your broker on how to vote your shares. New York Stock Exchange rules do not allow your broker to vote your shares without your instructions on any of the proposals except the ratification of the appointment of the Company’s independent registered public accounting firm. Please exercise your right as a stockholder to vote on all proposals, including the election of directors, by instructing your broker by proxy.
We urge you to vote your stock, by any of the available methods, at your earliest convenience.

By:
R. Colby Slaughter Corporate Secretary

ITEM	PAGE
Executive Summary	32
Compensation Philosophy	33
Compensation Determination Process	34
Compensation Program Components	37
Additional Compensation Policies and Practices	48
COMPENSATION COMMITTEE REPORT	50
EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION	51
2025 Summary Compensation Table	51
All Other Compensation	52
2025 Grants of Plan-Based Awards	53
2025 Outstanding Equity at Fiscal Year-End	54
2025 Options Exercised and Stock Vested	55
2025 Non-Qualified Deferred Compensation	55
Potential Payments Upon Termination or a Change in Control	56
Pay Versus Performance	58
CEO Pay Ratio	61
Stock Ownership of Directors and Executive Officers	62
Executive Officers	63
Security Ownership of Certain Beneficial Owners	65
Delinquent Section 16(a) Reports	65
Equity Compensation Plan Information	66
Compensation Committee Interlocks and Insider Participation	66
PROPOSAL 5: Approval of the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated	67
PROPOSAL 6: Ratification of the Appointment of Independent Registered Public Accounting Firm	74
Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm for Fiscal Year 2025	74
Report of the Audit Committee	74
Audit Committee Financial Experts	75
Information Regarding Independent Registered Public Accounting Firm	76
APPENDICES
A. QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	A-1
B. PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	B-1
C. PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS	C-1
D. SCHEDULE FRENCH SUB-PLAN SPECIFIC AND ADDITIONAL TERMS AND CONDITIONS FOR FRENCH EMPLOYEES	D-1
E. RAYONIER ADVANCED MATERIALS INC. AUDIT COMMITTEE POLICIES AND PROCEDURES	E-1
F. NON-GAAP FINANCIAL MEASURES	F-1

NOTE ABOUT FORWARD-LOOKING STATEMENTS
Certain statements in this Proxy Statement regarding anticipated financial, business, legal or other outcomes, including business and market conditions, outlook and other similar statements relating to future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “could,” “expect,” “estimate,” “target”, “believe,” “intend,” “plan,” “forecast,” “anticipate,” “project,” “guidance” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that these expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Item 1A-Risk Factors in our 2025 Annual Report on Form 10-K.
NOTE ABOUT NON-GAAP FINANCIAL MEASURES
A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP). This document contains certain non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA. Each non-GAAP measure is reconciled to its most directly comparable GAAP financial measure in Appendix F.
We believe these non-GAAP financial measures provide useful information to our Board of Directors, management and investors regarding our financial condition and results of operations. Our management uses these non-GAAP financial measures to compare our performance to that of prior periods for trend analyses, to determine management incentive compensation and for budgeting, forecasting and planning purposes.
We do not consider non-GAAP financial measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. To compensate for these limitations, reconciliations of our non-GAAP financial measures to their most directly comparable GAAP financial measures are provided. Non-GAAP financial measures are not necessarily indicative of results that may be generated in future periods and should not be relied upon, in whole or part, in evaluating our financial condition, results of operations or future prospects.

General Information about this Proxy Statement and the Annual Meeting
2026 ANNUAL MEETING OF STOCKHOLDERS OF RYAM
WEDNESDAY, MAY 13, 2026, AT 5:00 P.M. EASTERN TIME
The 2026 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. (the Annual Meeting) will be held on May 13, 2026, at 5:00 p.m. Eastern Time, for the purposes set forth in the accompanying Notice of 2026 Annual Meeting. This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by our Board of Directors (sometimes referred to as our Board or the Board) of proxies to be used at the meeting and any adjournments or postponements thereof. We may refer to Rayonier Advanced Materials Inc. in this Proxy Statement as “we,” “us,” “our,” the “Company,” “RYAM” or “Rayonier Advanced Materials.”
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
We are utilizing Securities and Exchange Commission (the SEC) rules that allow companies to furnish proxy materials to stockholders via the Internet. If you received an Important Notice Regarding the Availability of Proxy Materials (the Internet Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Internet Notice tells you how to access and review the Proxy Statement, form of proxy card and our 2025 Annual Report on Form 10-K (the Annual Report), as well as instructions for how to submit your proxy over the Internet. If you received the Internet Notice and would still like to receive a printed copy of our proxy materials, simply follow the instructions for requesting printed materials included in the Internet Notice.
The Internet Notice, these proxy solicitation materials and the Annual Report were first made available on the Internet and mailed to certain stockholders on or about March 30, 2026.
The Notice of 2026 Annual Meeting, this Proxy Statement and the Annual Report are available at proxyvote.com.
Annual Report
A copy of the Annual Report is available on the Internet at proxyvote.com as set forth in the Internet Notice. However, we will send a copy of the Annual Report (with financial statements but without exhibits) to any stockholder without charge upon written request addressed to:
RYAM
Investor Relations
1301 Riverplace Boulevard
Suite 2300
Jacksonville, Florida 32207, USA
Delivery of Materials to Stockholders Sharing an Address
In addition to furnishing proxy materials over the Internet, the Company takes advantage of the SEC’s householding rules to reduce the delivery cost of materials. Under such rules, only one Internet Notice or, if paper copies are requested, only one Proxy Statement and Annual Report, will be delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. If you are a stockholder who resides in the same household with another stockholder and you wish to receive a separate Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials for each account, please contact Broadridge Financial Services, Inc. (Broadridge), toll free at 1-866-540-7095. You may also write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Any stockholder making such request will promptly receive a separate copy of the proxy materials, and separate copies of all future proxy materials. Any stockholder currently sharing an address with another stockholder, but nonetheless receiving separate copies of the materials, may request householding of future proxy materials by contacting the Broadridge Householding Department by telephone or mail as indicated above. Please note that householding is available only for accounts with identical last names and addresses in accordance with applicable criteria.

Proxy Statement Summary

This summary highlights selected information that is provided in more detail throughout this Proxy Statement. This summary does not contain all of the information you should consider before voting, and you should read the entire Proxy Statement before casting your vote.

2026 ANNUAL MEETING INFORMATION

Date & Time May 13, 2026 5:00 p.m. Eastern Time
Voting
Stockholders of record holding our Common Stock as of the close of business on the record date, which is the close of business on March 16, 2026 (Record Date), are entitled to vote. Each share of Common Stock is entitled to one vote for each matter to be voted upon.

Location RYAM Corporate Headquarters 1301 Riverplace Boulevard 22nd Floor Jacksonville, Florida
Admission
To attend the Annual Meeting, you will need to bring (1) proof of ownership of Common Stock as of the Record Date and (2) a valid government-issued photo identification. If you do not have proof of ownership together with a valid government-issued photo identification, you will not be admitted to the meeting.

Record Date Record holders of our Common Stock as of March 16, 2026 are entitled to notice of and to vote at the Annual Meeting
Admission to the Annual Meeting is limited to stockholders holding our Common Stock as of the Record Date and one immediate family member; one individual properly designated as a stockholder’s authorized proxy holder; or one qualified representative authorized to present a stockholder proposal properly before the meeting.
No cameras, recording equipment, large bags, briefcases, or packages will be permitted in the Annual Meeting. The Company may implement additional security procedures to ensure the safety of the meeting attendees.
Questions and Answers about the Annual Meeting can be found in Appendix A.

PROPOSALS

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Elect the Board’s three nominees for Class III directors for terms expiring in 2029	FOR each nominee	13
Proposal 2	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors	FOR the proposal	28
Proposal 3	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions	FOR the proposal	29
Proposal 4	Approve, in a non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement	FOR the proposal	31
Proposal 5	Approve the French Sub-Plan to be implemented under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated	FOR the proposal	67
Proposal 6	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026	FOR the proposal	74

2026 RYAM PROXY STATEMENT	1

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

Commitment to Best Practices in
Corporate Governance
CORPORATE GOVERNANCE HIGHLIGHTS
Our corporate governance structure is designed to ensure that our Board effectively exercises its responsibilities and oversight of management’s performance in creating long-term value for our stockholders. The Board also plays a critical role in monitoring adherence to our Core Values and Cultural Cornerstones and promoting the exercise of responsible corporate citizenship. The Board values the feedback we receive from our stockholders and has taken these perspectives into account in implementing actions to broaden stockholder rights and enrich Board composition. Our leading corporate governance practices include:

STOCKHOLDER RIGHTS
Proposal to Declassify the Board of Directors
In multiple prior proxy statements, management submitted a proposal for stockholder approval to declassify the Board of Directors, but it did not receive the required approval. At the 2026 Annual Meeting, management is once again reintroducing the proposal for stockholders to vote on declassifying the Board.

Proposal to Eliminate Supermajority Voting Provisions
In multiple prior proxy statements, management submitted a proposal for stockholder approval to eliminate supermajority voting provisions from the Company’s Amended and Restated Certificate of Incorporation in favor of a majority voting standard. However, the proposal did not receive the required stockholder approval. At the 2026 Annual Meeting, management is once again reintroducing the proposal for stockholders to vote on eliminating the supermajority voting provisions.

Independent Chair of the Board	Our Board of Directors is led by an independent Chair.
Single Voting Class	All holders of RYAM Common Stock have the same voting rights - one vote per share of stock.
Majority Voting Standard for Director Elections
Our Amended and Restated Bylaws (Bylaws) mandate that directors be elected under a majority voting standard in uncontested elections. Each director must receive more votes “For” his or her election than votes “Against” in order to be elected.

Director Resignation
Any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in any uncontested election shall tender his or her resignation. The Nominating and Corporate Governance Committee (Nominating Committee) will consider the resignation and make a recommendation to the full Board. The full Board will then decide to accept or reject the tendered resignation and publicly disclose its decision and rationale.

2

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

BOARD COMPOSITION AND ACCOUNTABILITY
Independence
Our Corporate Governance Principles (CGPs) require that not less than 75% of our directors be independent. At all times during 2025, 89% (eight of nine) of our directors were independent. Additionally, each of our Audit, Compensation and Management Development, Nominating and Sustainability Committees have consisted entirely of independent directors. See Director Independence section.

Composition
The composition of the Board represents a broad mix of skills, experience, attributes, knowledge and perspectives relevant to our business. A summary of relevant director experience and qualifications can be found in the Director Qualification section. Three of our nine directors are women and one of the remaining six is racially/ethnically diverse.

Continuous Board Refreshment
The average tenure of our directors is 6 years. Since 2022, the Board has appointed five new directors, representing refreshment of 56% of the current nine-member Board in that time. Scott M. Sutton is the Board’s most recent addition, having been appointed in January 2026.

Annual Management Succession Planning Review	The Board conducts an annual review of management development and succession planning for the CEO and Company senior leadership. See Succession Planning section.
Director Tenure
Our CGPs provide that a director is required to submit an offer of resignation for consideration by the Board upon any significant change in the director’s principal employment or personal circumstance that could adversely impact his or her reputation or the reputation of the Company. See Director Qualifications section.

Director Overboarding Limits
Our CGPs contain provisions to ensure that each of our directors is able to dedicate the meaningful amount of time and attention necessary to be a highly effective member of the Board. A director who is not serving as CEO of a public company may serve on no more than three public company boards (in addition to our Board), and a director serving as the CEO of a public company (including our CEO) may serve on no more than two other public company boards (in addition to our Board). No director serving on the Company’s Audit Committee may also serve on the Audit Committee of more than two other public companies.

Mandatory Stock Ownership	Directors on the Board are required to own Company stock. See Director Mandatory Stock Ownership and Retention Requirements section.
Annual Limit on Director Equity Awards and Cash Compensation	Our Incentive Stock Plan limits annual director awards. See Annual Limit on Director Equity Awards and Cash Compensation section.

2026 RYAM PROXY STATEMENT	3

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

CORPORATE GOVERNANCE PRINCIPLES
Our Board has adopted CGPs, which govern the function, composition and operation of the Board. The CGPs establish, among other things, criteria for determining director independence and filling Board vacancies. Our CGPs are available on the Company’s website at investors.ryam.com/governance/corporate-governance-information. The Board, through its Nominating Committee, regularly reviews developments in corporate governance and best practices and modifies the CGPs, committee charters and key practices as necessary or desirable.
DIRECTOR INDEPENDENCE
The Company’s Common Stock is listed on the New York Stock Exchange (NYSE). In accordance with NYSE listing standards, the Board makes affirmative determinations annually as to the independence of each director and nominee for election as a director. To assist in making such determinations, the Board has adopted a set of Director Independence Standards which conform to or, in some cases, are more exacting than, the independence requirements set forth in the NYSE listing standards. Our Director Independence Standards are appended to the Company’s CGPs and are available at investors.ryam.com/governance/corporate-governance-information. Based on our Director Independence Standards, the Board has affirmatively determined in its business judgment that all persons who have served as directors of our Company at any time since January 1, 2025, other than Messrs. Bloomquist and Sutton, were independent.
INDEPENDENT CHAIR OF THE BOARD
On May 16, 2024, the Board elected an independent director, Lisa M. Palumbo, to serve as the Board’s Chair. Our Board believes that the separation of the Chair and the CEO roles is appropriate and in the best interests of our Company and its stockholders at this time. This separation recognizes the time and effort our CEO is required to devote to the strategy and day-to-day management of our business and allows our Chair to focus on governance and oversight practices that benefit the long-term interests of our stockholders.
The duties of our independent Chair include:
Leading the Board’s oversight of the management of the Company
Approving materials and agendas for Board meetings in consultation with other directors and management
Presiding during stockholder meetings, Board meetings and executive sessions of the independent directors
Facilitating communication among directors and the regular flow of information between management and directors
Serving as the principal liaison between independent directors and the CEO
Leading independent directors in periodic reviews of the performance of the CEO
If requested by major stockholders, ensuring he or she is available for consultation and direct communication
Recommending independent outside advisors who report directly to the Board on material issues
Assisting the Board and the Company’s officers in adhering to the CGPs
In collaboration with the Nominating Committee, leading the Board’s annual self-assessment, committee assignment process and recruitment efforts

4

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

INDEPENDENT NON-MANAGEMENT DIRECTOR MEETINGS
Our independent non-management directors met separately (without the CEO or any members of management) during five regularly scheduled meetings in 2025; these meetings were each led by our Chair of the Board. Independent directors also have the opportunity to meet without management present at their respective Board committee meetings.
BOARD REFRESHMENT AND TENURE

Our Nominating Committee evaluates the personal and professional attributes of each director candidate in the context of the existing Board to ensure a well-rounded mix of competencies, experience, skills, and perspectives. In doing so, the Board considers a broad range of characteristics, including professional background, industry expertise, leadership experience, gender, race, ethnicity, age and other attributes that contribute to thoughtful and effective oversight.
Since 2022, the Board has appointed five new directors, representing approximately 56% refreshment of the current nine-member Board and resulting in an average tenure of approximately six years. The Nominating Committee annually reviews the Board’s structure and composition, including the balance of skills and expertise, along with its oversight of the annual Board and committee performance evaluation process.
BOARD EVALUATION
Annual evaluation of Board performance helps ensure that the Board and its committees operate effectively and in the best interest of our stockholders. This process reinforces strong governance practices and clarifies expectations regarding the respective roles and interactions of the Board and management. The Board’s annual evaluation process, which was overseen by our Chair in 2025, is structured as follows:
The Nominating Committee reviews the prior year’s evaluation process for the full Board and its committees in the context of current governance trends and best practices.
Under the direction of the Nominating Committee, the Corporate Secretary facilitates the designated evaluation process. In 2025, this included confidential interviews of each Board member.
The Corporate Secretary summarizes the feedback and reviews it with the Chair of the Board.

Under the direction of the Chair, these results are then communicated in executive session to the full Board and each committee, as well as to individual directors, as appropriate, to encourage candid dialogue and identify areas for enhancement.

The Board determines and oversees the implementation of any actions or policy changes identified through the process.
The Nominating Committee reviews the structure of the evaluation process annually and makes refinements as appropriate in alignment with evolving governance practices.

2026 RYAM PROXY STATEMENT	5

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

SUCCESSION PLANNING
One of the Board’s primary responsibilities is overseeing leadership development and succession planning to ensure the Company maintains a high-performing management team. The full Board, in conjunction with the Compensation Committee, oversees succession planning for the CEO and other senior executives and reviews succession plans at least annually. This structured process is designed to develop and maintain a robust pipeline of qualified internal candidates for key leadership roles. As part of this review, the CEO provides the Board with an assessment of senior executives, including their performance, development progress, and readiness to assume expanded responsibilities, including the CEO role. The CEO also reviews potential successors for other senior management positions.
OVERSIGHT OF RISK
The Board oversees the Company’s enterprise risk management process, which is designed to identify, assess, and mitigate significant strategic, operational, financial, legal, compliance, and cybersecurity risks. This oversight includes regular engagement among the Board, the CEO, and senior management regarding key risk exposures, mitigation strategies, and emerging risks.
The Board and its committees receive periodic reports from management on the Company’s risk profile and the effectiveness of related controls and mitigation efforts, and the Board integrates risk considerations into its review of strategy, capital allocation, and operational performance.

BOARD OF DIRECTORS

The Board has ultimate responsibility for oversight of enterprise risk management. The Board conducts an annual review of the Company's material risk profile and oversees risk through regular reports from management and through direct committee oversight. The Board appoints the members of the Enterprise Risk Management (ERM) Committee, which is chaired by the CEO. Senior executives serve on the ERM Committee and support the Company's risk identification and mitigation efforts.

ENTERPRISE RISK MANAGEMENT COMMITTEE

The ERM Committee coordinates the Company's risk identification and assessment process. Business units and functional teams refresh risk assessments at least annually and share these with the ERM Committee. The ERM Committee consolidates these assessments into an annual enterprise risk review, identifying key strategic, operational, financial, legal, regulatory, and cybersecurity risks. These enterprise-level risks and related mitigation strategies are reported to the Audit Committee and the full Board.

AUDIT COMMITTEE

The Audit Committee oversees the integrity of the Company's enterprise risk management framework. Based on recommendations from the ERM Committee, the Audit Committee reviews material risks and assigns ongoing oversight responsibility to the full Board or the appropriate Board committee[1]. The Audit Committee receives periodic updates regarding risk mitigation efforts and monitors internal controls, compliance, and cybersecurity risk management.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation Committee annually reviews whether the Company's compensation policies and practices create material risks. The Committee receives the ERM Committee's assessment of compensation-related risks and oversees the design of incentive programs to align executive compensation with long-term stockholder value.

(1)	See pages 26 and 27 for a summary of our Board committees’ areas of oversight, including risk oversight.

6

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

ENGAGEMENT BY MANAGEMENT AND OUR BOARD WITH OUR
STOCKHOLDERS

INVESTMENT COMMUNITY OUTREACH Calls, meetings and other personal engagements	>400

STOCKHOLDER ENGAGEMENT Percentage of outstanding Common Stock: outreach; and engagement through calls, meetings, and other direct interactions	~70% and ~32%

ANNUAL MEETING ENGAGEMENT Percentage of Common Stock represented by vote at the 2025 Annual Meeting	83%

Stockholder Engagement Overview
Our Board and senior management value ongoing dialogue with stockholders and view engagement as a core component of effective governance. Throughout the year, directors and members of senior management conduct proactive outreach to better understand investor perspectives and priorities.
In addition to discussions regarding business performance, strategy, and capital structure, we engage with investors on matters critical to the Company’s long-term success, including governance practices, executive compensation design, capital allocation, sustainability, and risk oversight. Feedback from these engagements is shared with the Board and informs its oversight responsibilities and management’s decision-making.
Specific Ways We Engaged with Stockholders in 2025
In 2025, we conducted outreach to stockholders representing approximately 70% of our outstanding shares and held in-person or virtual meetings with stockholders representing approximately 32% of our outstanding shares.
We also hosted quarterly earnings calls open to all investors and research analysts, and participated in eleven industry conferences and investor events during the year. In addition, we engaged with leading proxy advisory firms that serve our investor base. Independent directors participated in select meetings, reflecting the Board’s direct involvement in stockholder engagement.
Feedback from these engagements was reviewed by both the Board and management and considered in connection with strategy, capital allocation priorities, executive compensation alignment, and governance practices.
Topics discussed during 2025 engagements included:
Strengthening and optimizing the balance sheet through disciplined liquidity management and debt reduction;
Executing our “value over volume” strategy in Cellulose Specialties to drive appropriate value for our specialty products and support reinvestment in manufacturing facilities; and
Advancing growth opportunities through our biomaterials platform, including BioNova initiatives, while maintaining disciplined capital allocation.

2026 RYAM PROXY STATEMENT	7

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

These engagement efforts support the Board’s oversight responsibilities and reinforce our commitment to transparency and accountability.
Stockholders and other interested parties who wish to communicate with members of the Board, a Board committee, the Chair of the Board, or the independent non-management directors as a group may do so by writing to:
RYAM
c/o Corporate Secretary
1301 Riverplace Boulevard, Suite 2300
Jacksonville, Florida 32207
All communications received are forwarded directly to the intended recipient(s) in accordance with our established governance procedures.
STANDARD OF ETHICS AND CODE OF CORPORATE CONDUCT
The Company has adopted a Standard of Ethics and Code of Corporate Conduct (Code of Conduct) applicable to our directors, officers, and employees. The Code of Conduct establishes standards for ethical conduct, legal compliance, and accountability across the organization.
The Code of Conduct is available on the Company’s website at investors.ryam.com/governance/corporate-governance-information. Any amendments to, or waivers from, the Code of Conduct will be disclosed on the Company’s website in accordance with applicable SEC and NYSE requirements.
The Company maintains confidential reporting channels, including an Ombudsman program and other mechanisms, through which employees and other stakeholders may report concerns regarding compliance, ethics, accounting, or internal control matters without fear of retaliation. The Audit Committee receives periodic reports regarding such matters in connection with its oversight responsibilities.
SUSTAINABILITY FOCUS
RYAM’s commitment to sustainability is aligned with our business strategy and reflects our focus on transforming renewable materials into high-performance products that support evolving global demand. for customized high performing, sustainable materials. We believe responsible environmental stewardship, operational safety, and long-term value creation are interconnected.
Additional information regarding our sustainability initiatives, metrics, and disclosures is available on our website at RYAM.com/sustainability.
The information available on our website, including our sustainability reports, is not incorporated by reference into, and does not form a part of, this Proxy Statement.

8

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

DIRECTOR COMPENSATION
The Company provides a combination of cash and equity-based compensation to attract and retain qualified directors. In setting director compensation, the Board considers the significant time commitment and level of skill and experience required to fulfill Board and committee responsibilities.
The Nominating Committee conducts an annual review of director compensation. This review includes benchmarking against a peer group of publicly traded companies and consideration of relevant market survey data. Frederick W. Cook & Co., Inc. (FW Cook), the Board’s independent compensation consultant, advises the Nominating Committee on peer group composition (which is the same peer group used for executive compensation benchmarking) and provides market data and analysis. Based on this review, the Nominating Committee makes a recommendation to the full Board, which retains final approval authority.
Directors are also subject to minimum stock ownership and retention requirements, as described below under “Director Mandatory Stock Ownership and Retention Requirements.”
2025/2026 Cash Compensation
Non-management director compensation is determined by the Board following a recommendation from the Nominating Committee. For the twelve-month 2025-2026 compensation period, which concludes at the 2026 Annual Meeting, each non-management director receives the following cash compensation (prorated for partial year service), payable in equal quarterly installments:
Annual retainer: $85,000
Committee Chair retainers:
$20,000 for the Audit Committee Chair

$15,000 for each of the Compensation, Nominating, and Sustainability Committee Chairs. No such additional retainer is payable to the Sustainability Committee Chair when such position is held by the then current independent Chair of the Board.

Chair of the Board retainer: $100,000
Annual Equity Awards
For the 2025-2026 compensation period, on May 14, 2025, each non-management director received a restricted stock unit (RSU) award with a grant date fair value of $115,003 based on a nominal per share value of $7.00 (prorated for partial year service). The RSUs vest on May 14, 2026, provided the director continues to serve on the Board through that date, subject to accelerated vesting in the event of death, disability or other extraordinary circumstances as determined by the Nominating Committee).
Dividends (if any) accrue on the RSUs and are credited to a separate account. Accrued dividends are paid upon vesting, together with interest at a rate equal to the Prime Rate as reported in The Wall Street Journal, compounded annually as of each December 31 (the Prime Rate).
Annual Limit on Director Equity Awards and Cash Compensation
Under the Company’s Equity Incentive Stock Plan, the aggregate value of equity awards and cash compensation granted to any director may not exceed $500,000 in any calendar year.

2026 RYAM PROXY STATEMENT	9

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

Cash Fees Deferral Plan
Non-management directors may elect to defer up to 100% of their cash compensation under the Company’s director deferral program. Deferred amounts are credited to a notional account and are payable in a lump sum upon the conclusion of the director’s service or other termination of Board membership. Deferred balances accrue interest at a rate equal to the Prime Rate.
Director Mandatory Stock Ownership and Retention Requirements
Directors with five or more years of Board service are required to own Company stock with an aggregate value equal to or greater than the total of their annual cash retainers for the preceding five years. Until this ownership threshold is achieved, directors are required to retain all shares received as part of their annual equity compensation. As of March 16, 2026, all directors were in compliance with the Company’s stock ownership and retention guidelines.
2025 Director Compensation Table
The following table sets forth compensation information for the fiscal year ended December 31, 2025, for all individuals who served on our Board at any time during the year.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	ALL OTHER COMPENSATION ($)	TOTAL ($)
De Lyle W. Bloomquist(2)	-	-	-	-
Eric M. Bowen	85,000	65,059(3)	-	150,059
Julie A. Dill	100,000	65,059(3)	-	165,059
Charles R. Eggert	85,000	65,059(3)	-	150,059
James F. Kirsch	88,750(4)	65,059(3)	-	153,809
David C. Mariano	85,000	65,059(3)	-	150,059
Lisa M. Palumbo	185,000	65,059(3)	-	250,059
Ivona Smith	100,000	65,059(3)	-	165,059
Bryan D. Yokley	105,000	65,059(3)	-	170,059

(1)
Represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. A discussion of the assumptions used in calculating these values may be found in Note 18 Incentive Stock Plans included in the notes to consolidated financial statements in the Annual Report.

(2)
Mr. Bloomquist, as an executive officer of the Company, was not compensated for his service as a director. See the Summary Compensation Table for compensation information relating to Mr. Bloomquist during 2025.

(3)
On May 14, 2025, each non-management director was granted an RSU award with a target value of $115,000. The number of RSUs granted was determined using a nominal reference price of $7.00 per share, resulting in 16,429 RSUs after rounding (as the Company does not issue fractional shares or units for director equity awards), which produced an aggregate notional value of approximately $115,003. The amount reported in the “Stock Awards ($)” column reflects the grant-date fair value of the RSUs based on the closing price of the Company’s common stock on May 14, 2025 ($3.96 per share). The aggregate number of RSUs outstanding as of December 31, 2025 for each of Ms. Dill, Ms. Palumbo, Ms. Smith and Messrs. Bowen, Eggert, Kirsch, Mariano and Yokley was 16,429.

(4)
Mr. Kirsch received the standard quarterly director retainer of $21,250 for each quarter of 2025. He also received a quarterly retainer for serving as Chair of the Finance and Strategic Planning Committee for the first quarter of 2025. Effective May 14, 2025, the Finance and Strategic Planning Committee was dissolved, and accordingly Mr. Kirsch did not receive a committee chair retainer for the remainder of 2025.

10

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

ANTI-HEDGING/ANTI-PLEDGING POLICY
The Company maintains a comprehensive anti-hedging and anti-pledging policy applicable to all (1) officers of the Company, (2) members of the Board of Directors, (3) the immediate family members of officers and directors and other members of their households, and (4) entities controlled by any of the foregoing. The Company retains discretion to designate additional employees to be subject to this policy.
The policy prohibits hedging or other transactions designed to offset any decrease in the market value of the Company’s equity securities, as well as the pledging of Company securities.
Prohibited transactions include, among others:
Short sales
Trading in options
Hedging transactions of any type, including prepaid variable forwards, equity swaps, collars, and exchange funds
Pledging Company securities, including as collateral for margin loans or margin accounts
Standing or limit orders, unless effected pursuant to a Rule 10b5-1 trading plan that complies with Company policy and is approved by the Corporate Secretary
RELATED PERSON TRANSACTIONS
The Board has adopted a written policy governing the review, approval, and ratification of transactions with related persons to minimize potential conflicts of interest.
Under the policy, a “Related Person” includes any director, executive officer, or beneficial owner of more than five percent of the Company’s Common Stock, as well as their immediate family members and any entity in which any of the foregoing persons is employed, is a partner or principal or serves in a similar position, or has a ten percent or greater beneficial ownership interest. A “Related Person Transaction” is any transaction, arrangement, or relationship in which the Company is a participant, the amount involved exceeds $120,000, and a Related Person has or will have a direct or indirect material interest.
Each year, a list of Related Persons is compiled based on responses to annual Director and Officer Questionnaires. Following review and consolidation by the Corporate Secretary, the list is distributed to appropriate personnel responsible for procurement, sales, finance, legal, and other relevant functions. Before entering into a potential transaction with a Related Person, the responsible manager or the Related Person must notify the Corporate Secretary and provide details regarding the proposed transaction. If the Corporate Secretary determines that the transaction constitutes a Related Person Transaction, it is submitted to the Audit Committee for review and approval. The Audit Committee will approve only those transactions that it determines to be in the best interests of the Company and its stockholders.
In evaluating Related Person Transactions, the Audit Committee considers, among other factors:
The nature of the Related Person’s relationship to the Company and interest in the transaction
The material terms of the transaction, including the type and amount
The benefits to the Company
The availability of comparable products or services from other sources; and
If applicable, the impact on a director’s independence
If a Related Person Transaction is identified after it has been entered into, it must be promptly submitted to the Audit Committee for evaluation and, if appropriate, ratification.

2026 RYAM PROXY STATEMENT	11

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

In addition, the Company annually cross-references the individuals and entities identified as Related Persons against its accounts payable and accounts receivable records to identify any transactions involving a Related Person, regardless of amount.
The Corporate Secretary prepares a report of any such transactions, which is reviewed with the Audit Committee to determine whether any transaction constitutes a Related Person Transaction under the Company’s policy or requires disclosure under applicable SEC rules.
Following completion of this review for 2025, the Audit Committee determined that no Related Person Transactions occurred during the year that required disclosure in this Proxy Statement.

12

PROPOSAL 1-ELECTION OF DIRECTORS

Proposal 1 – Election of Directors
The Board of Directors is responsible for establishing overall corporate policy, overseeing management, and supervising the Company’s performance. The Board reviews the Company’s strategy and significant developments and acts on matters requiring Board approval.
The Board held nine meetings during 2025, and each director attended at least 75% of the aggregate number of Board and applicable committee meetings during his or her period of service.
The Board currently consists of nine directors divided into three classes (Class I, Class II and Class III), with staggered three-year terms. The terms of the Class I directors expire at the 2027 Annual Meeting of Stockholders, the Class II directors at the 2028 Annual Meeting, and the Class III directors at the 2026 Annual Meeting.
Accordingly, stockholders are being asked to elect three Class III directors to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each nominee has consented to stand for election, and the Board has no reason to believe any nominee will be unable to serve.
If a nominee becomes unavailable for election prior to the 2026 Annual Meeting, Common Stock properly represented by valid proxies may be voted for a substitute nominee designated by the Board. Alternatively, the Board may leave the vacancy unfilled or reduce the size of the Board.
If any incumbent nominee for director does not receive the required affirmative vote of a majority of the votes cast with regard to his or her election, then under Delaware law, the director would remain in office as a holdover director until a successor is elected or the director resigns, retires or is otherwise removed. Under the Company’s CGPs, such director must promptly tender his or her resignation to the Board. The Nominating Committee would then evaluate such tendered resignation and recommend to the Board whether to accept or reject it. The Board will publicly disclose its decision and rationale within 90 days following receipt of the resignation.
DIRECTOR QUALIFICATIONS
In identifying and evaluating director nominees, the Nominating Committee seeks individuals whose experience, skills, expertise, and integrity enable them to contribute meaningfully to the Board’s oversight responsibilities and to serve the long-term interests of stockholders. The Nominating Committee periodically reviews its criteria for Board membership in light of the Company’s strategy, business environment, regulatory landscape, and evolving governance standards.
The Board believes its members collectively possess a complementary mix of experience, qualifications, and perspectives relevant to the Company’s business.
Each director, including the nominees for election, has senior leadership experience and has served on public or private company board and board committees. Collectively, the Board brings experience in areas critical to the Company’s operations, including:
Strategy development and execution
Global operations and manufacturing
Risk management and internal controls
Accounting and financial reporting
Capital markets and corporate finance
Innovation and new product development
Executive leadership and talent oversight
Public policy and regulatory compliance
Corporate governance.

2026 RYAM PROXY STATEMENT	13

PROPOSAL 1-ELECTION OF DIRECTORS

In addition, directors contribute valuable insights regarding key end markets and geographic regions relevant to the Company.
The biographies of each director and nominee, together with a description of their individual qualifications, are set forth below. See also the Director Skills and Experience Matrix.
Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” each of its three nominees named below for election to the Board of Directors for a term to expire at the 2029 Annual Meeting of Stockholders.

14

PROPOSAL 1-ELECTION OF DIRECTORS

BIOGRAPHICAL AND QUALIFICATIONS INFORMATION OF THE
THREE NOMINEES FOR ELECTION TO THE BOARD OF
DIRECTORS
Class III, Terms to Expire in 2029, if Re-elected

CHARLES R. EGGERT	AGE: 72	DIRECTOR SINCE: 2022

Mr. Eggert has served as an Operating Partner at iSelect Fund Management, a venture capital firm focused on early-stage agriculture, food, nutrition, and wellness growth companies, since 2019. Prior to this, he was an Operating Partner for Arsenal Capital Partners, a private equity firm specializing in building value for specialty chemical and healthcare service companies, from 2016 to 2019. During his tenure at Arsenal, he also served as a Board member for portfolio companies Spartech LLC, Chroma Color Corporation, and Meridian Adhesives Group.

Mr. Eggert served as President and CEO of Solvaira Specialties, one of Arsenal’s portfolio companies from 2016 to 2017, and as CEO and a member of the Board of Directors of OPX Biotechnologies, Inc., a renewable chemicals company from 2008 to 2014. He also held several key roles at the National Starch and Chemical business of ICI PLC from 1999 to 2008, including Group Vice President, Specialty Polymers. From 1997 to 1999, he was Vice President of Marketing and Sales at Engelhard Corporation, and from 1977 to 1997, he held roles of increasing responsibility at Monsanto Company, spanning R&D, manufacturing, business development, and marketing.

Mr. Eggert served on the Board of Directors of CP Kelco from 2020 to 2024.

He earned an MBA in Marketing and Finance from Washington University in St. Louis, a master’s degree in Biochemical Engineering from the University of Minnesota, and a bachelor’s degree in Chemical Engineering from Washington University.

EXPERIENCE:
With a proven track record of driving growth through strategic leadership and operational transformation in the global specialty chemicals and food ingredients industries, combined with his venture capital experience in identifying investments and developing value creation strategies for early-stage companies, Mr. Eggert is uniquely qualified to contribute to the Board’s oversight of the Company’s innovation, new product development, and business growth initiatives.

2026 RYAM PROXY STATEMENT	15

PROPOSAL 1-ELECTION OF DIRECTORS

DAVID C. MARIANO	AGE: 63	DIRECTOR SINCE: 2020

Mr. Mariano is the Managing Director of DCM Capital, a private investment firm with holdings in the equity and debt of public and private companies, a position he has held since founding the firm in 2011. From 1998 to 2011, he served as Managing Partner of Wellspring Capital Management, a registered investment advisor specializing in turnaround and restructuring opportunities across various industries. During this time, he also served as Executive Chairman of the Board of Neucel Specialty Cellulose, a manufacturer of dissolving wood pulp products, including high-purity specialty cellulose and viscose pulps, from 2006 to 2011.

Earlier in his career, Mr. Mariano was a Managing Director at the Blackstone Group and a Senior Manager at Ernst & Young.

Mr. Mariano holds a bachelor’s degree in economics from Gustavus Adolphus College and an MBA from Duke University.

EXPERIENCE:
Mr. Mariano brings over 35 years of experience in investing in, managing, and advising global businesses, with a particular focus over the past 18 years in the dissolving wood pulp industry. He also has significant expertise in capital markets, restructurings, and value-creating transactions. Additionally, as a significant stockholder of the Company, currently holding approximately 1.38% of its Common Stock, Mr. Mariano’s perspective aligns closely with the interests of our stockholders.

16

PROPOSAL 1-ELECTION OF DIRECTORS

SCOTT M. SUTTON	AGE: 61	DIRECTOR SINCE: 2026

Mr. Sutton has served as President and Chief Executive Officer of the Company since January 5, 2026. He previously served as Chairman, President, and Chief Executive Officer of Olin Corporation from August 2020 to March 2024 and as a director from 2018 to 2024. Prior to that, Mr. Sutton served as President and Chief Executive Officer and a director of Prince International Corporation from December 2019 to July 2020 and held senior executive roles at Celanese Corporation from 2013 to 2019, including Chief Operating Officer and Executive Vice President, with responsibility for global operations, supply chain, mergers and acquisitions, and research and development. Earlier in his career, Mr. Sutton served as President of Chemtura AgroSolutions and held various senior leadership roles over an 18-year period at Albemarle Corporation, including international and regional management positions.

Mr. Sutton has served as a director of OPAL Fuels Inc. since November 2025 and previously served as a director of Celanese Corporation from 2024 to 2025.

Mr. Sutton holds a Bachelor of Science degree in Civil Engineering from Louisiana State University, is a licensed Professional Engineer, and has completed executive and director education programs at Northwestern University’s Kellogg School of Management, the University of Chicago, and the National Association of Corporate Directors

EXPERIENCE:
Mr. Sutton brings more than 30 years of global executive leadership experience in the specialty chemicals and advanced materials industries, including prior service as a public company CEO, providing the Board with substantial operational, strategic, and capital allocation expertise. He has led complex organizations through transformational change, operational improvement initiatives, and disciplined capital deployment. His experience overseeing global operations, mergers and acquisitions, research and development, and international commercial activities, together with his background as a licensed Professional Engineer, positions him well to contribute to the Board’s oversight of the Company’s strategy, operations, and long-term growth initiatives.

2026 RYAM PROXY STATEMENT	17

PROPOSAL 1-ELECTION OF DIRECTORS

BIOGRAPHICAL AND QUALIFICATIONS INFORMATION OF OTHER DIRECTORS
Class I, Terms to Expire in 2027

ERIC M. BOWEN	AGE: 54	DIRECTOR SINCE: 2024

Mr. Bowen currently serves as the Executive Vice President, Strategy and Business Development of Terviva, Inc., a private California company focused on developing a novel tree crop for biofuel, feed, and food markets. Mr. Bowen started in that role in August of 2025. Prior to August 2025, Mr. Bowen served as a consultant to Terviva and served on the Terviva Advisory Board from November 2022 until August 2025. Prior to Terviva, Mr. Bowen held various leadership roles at Renewable Energy Group, Inc. (NASDAQ: REGI), a leading US renewable diesel and biodiesel company, from 2010 until its sale to Chevron in June 2022. Mr. Bowen worked at the newly formed Chevron Renewable Energy Group business unit for several months following the acquisition, with a focus on integration and strategic matters. Prior to the acquisition by Chervon, Mr. Bowen served as General Counsel, Corporate Secretary, and Vice President of Strategy (April 2020–June 2022) at Renewable Energy Group, and before that he served as Vice President of Corporate Business Development & Legal Affairs (January 2013–April 2020) as well as head of the REGI Life Sciences business unit (January 2014–May 2019).

Before his tenure at REGI, Mr. Bowen was the Founder, President, and CEO of Tellurian Biodiesel, Inc., a California-based leader in waste-based, low-carbon fuel production, which was acquired by REGI in 2010. Additionally, he served as a director of Forge Hydrocarbons (November 2013–October 2022) and Hydrogen Works (December 2021–July 2024).

Mr. Bowen earned his juris doctorate degree from the University of California, Berkeley, and a Bachelor of Arts (B.A.) from the University of Oregon Honors College.

EXPERIENCE:
With a proven track record of driving innovation and growth in sustainable energy markets and over two decades of leadership experience in the renewable fuels sector, Mr. Bowen brings substantial expertise in corporate strategy, legal affairs, and business development. His extensive background, including international operations, board service with companies focused on advanced biofuels and renewable technologies, uniquely positions him to contribute to the Board’s oversight of the Company’s innovation, business development, and sustainability initiatives.

18

PROPOSAL 1-ELECTION OF DIRECTORS

JULIE A. DILL	AGE: 66	DIRECTOR SINCE: 2018

Ms. Dill most recently served as the Chief Communications Officer for Spectra Energy Corp. (Spectra), which operated in three key areas of the natural gas industry: transmission and storage, distribution, and gathering and processing, from 2013 until Spectra’s merger with Enbridge, Inc. in February 2017. Prior to that, she served as Group Vice President of Strategy for Spectra and as President and CEO of Spectra Energy Partners, LP (NYSE: SEP) from 2012 to 2013. Earlier, she was President of Union Gas Limited from 2007 to 2011. Ms. Dill also held various financial and operational roles with Duke Energy, Duke Energy International, and Shell Oil Company.

Ms. Dill currently serves on the Board of Directors of Sterling Infrastructure, Inc., Centuri Holdings and Southern Star Central Gas Pipeline. She is also a member of the Board of Directors of the Tri-Cities Chapter of the National Association of Corporate Directors (NACD), serves on the Advisory Council for the College of Business and Economics at New Mexico State University, and sits on the Community Relations Committee of the Health System Board of Memorial Hermann Hospital.

Previously, Ms. Dill served on the advisory board of Centuri Group (2018–2024) and the Boards of Directors of QEP Resources, Inc. (2013–March 2021), InterPipeline Ltd. (2018–August 2021), and Spectra Energy Partners, LP (2012–February 2017).

Ms. Dill holds a Bachelor of Business Administration (B.B.A.) from New Mexico State University, is a graduate of the Advanced Management Program at Harvard University, holds the NACD Directorship Certification, and has earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University.

EXPERIENCE:
With her broad experience as the President and CEO of a publicly traded energy company, her strong financial expertise, investor relations, and communications acumen, and more than 35 years in the energy industry, including significant experience in Canada, Ms. Dill brings valuable insight and knowledge to our Board. Her background enhances the Board’s oversight of the Company’s internal operations, investor relations, and communications strategies.

2026 RYAM PROXY STATEMENT	19

PROPOSAL 1-ELECTION OF DIRECTORS

JAMES F. KIRSCH	AGE: 68	DIRECTOR SINCE: 2014

Mr. Kirsch served as the Chairman, President, and CEO of Ferro Corporation, a leading producer of specialty materials and chemicals, from 2006 to 2012. He joined Ferro in October 2004 as President and Chief Operating Officer, was appointed CEO and Director in November 2005, and was elected Chairman in December 2006.

Prior to his time at Ferro, Mr. Kirsch served as President of Quantum Composites, Inc., a manufacturer of thermoset molding compounds, parts, and sub-assemblies for the automotive, aerospace, electrical, and HVAC industries, from 2002 to 2004. From 1999 to 2002, he was President and a Director of Ballard Generation Systems, Inc., as well as Vice President of Ballard Power Systems Inc., based in Burnaby, British Columbia, Canada.

Mr. Kirsch began his career at The Dow Chemical Company, where he spent 19 years in roles of increasing responsibility, including Global Business Director of Propylene Oxide and Derivatives and Global Vice President of Electrochemicals.

He has also served as a director of GCP Applied Technologies Inc. (2018–2020), Cleveland-Cliffs, Inc. (formerly Cliffs Natural Resources, Inc.), where he was a director from March 2010 to August 2014 and Executive Chairman from January 2014 to August 2014.

Mr. Kirsch is a graduate of The Ohio State University.

EXPERIENCE:
Mr. Kirsch brings extensive senior management experience with major organizations operating internationally, along with substantial expertise in specialty materials and chemicals. As a former Chairman, President, and CEO of a NYSE-listed company, he provides significant senior leadership experience, which greatly enhances the contributions he makes to our Board and the committees on which he serves.

20

PROPOSAL 1-ELECTION OF DIRECTORS

Class II, Terms to Expire in 2028

LISA M. PALUMBO	AGE: 68	DIRECTOR SINCE: 2014

Ms. Palumbo served as Senior Vice President, General Counsel, and Secretary of Parsons Brinckerhoff Group Inc., a global consulting firm specializing in planning, design, construction, and program management services for critical infrastructure projects, from 2008 until her retirement in January 2015.

Prior to that, she held the role of Senior Vice President, General Counsel, and Secretary at EDO Corporation, a defense technology company, from 2002 to 2008. In 2001, she served as Senior Vice President, General Counsel, and Secretary of Moore Corporation. From 1997 to 2001, Ms. Palumbo was Vice President, General Counsel, and Secretary of Rayonier Inc., and from 1987 to 1997, she served in positions of increasing responsibility, including Assistant General Counsel and Assistant Secretary, at Avnet, Inc., a global distributor of technology products.

Ms. Palumbo earned both her bachelor’s and juris doctorate degrees from Rutgers University.

EXPERIENCE:
With more than 28 years of legal experience across international, public, and private companies, Ms. Palumbo brings significant expertise in law, corporate governance, mergers and acquisitions, enterprise risk management, health and safety, and compliance. Her diverse background, combined with her prior experience as General Counsel of Rayonier Inc., uniquely positions her to provide valuable insights to our Board regarding the Company’s business and to support the Board’s oversight of the Company’s risk management, legal, and compliance responsibilities.

2026 RYAM PROXY STATEMENT	21

PROPOSAL 1-ELECTION OF DIRECTORS

IVONA SMITH	AGE: 56	DIRECTOR SINCE: 2020

Ms. Smith has been an advisor with Drivetrain LLC, an independent fiduciary services firm, since 2016. Prior to joining Drivetrain, she served as Managing Director at Fair Oaks Capital LP, an investment advisory firm, from 2014 to 2016. She was also the Co-Founder of Restoration Capital Management LLC, an investment advisory firm, where she worked from 2001 to 2012, and Co-Portfolio Manager at Tribeca Investments, LLC, the broker/dealer division of Citigroup/Traveler’s, from 1999 to 2000.

Earlier in her career, Ms. Smith held roles as an auditor, analyst, and financial consultant at various accounting and investment banking firms, including Kidder Peabody and Ernst & Young.

Ms. Smith has also served on several boards, including Peer Street, Inc. (April 2023-May 2024), Vintage Wine Estates, Inc. (June-August 2024), 2U, Inc. (May-September 2024) and The Weinstein Company (2018–2021), where she contributed during its sale and wind-down process.

She holds a bachelor’s degree in finance from Fordham University and an MBA from NYU Stern School of Business.

EXPERIENCE:
Ms. Smith brings comprehensive expertise in finance, capital markets, restructuring, and accounting, gained through her work with senior management teams and her role as a fiduciary to the investment community, including serving as an independent director for various companies. With over 25 years of experience investing in and advising companies navigating operational or financial challenges, she is particularly well-equipped to contribute to the Board’s oversight of the Company’s capital structure, financial performance, auditing, external auditors, and controls over financial reporting.

22

PROPOSAL 1-ELECTION OF DIRECTORS

BRYAN D. YOKLEY	AGE: 64	DIRECTOR SINCE: 2023

Mr. Yokley served as an Audit Partner at Ernst & Young Global Limited, a global leader in assurance, tax, information technology, consulting, and advisory services, from 2001 until his retirement in June 2022. Prior to that, he served as Chief Financial Officer of World Access, Inc. from 1999 to 2001, and from 1997 to 1999, he was an Audit Partner at Ernst & Young.

Mr. Yokley also completed a fellowship with the Financial Accounting Standards Board (FASB) in Connecticut from 1995 to 1997. Earlier in his career, he worked as an auditor for Arthur Young (which merged with Ernst & Young in 1989) from 1984 to 1995.

Mr. Yokley is a Certified Public Accountant (inactive) and holds a bachelor’s degree in business administration from the University of Alabama.

EXPERIENCE:
Mr. Yokley brings over 40 years of managerial, financial, and accounting experience, working extensively with senior management, audit committees, and boards of directors of public companies. His deep experience and financial expertise uniquely position him to contribute meaningfully to the Board’s oversight of the Company’s financial performance, auditing processes, external auditors, and controls over financial reporting.

2026 RYAM PROXY STATEMENT	23

PROPOSAL 1-ELECTION OF DIRECTORS

DIRECTOR SKILLS AND EXPERIENCE MATRIX
The table below shows the skills and experience that each director brings to the Board.

24

PROPOSAL 1-ELECTION OF DIRECTORS

DIRECTOR NOMINATION PROCESS
Potential director candidates may be identified by current directors, management, business leaders, stockholders or other sources. The Nominating Committee also periodically engages independent third-party search firms to assist in identifying and evaluating potential candidates and may do so in the future. An independent third-party search firm assisted the Committee in identifying and evaluating Mr. Sutton as part of the Board’s succession planning process.
The Nominating Committee evaluates candidates recommended by stockholders using the same criteria applied to all director candidates. The Committee seeks candidates who complement the Board’s existing skills and experience and who meet the Company’s independence and other qualification standards.
Information regarding the submission of director nominations for the 2027 Annual Meeting of Stockholders is provided in Appendix A under “When Are Stockholder Proposals for the 2027 Annual Meeting of Stockholders Due?”
FORMAL DIRECTOR ONBOARDING PROCESS
Upon joining the Board, new directors participate in a structured onboarding program designed to support their effective integration into the Board’s work. The program familiarizes directors with the Company’s businesses, strategy, governance framework, Board policies, and the responsibilities of their assigned committees.
New directors meet with senior leadership and key members of management to gain insight into the Company’s operations, opportunities, challenges, and risk profile, and they participate in site visits to observe manufacturing, quality and supply chain operations firsthand.
Based on feedback from directors, we believe this onboarding process, together with participation in regular Board and committee meetings, provides a strong foundation in the Company’s business and enables new directors to contribute meaningfully and efficiently to Board deliberations.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
Directors are encouraged to attend each Annual Meeting of Stockholders. All directors attended the 2025 Annual Meeting.

2026 RYAM PROXY STATEMENT	25

PROPOSAL 1-ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS
The Board has four standing committees, each of which operates under a written charter available on the Company’s website at investors.RYAM.com/governance/corporate-governance-information.

AUDIT	NUMBER OF MEETINGS IN 2025: 8
This committee advises the Board and oversees our accounting and financial reporting policies, processes and systems, as well as our systems for internal control, including:	CURRENT MEMBERS: Bryan D. Yokley, Chair Eric M. Bowen David C. Mariano Ivona Smith
overseeing financial reporting, controls and audit performance monitoring and oversight of the independence and performance of our independent registered public accounting firm, with responsibility for such firm’s selection, evaluation, compensation and, if applicable, discharge approving, in advance, all of the audit and non-audit services provided to the Company by the independent registered public accounting firm facilitating open communication among the Board, senior management, internal audit and the independent registered public accounting firm overseeing our enterprise risk management, cybersecurity and legal compliance and ethics programs, including our Standard of Ethics and Code of Corporate Conduct
overseeing the financial performance of the assets invested in our pension and savings plans providing oversight with respect to the Company’s tax strategy oversight with respect to the integrity of the Company’s ERM program

COMPENSATION AND MANAGEMENT DEVELOPMENT	NUMBER OF MEETINGS IN 2025: 9
This committee oversees the compensation and benefits of senior-level employees, including:	CURRENT MEMBERS: Julie A. Dill, Chair David C. Mariano Lisa M. Palumbo Bryan D. Yokley
evaluating senior executive performance, succession planning and development matters establishing executive compensation
reviewing and approving the Compensation Discussion and Analysis included in the annual proxy statement recommending compensation actions regarding our CEO for approval by non-management directors of the Board approving individual compensation actions for all senior executives other than our CEO

NOMINATING AND CORPORATE GOVERNANCE	NUMBER OF MEETINGS IN 2025: 3
This committee advises the Board with regard to Board structure, composition and governance, including:	CURRENT MEMBERS: Ivona Smith, Chair Julie A. Dill Charles R. Eggert James F. Kirsch

establishing criteria for Board nominees and identifying qualified individuals for nomination to become Board members, including engaging advisors to assist in the search process where appropriate and considering potential nominees recommended by stockholders recommending the structure and composition of Board committees overseeing evaluation of Board and committee effectiveness
recommending director compensation and benefits programs to the Board overseeing our corporate governance structure and practices, including our CGPs reviewing and approving changes to the charters of the other Board committees

26

PROPOSAL 1-ELECTION OF DIRECTORS

SUSTAINABILITY	NUMBER OF MEETINGS IN 2025: 3
This committee advises the Board with regard to Environmental, Social and Governance (ESG) matters, including:	CURRENT MEMBERS: Lisa M. Palumbo, Chair Eric M. Bowen Charles R. Eggert James F. Kirsch
overseeing the Company’s environmental sustainability initiatives, performance and targets overseeing the Company’s strategy and performance with respect to social matters including health and safety, and diversity and inclusion providing input to management on and overseeing the Company’s identification, assessment and management of risks associated with the environmental and social matters reviewing the Company’s Sustainability Report and other ESG-related disclosures such as climate-related metrics and targets engaging with and monitoring feedback and expectations of key investors, advisors and other stakeholders with respect to ESG topics

Effective April 1, 2026, the Board plans to streamline its committee structure by dissolving the Sustainability Committee and integrating its oversight responsibilities into the full Board and relevant committees. Updated committee charters and CGPs reflecting this change will be posted on the Company’s website on April 1, 2026.
The Nominating Committee and Board annually review the Company’s committee structure and may make changes in accordance with best governance practices, the optimal operation of the Board and the best interests of the Company and its stockholders.

2026 RYAM PROXY STATEMENT	27

PROPOSAL 2 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Proposal 2 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Declassify the Board of Directors
The Company’s Amended and Restated Certificate of Incorporation, as amended (the Certificate of Incorporation) currently provides for a classified Board divided into three classes, with directors serving staggered three-year terms. This structure was adopted in connection with the Company’s 2014 spin-off to promote stability and continuity during the Company’s initial years as a standalone public company.
The Nominating and Corporate Governance Committee and the Board regularly evaluate the Company’s governance framework. Consistent with this ongoing review, and in light of stockholder feedback and prevailing governance practices, the Board continues to believe that declassifying the Board is in the best interests of the Company and its stockholders.
If approved, the proposed amendment to the Certificate of Incorporation would phase out the classified structure over a three-year period beginning at the 2027 Annual Meeting of Stockholders. Directors elected at the 2027 Annual Meeting and thereafter would serve one-year terms, with full implementation of annual elections occurring at the 2029 Annual Meeting. The amendment would not shorten the current terms of our directors, meaning directors elected at the 2026 Annual Meeting would still serve three-year terms, even if the proposal is approved.
If stockholders approve this proposal, the amendment will become effective upon the Company’s filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The amendment will not affect the size of the Board or the Board’s authority to change the size of the Board or fill any vacancies.
Additionally, under Delaware law, directors on a classified board may be removed only for cause unless otherwise provided in the Certificate of Incorporation. Upon full declassification in 2029, directors would be removable with or without cause by stockholders, consistent with a full annual election structure.
The full text of the proposed amendment is included in Appendix B to this Proxy Statement. Pursuant to the Certificate of Incorporation, approval of this amendment requires the affirmative vote of the holders of not less than 80% of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date. If approved, the Board will adopt conforming amendments to the Company’s Bylaws and CGPs.
Abstentions and broker non-votes will have the same effect as votes against this proposal

The Board of Directors recommends a vote “FOR” the management proposal to amend the Certificate of Incorporation to declassify the Board of Directors and implement annual elections of directors.

28

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

Proposal 3 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions
The Company’s Certificate of Incorporation and Bylaws currently require the affirmative vote of shares representing not less than 80% of the Company’s outstanding shares of stock entitled to vote generally in the election of directors (a Supermajority Vote), to alter, amend or repeal certain provisions of those documents.
Specifically, Article XIII of the Certificate of Incorporation requires a Supermajority Vote to approve any alteration, amendment, or repeal of, or the adoption of any provision inconsistent with, the following provisions of the Certificate of Incorporation:
Issuance of preferred stock (Section 3 of Article IV of the Certificate of Incorporation);
Size, tenure, classes of directors, vacancies and director removal relating to the Board of Directors (Article VI);
Stockholder action, including written consents and special meetings (Article VII);
Indemnification of officers and directors (Article X); and
Amendments to the Certificate of Incorporation to change the Supermajority Voting Requirements (Article XIII).
Similarly, Section 9.1 of the Bylaws requires a Supermajority Vote to approve any alteration, amendment, or repeal of, or the adoption of any provision inconsistent with, the following provisions of the Bylaws:
Special meetings of stockholders and written consents by stockholders (Article II, Sections 2.2 and 2.13, respectively)
Board size and tenure, classes of directors, board vacancies, and director removal (Article III, Sections 3.2, 3.10 and 3.12, respectively)
Indemnification of directors and officers (Article VI); and
Amendments to the Bylaws (Article IX)
We refer to these requirements collectively as the “Supermajority Voting Provisions.”
The Supermajority Voting Provisions were adopted in connection with the Company’s 2014 spin-off to promote stability and continuity during the Company’s transition to a standalone public company.
The Board regularly evaluates the Company’s governance practices. Consistent with that ongoing review, and in light of stockholder feedback and evolving governance standards, the Board continues to believe that eliminating the Supermajority Voting Provisions is in the best interests of the Company and its stockholders.
If elimination of the Supermajority Voting Provisions is approved by stockholders, proposed future amendments to the affected provisions of the Certificate of Incorporation and Bylaws will require the approval of a majority of the Company’s outstanding shares of stock entitled to vote rather than an 80% supermajority vote.
The full text of the proposed amendment to the Certificate of Incorporation is included in Appendix C to this Proxy Statement.

2026 RYAM PROXY STATEMENT	29

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

If approved by stockholders, the amendment will become effective upon the Company’s filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, and the Board will implement conforming amendments to the Company’s Bylaws and CGPs.
The affirmative vote of the holders of not less than 80% of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date is required to approve this proposal pursuant to the Certificate of Incorporation.
Abstentions and broker non-votes will have the same effect as votes against this proposal.

The Board of Directors recommends a vote “FOR” the management proposal to amend the Certificate of Incorporation to eliminate the supermajority voting provisions.

30

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 4 – Advisory Vote on Executive Compensation
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended, this proposal seeks a stockholder advisory vote to approve the compensation of our Named Executive Officers (NEOs) as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K through the following resolution:
Resolved, that stockholders approve, on an advisory basis, the Company’s compensation of its Named Executive Officers as discussed and disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation Discussion and Analysis, the compensation tables and any related material contained in the Proxy Statement for this meeting.
Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
We currently hold our advisory vote to approve the compensation of our named executive officers (Say-on-Pay vote) annually. Stockholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2027 Annual Meeting of Stockholders.
Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” this advisory resolution to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

2026 RYAM PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) describes the philosophy, objectives, process, components and additional aspects of our executive compensation program for the year ended December 31, 2025. This CD&A is intended to be read in conjunction with the compensation tables that immediately follow this section, which provide historical compensation information for our named executive officers (NEOs) who are listed below:

NAME	POSITION
De Lyle W. Bloomquist(1)	President and Chief Executive Officer
Marcus J. Moeltner	Chief Financial Officer and Senior Vice President, Finance
Joshua C. Hicks(2)	Senior Vice President, High Purity Cellulose
R. Colby Slaughter	Senior Vice President, General Counsel and Corporate Secretary
Michael D. Osborne	Vice President, Manufacturing

(1)
As part of the previously announced leadership transition, Mr. Bloomquist stepped down as the Company’s Chief Executive Officer and President, effective January 5, 2026. Please see “Leadership Transition” below.

(2)	Mr. Hicks departed from the Company effective January 11, 2026.
QUICK CD&A REFERENCE GUIDE

Executive Summary	Section I
Compensation Philosophy	Section II
Compensation Determination Process	Section III
Compensation Program Components	Section IV
Additional Compensation Policies and Practices	Section V

I. EXECUTIVE SUMMARY
Company Overview
RYAM is a global leader of cellulose and derivatives commonly used in the production of filters, food, pharmaceuticals, high performance plastics, propellants and various industrial applications. RYAM’s specialized assets, capable of creating the world’s leading cellulose specialties products, are also used to produce cellulose viscose pulp, cellulose fluff pulp, high-yield pulp and various value-added derivatives, including paperboard, biofuels, bioelectricity and lignin.
Compensation Objectives
The primary objectives of the Company’s executive compensation program are to:
Link pay to performance over both the short and long terms;

Align executive officers’ interests with those of the Company and the Company’s stockholders over the short term, generally through the use of cash, and the long term, generally through the use of equity as a significant component;

Establish components of the program that are consistent with the Company’s business strategy and objectives; and
Provide market compensation to attract, motivate and retain executive talent.
In light of these objectives, the Company’s compensation plans are designed to reward executive officers for generating performance that increases stockholder returns.

32

COMPENSATION DISCUSSION AND ANALYSIS

Business and Financial Highlights
2025 was a challenging year for the Company, as global trade uncertainty, certain weak commodity end-markets and operational disruptions impacted the financial and operational results listed below.

Loss from continuing operations for the year ended December 31, 2025 was $423 million driven by a $337 million non-cash deferred tax write off; by comparison the prior year loss from continuing operations was $42 million

Adjusted EBITDA declined 40% to $133 million, contributing to negative Adjusted Free Cash Flow for 2025 – no bonuses paid on these objectives
Advanced strategic investments in BioNova projects, which provide a new path for growth
Executed on key strategic objectives to improve Safety, Sustainability and Employee Engagement
Total shareholder return (TSR) of 35% for the long-term incentive period ending in 2025 (March 2022 through February 2025)
2025 Say-On-Pay Vote and Stockholder Engagement
At the 2025 annual meeting, the Company’s stockholders approved the compensation of the NEOs on an advisory basis, with approximately 98% of the votes cast “For” such approval. The Compensation Committee believes that this level of support from our stockholders confirms the alignment of our executive compensation structure with the interests of our investors.
To ensure investor views are incorporated into the planning process, the Company engages with stockholders on an ongoing basis to gather their perspectives. Through this stockholder outreach, the Company has established important feedback channels that serve as a valuable resource for ongoing input from the Company’s stockholders.
II. COMPENSATION PHILOSOPHY
Compensation Philosophy
The Compensation Committee believes that a well-designed compensation program should align executive interests with the drivers of growth and stockholder returns, including by supporting the Company’s achievement of its primary business goals and by reinforcing our ability to attract and retain employees whose talents, expertise, leadership, and contributions are expected to build and sustain growth in long-term stockholder value. As a result, we maintain a strong pay-for-performance orientation in our compensation program.
The Compensation Committee regularly reviews our compensation policies and program design to ensure that they are aligned with the interests of our stockholders and our business goals, and that the total compensation paid to our executives is fair, reasonable, and competitive for our size, current scale and market position. With respect to CEO and other NEO compensation, the Compensation Committee uses its judgment but generally seeks to set compensation in line with the market median for our compensation comparison peer group for a given year.

2026 RYAM PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Program Governance
The Compensation Committee assesses the effectiveness of the executive compensation program and reviews risk mitigation and governance matters, which includes the following best practices:

What We Do	What We Don’t Do
Pay for Performance	No Significant Perquisites
Independent Compensation Consultant	No Excise Tax Gross-Ups
Clawback Policies	No Hedging or Pledging of Company Shares
Stock Ownership Guidelines	No Guaranteed Employment Agreements
Cap Bonus Payouts and Equity Grants
Double Trigger Change-in-Control Severance
Balance Short- and Long-Term Compensation
Combination of Balanced Performance Metrics
Compensation Comparison Peer Group Data
Annual Say-on-Pay Vote
Annual Compensation Risk Assessment

III. COMPENSATION DETERMINATION PROCESS
Role of the Compensation Committee
The Compensation Committee establishes the compensation philosophy and objectives, determines the structure, components and other elements of executive compensation, and reviews and approves the compensation of the NEOs other than the CEO and recommends the compensation of our CEO for approval by the Board.
Toward the end of each year, the Compensation Committee reviews the elements of our executive compensation program to verify the alignment of the program with our business strategy and with the items that we believe drive the creation of stockholder value, and to determine whether any changes would be appropriate.
In accordance with its charter, the Compensation Committee recommends to the independent members of the Board total compensation for the CEO (generally at its December meeting) for the following year. The Compensation Committee reviews and evaluates the performance of the CEO and develops base salary and incentive compensation recommendations to the independent members of the Board. At the beginning of a year, after the end of applicable annual performance periods for the prior year or years, the Compensation Committee evaluates achievement relative to performance targets and determines corresponding payouts earned. The CEO did not play any role with respect to any matter affecting his own compensation and was not present when the Compensation Committee discussed and formulated its recommendation for his compensation.
Role of Management
The Compensation Committee obtains input from executive officers regarding the annual operating plan, expected financial results, and related risks. Based on this information, the Compensation Committee establishes the performance-based metrics and targets for the cash-based annual incentive plan and for the performance share units and performance cash granted under our long-term incentive plan.
With the input of the CEO, the Compensation Committee also establishes the compensation of all the other executive officers. The CEO’s input is particularly important in connection with base salary adjustments and the determination of each executive officer’s individual goals under the annual incentive plan. The Compensation

34

COMPENSATION DISCUSSION AND ANALYSIS

Committee gives significant weight to the CEO’s recommendations in light of his greater familiarity with the day-to-day performance of his direct reports and the importance of incentive compensation in driving the execution of managerial initiatives developed and led by the CEO. Nevertheless, the Compensation Committee makes the ultimate determination regarding the compensation of the executive officers. The NEOs did not play any role with respect to any matter affecting their own compensation and were not present when the Compensation Committee discussed and formulated its recommendation for their compensation.
Role of the Independent Compensation Consultant
The Compensation Committee recognizes the importance of obtaining objective, independent expertise and advice in carrying out its responsibilities. The Compensation Committee has the power to retain an independent compensation consultant to assist it in the performance of its duties and responsibilities.
The Compensation Committee has retained FW Cook as its independent compensation consultant. FW Cook reports directly to the Compensation Committee, and the Compensation Committee has the authority to retain, terminate and obtain the advice of FW Cook for executive compensation purposes at the Company’s expense. The Compensation Committee selected FW Cook as its consultant because of the firm’s expertise and experience.
While the Compensation Committee takes into consideration the recommendations of FW Cook when making decisions about the executive compensation program, ultimately, the Compensation Committee made its own independent decisions about compensation matters.
The Compensation Committee has assessed the independence of FW Cook pursuant to SEC and NYSE rules. In doing so, the Compensation Committee considered each of the factors set forth by the SEC and the NYSE with respect to a compensation consultant’s independence. The Compensation Committee also considered the nature and amount of work performed for the Compensation Committee and the fees paid for those services in relation to the firm’s total revenues. Based on its consideration of the foregoing and other relevant factors, the Compensation Committee concluded that there are no conflicts of interest, and that FW Cook is independent.
Executive Compensation Competitive Market Information
In making determinations about executive compensation, the Compensation Committee believes that obtaining relevant market data is important, because it serves as a reference point for making decisions and provides very helpful context. When making decisions about the structure and component mix of the executive compensation program, the Compensation Committee considers the structure and components of, and the amounts paid under, the executive compensation programs of other comparable peer companies, as derived from public filings and other sources.
The Compensation Committee, with the assistance of FW Cook, its independent compensation consultant, developed a compensation comparison peer group for use in connection with 2025 executive compensation decisions. The criteria used to determine the peer group included companies in the specialty chemicals sector as well as companies in the commodity and diversified chemicals industries, the paper products and aluminum industries and fertilizers and agricultural chemicals industries, with revenue in the range of one-third to three times the Company’s revenue. The criteria also included a workforce approximately one half to two times that of the Company, and global scale. The Compensation Committee has maintained a fairly consistent compensation comparison peer group, which it believes is helpful in connection with executive compensation decision-making.

2026 RYAM PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

Based on these criteria and considerations, there were no changes to the peer group from the one used in the prior year. Our comparators consist of the following 14 companies:

AdvanSix Inc Ecovyst Inc. Glatfelter Corporation H.B. Fuller Company Hawkins, Inc. Ingevity Corporation Innospec Inc.	Koppers Holdings Inc Mercer International Minerals Technologies Inc. Quaker Chemical Corporation Sensient Technologies Corporation Stepan Company Tredegar Corporation

In addition to the compensation comparison peer group data, the Compensation Committee also referenced broad market survey data. The Compensation Committee determined that the appropriate market reference continued to be the 50th percentile. The market data is used as a reference point and to provide information on the range of competitive pay levels and current compensation practices in the Company’s industry.
The Compensation Committee believes that the compensation practices of the compensation comparison peer group provide it with appropriate compensation reference points for evaluating the 2025 compensation of the NEOs. Consistent with best practices for corporate governance, the Compensation Committee will review the peer group annually.

36

COMPENSATION DISCUSSION AND ANALYSIS

IV. COMPENSATION PROGRAM COMPONENTS
2025 Components in General
The Compensation Committee selects the components of compensation set forth in the chart below to achieve the Company’s executive compensation program objectives. The majority of each NEO’s compensation was variable and at-risk.

ELEMENT	DESCRIPTION	PURPOSE

Base Salary	Fixed cash compensation. Determined based on each executive officer’s role, individual skills, experience, performance, and external market value.	Base salaries are intended to provide stable compensation to executive officers, allow the Company to attract and retain skilled executive talent and maintain a stable leadership team.

Short-Term Incentives: Annual Cash Incentive Opportunities
Variable cash compensation based on the level of achievement of pre-determined annual corporate and individual goals, including: Adjusted EBITDA, adjusted operating cash flow; strategic objectives; and individual goals

All incentives are capped at a maximum of 200% of each NEO’s target opportunity.

Performance against the corporate and individual objectives must exceed a threshold level of performance in order to earn any credit toward a payout with respect to that goal.

Annual cash incentive opportunities are designed to ensure that executive officers are motivated to achieve the Company’s annual goals; payout levels are determined based on actual financial results, non-financial objectives, and individual goals specific to each NEO.

Long-Term Incentives: Annual Equity-Based and Cash- Based Compensation
Variable equity-based compensation.

Performance Share Units (PSUs): Restricted shares that are performance-based with three-year cliff vesting. For 2025 grants, the applicable performance-based vesting measures were relative TSR and three-year cumulative adjusted EBITDA hurdles.

Long-Term Incentive Cash: Cash award for achievement of the same objectives as the PSUs

RSUs: Restricted stock units that are time-based with three-year cliff vesting.

Designed to motivate and reward executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders, as well as to attract and retain executive officers.

Links pay with long-term stockholder value creation; aligns executive officers’ interests with those of the Company and its stockholders; cash component reduces dilution.

2026 RYAM PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

2025 Target Pay Mix
The target pay mix supports the core principles of the Company’s executive compensation philosophy of pay for performance and aligning executive officers’ interests with those of the Company and its stockholders by emphasizing short- and long-term incentives.
The following charts outline the Compensation Committee’s allocation of annual target total direct compensation payable to the CEO and the average of the other NEOs. The Compensation Committee allocated compensation among (i) base salary, (ii) a short-term annual cash incentive opportunity and (iii) long-term equity and cash.
The Compensation Committee considers compensation to be variable and “at risk” if it is subject to performance-based payment or vesting conditions or if its value depends on stock price appreciation.
The percentages of target total direct compensation as calculated below are based on the annualized 2025 base salary, the 2025 annual cash incentive compensation opportunity (assuming achievement at the target level), and the target value of the annual equity grants and long-term performance-based cash awards.

BASE SALARY
Base salaries provide fixed compensation to the Company’s executive officers and help to attract and retain the executive talent needed to lead the business and maintain a stable leadership team. Base salaries are individually determined according to each executive officer’s areas of responsibility, role and experience, and vary among executive officers based on a variety of considerations, including skills, experience, achievements and the competitive market for the position.
In 2025, the Compensation Committee held the salary of the CEO flat. The other NEOs’ base salaries were adjusted to maintain market-competitive pay, as determined by reference to comparable positions at the compensation comparison peer group companies.

NEO	2024 Base Salary ($)	2025 Base Salary ($)	% Change
De Lyle W. Bloomquist	1,000,000	1,000,000	0%
Marcus J. Moeltner	495,000	520,000	5.1%
Joshua C. Hicks	495,000	535,000	8.1%
R. Colby Slaughter	400,000	420,000	5.0%
Michael D. Osborne	400,000	435,000	8.8%

38

COMPENSATION DISCUSSION AND ANALYSIS

ANNUAL INCENTIVE PLAN
The annual incentive plan for executive officers is a cash-based plan that rewards the Company’s NEOs for the achievement of key short-term objectives. The structure of the annual cash plan incentivizes NEOs to achieve annual financial and operational results that the Compensation Committee views as critical to the execution of the Company’s business strategy.

NEO	2025 Target Level Opportunity (as % of Applicable Base Salary)
De Lyle W. Bloomquist	100%
Marcus J. Moeltner	70%
Joshua C. Hicks	70%
R. Colby Slaughter	60%
Michael D. Osborne	60%
Target Opportunities
The Compensation Committee determines a target cash incentive opportunity for each NEO under the annual cash incentive plan by taking the individual’s base salary and multiplying it by the individual’s target incentive percentage.
The 2025 target incentive percentages for the NEOs remained unchanged from the prior year.
Performance Measures
The amount of the payout, if any, under the annual cash incentive plan is based on achievement against the following measures:
•
Adjusted EBITDA (weighted 50%). The Compensation Committee again selected Adjusted EBITDA as a key measure of the Company’s profitability. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted for unusual and infrequent items not representative of core operations. See Appendix F for a reconciliation of non-GAAP information.

•
Adjusted Operating Cash Flow (weighted 20%). The Compensation Committee again selected Adjusted Operating Cash Flow because this measure serves to focus employees on generating cash in the short- and long-term to fund operations and pay debt. It focuses managers on expense control in addition to revenues and on improvement in working capital.

Adjusted Operating Cash Flow is defined by modifying consolidated Adjusted EBITDA to reflect the cash impact, to the extent different than the EBITDA impact, of the following “Cash Modification Items”:
•	Change in Working Capital during 2025, specifically:
•	Change in Inventories
•	Change in Accounts Receivable, net of rebates
•	Change in Accounts Payable
•	Custodial Capital Expenditures
•	Interest Expense
•	Other Miscellaneous Items
We believe the non-GAAP financial measures of EBITDA, Adjusted EBITDA and Adjusted Operating Cash Flow provide useful information to our Board and management regarding our financial condition and results of operations. Our management uses these non-GAAP financial measures to compare our performance to that of

2026 RYAM PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

prior periods for trend analyses, to determine management incentive compensation, and for budgeting, forecasting and planning purposes. Our management considers these non-GAAP financial measures, in addition to operating income or loss, to be important in making strategic and operating decisions.
•	Non-Financial Strategic Objectives (weighted 15%). The Compensation Committee designated three categories of non-financial strategic objectives:
•	Safety,
•	Sustainability, and
•	Employee Engagement
Achievement is measured on the accomplishment of each specific objective and the final outcome is determined by how many of the three are achieved.
•
Individual Objectives (weighted 15%). This component generally consists of objectives specific to each NEO. The objectives include measures that relate to elements such as operational improvements, strengthening our balance sheet and commercial enhancements, capital allocation and management, reduction of earnings volatility, future pricing negotiations and preparation for potential acquisition or divestiture activities.

Target, Threshold and Maximum Performance Levels
The Compensation Committee set the target for Adjusted EBITDA at a level that it considered rigorous and challenging and that took into account the relevant risks and opportunities of the Company’s business. In particular, the Compensation Committee reviewed the Company’s 2025 annual operating budget that resulted from the Company’s detailed budgeting process and evaluated various factors that might affect whether the budget targets could be achieved, including the risks to achieving certain preliminary objectives that are necessary prerequisites to achieving the budget targets.
Considering these factors, the Compensation Committee set the 2025 target for Adjusted EBITDA at $225.0 million and established the target for Adjusted Operating Cash Flow at $48.9 million. The 2025 Operating Cash Flow objective was established below the 2024 target and 2024 actual result to reflect the unusual, extraordinary level of cash generation achieved in 2024, which exceeded the maximum performance range by a substantial margin. The 2024 results benefited from several non-recurring factors, including certain one-time operational benefits and favorable adjusted working capital and other receivables. The 2025 target was therefore calibrated to represent a more normalized level of expected performance consistent with sustainable cash generation, while continuing to require strong execution and disciplined cash management to achieve target performance.
Having set the targets, the Compensation Committee also set the threshold and maximum performance levels for the two financial metrics. For 2025, the Compensation Committee set thresholds at what it believed to be a high level of performance of 80% of the target for Adjusted EBITDA and 70% of the target for Adjusted Operating Cash Flow. The Compensation Committee set the maximum levels of performance equating to 120% for Adjusted EBITDA and 130% for Adjusted Operating Cash Flow, levels that required exceptionally strong performance and represented a significant challenge.
The Compensation Committee also set target, threshold and maximum performance levels for the non-financial strategic objectives. The target for the strategic objectives was to achieve two of the three objectives. The threshold level was achievement of one objective and the maximum level was the achievement of all three objectives.
Payout Levels
Payout levels represent the amount to be paid to the NEOs based on the level of actual performance relative to the targets. The Compensation Committee set the payout at 0% for achievement below the threshold level of performance. For performance between the threshold level and the maximum level, the payout ranges from

40

COMPENSATION DISCUSSION AND ANALYSIS

50% of the target opportunity to 200% of the target opportunity. Achievement above the maximum level is capped at the maximum payout of 200% of target. For the financial metrics, performance between the threshold, target and maximum levels was calculated in a straight-line manner.
2025 Achievements for Company Measures
The table below sets forth the Company’s achievement against the 2025 performance targets. We did not reach the threshold Adjusted EBITDA level or the threshold Adjusted Operating Cash Flow level and, therefore, there was 0% funding of the annual incentive plan payouts for 2025. With respect to the strategic objectives, in 2025, the Company successfully accomplished all three goals: Safety - reduced workplace risk and strengthened safety culture by consistently executing leading safety programs and standardized risk-prevention practices across all sites; Sustainability - ensured regulatory compliance and enhanced ESG performance by implementing required systems and prioritizing high-impact, strategy-aligned sustainability initiatives; and Employee Engagement - embedded processes and leadership practices to improve collaboration, engagement, and retention across the organization.

Performance Metric	Weighting	Threshold ($ in millions)	Target ($ in millions)	Maximum ($ inmillions)	Actual Result ($ in millions)	Achievement Rating (%)	WEIGHTED PAYOUT (%)
Adjusted EBITDA	50%	180.0	225.0	270.0	132.9	0%	0%
Adjusted Operating Cash Flow	20%	34.3	48.9	63.6	(56.4)	0%	0%
Payout Percentage (as a % of target payout)		30%	100%	200%
Strategic Objectives: Safety, Sustainability, Employee Engagement	15%	Achieve 1	Achieve 2	Achieve 3	Achieve 3	200%	30%
Payout Percentage (as a % of target payout)		50%	100%	200%
Aggregate Weighted Metric Payout Percentage							30%
INDIVIDUAL OBJECTIVES
The remaining 15% of the measures were individual performance measures established by the Compensation Committee. These goals focused on the implementation of strategies to mitigate risk, minimize tariff exposure, prepare the Company for future growth initiatives, and enhance forecasting capabilities. These measures included components specific to the nature of each executive officer’s position and area of responsibility. The Committee established measures that it viewed as rigorous and challenging, requiring significant effort to achieve.
Based on a review of the achievements associated with the individual objectives the Compensation Committee determined that each individual had accomplished all stretch goals. This equated to achievement at the 200% level, for a weighted payout for the individual component of 30% of target for each of Mr. Bloomquist, Mr. Osborne, Mr. Moeltner and Mr. Slaughter. (Mr. Hicks departed before the payout date and did not receive a bonus payout.)
In early 2026, the Compensation Committee, with the assistance of its independent compensation consultant, determined to increase the enterprise-wide nature of the 2026 annual incentive plan by increasing the weighting of the financial performance metrics and removing the non-financial strategic objectives and the individual component. The Committee intends this change, in part, to heighten the focus of the CEO and NEOs on overall Company financial performance, which is what investors and analysts use in their analysis, and to motivate the leadership team to work together to accomplish the enterprise financial goals.

2026 RYAM PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

Payout Determination
As described above, the Compensation Committee verified achievement relative to the targets for the Company objectives and the individual objectives to determine the respective performance levels. The Compensation Committee then determined the total 2025 annual incentive plan payout for each NEO. The Compensation Committee approved the annual incentive plan payout amounts for all NEOs, and the Board approved, on the recommendation of the Compensation Committee, the CEO’s payment.
The total payout for each NEO for 2025 is reflected in the table below.

NEO	Base Salary ($)	Target Opportunity as a Percentage of Base Salary (%)	Target Opportunity ($)	Company Target Achievement % (85%)	Individual target Achievement % (15%)	Aggregate target Achievement %	Total Approved Payout(1) ($)
De Lyle W. Bloomquist	1,000,000	100	1,000,000	30%	30%	60%	600,000
Marcus J. Moeltner	520,000	70	364,000	30%	30%	60%	218,000
Joshua C. Hicks	535,000	70	374,500	30%	NA	NA	NA(2)
R. Colby Slaughter	420,000	60	252,000	30%	30%	60%	151,000
Michael D. Osborne	435,000	60	261,000	30%	30%	60%	157,000
(1)	Rounded to nearest $1,000
(2)	Mr. Hicks departed from the Company effective January 11, 2026 and did not receive a payout.
LONG-TERM INCENTIVES
The third and largest component of the executive compensation program is long-term incentives. Long-term incentives create a strong link between payouts and performance, and a strong alignment between the interests of executive officers and the interests of the Company and its stockholders. These also promote retention, because executive officers will only receive value if they remain employed over the required term, and, with respect to the equity component, they foster an ownership culture among the Company’s executive officers by making them stockholders with a personal stake in the value they are intended to create.

EQUITY VEHICLE	2025 ALLOCATION	VESTING PERIOD	HOW VALUE IS DELIVERED	PURPOSE
PSUs	CEO: 65% Other NEOs: 35%	3-year cliff	3-year relative TSR (50%) 3-year Cumulative Adjusted EBITDA (50%)
TSR ties NEO compensation to stockholder value creation; use of relative TSR mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management

Aligns with our most critical strategic priorities of improving profitability and controlling expenses, in an effort to generate cash for investment and debt reduction

Long-Term Incentive Cash	CEO: 35% Other NEOs: 35%	3-year cliff	Same as PSUs	Same as PSUs
RSUs	CEO: 0% Other NEOs: 30%	3-year cliff	Value of stock	Aligns interests of NEO with interests of the Company and its stockholders promotes retention

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COMPENSATION DISCUSSION AND ANALYSIS

Equity Vehicles and Mix: PSUs, Long-Term Incentive Cash and RSUs
The mix of long-term incentives granted to the NEOs in 2025 is shown below:
Performance Measures
The PSUs and the long-term incentive cash have two metrics, both measured over the 2025 to 2028 three-year performance period: Relative TSR (50%) and Cumulative Adjusted EBITDA (50%). These measures were selected for the purposes described in the table above.
Relative TSR
For the three-year performance period, beginning March 3, 2025 and ending February 29, 2028, the Company’s TSR is ranked relative to companies in the S&P SmallCap 600 Capped Materials Index. Comparing the Company’s performance against the TSR of a peer group rewards the NEOs for driving performance greater than or equal to peers, as the peer group is generally subject to the same market factors as the Company. The Compensation Committee selected the S&P SmallCap 600 Capped Materials Index as the TSR peer group because it was made up of a large roster of durable companies that are similar in size to the Company. The actual number of PSUs earned will be based on the percentile rank of the Company’s TSR relative to the TSRs of the companies in the peer group, as described in the following table.

Performance Level	TSR Percent Rank	Earned Percentage
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	30%
Target	50th Percentile	100%
Maximum	75th Percentile and above	200%
Interpolation will be used to determine payout levels in between thresholds in the performance levels. To achieve a threshold payout, TSR must rank at or above the 25th percentile. If the Company’s absolute TSR is negative for the performance period, the payout value for performance at or below the 75th percentile is capped at 100% of target, while performance exceeding the 75th percentile caps the payout at 150% of target.
The Compensation Committee views the inclusion of a metric that includes TSR as critical because it ties executive officer compensation with the creation of stockholder value and aligns the interests of executive officers with those of the Company and its stockholders. By measuring the Company’s TSR performance relative to peers, it mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management. Additionally, it provides rewards that are more directly aligned with performance through different economic cycles.
Cumulative Adjusted EBITDA
The Compensation Committee chose this measure for the long-term incentive, despite its inclusion in the annual cash incentive, because it was the Company’s top priority at the time to achieve meaningful profitability, laying the foundation for cash earnings to support the long-term goals of investments and debt repayment. Additionally, it is a key metric for the investment community in evaluating the Company.
Before the conclusion of the three-year performance period, we do not publicly disclose our specific operating performance measure targets and the corresponding minimums and maximums because of the likelihood of competitive harm resulting from such disclosure. These measures are competitively sensitive and would reveal information about our view of our anticipated trajectory, which is not otherwise public. The Compensation Committee believes that it has set performance goals at rigorous and challenging levels so as to require significant effort and achievement by our executive officers to be attained, and that such goals have been established in light of our internal forecast as well as the macroeconomic and industry environments. After the end of the performance period, the targets and achievement relative to such targets will be disclosed.

2026 RYAM PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

Target, Threshold and Maximum Performance Levels
The Compensation Committee defined the target achievement level for Relative TSR, as shown above, and for Cumulative Adjusted EBITDA, and corresponding amounts of PSUs and long-term incentive cash to be earned by executive officers based on the level of actual performance relative to the three-year performance targets.
Long-Term Incentive Opportunities
The Compensation Committee established long-term incentive opportunities for each of the NEOs in December 2024 for the program year 2025 (2025 to 2028 three-year performance period), considering the following:
•	the values of, allocations to, and proportion of total compensation represented by, the long-term incentive opportunities at the compensation comparison peer group companies;
•	individual performance and criticality of, and expected future contributions of, the NEO;
•	time in role, skills and experience; and
•	retention considerations.
2025 Grants of PSUs, Long-Term Incentive Cash and RSUs
Having determined the value of the long-term incentive opportunities, the Compensation Committee allocated such amounts among PSUs (35%) (65% for the CEO), Long-Term Incentive Cash (35%), and RSUs (30%) (0% for the CEO.)
In determining the number of PSUs and RSUs awarded to meet the compensation level approved for an NEO, the portion of the award value related to the PSUs and RSUs was divided by the closing stock price on the date of grant, subject to an equity price floor of $7.00 that was utilized when determining the number of units granted. The use of a price floor recognizes the Company’s desire to responsibly manage annual share usage.

NEO	Target Value ($)	PSUs ($)	LONG-TERM INCENTIVE Cash ($)	RSUs ($)
De Lyle W. Bloomquist	3,200,000	2,080,000	1,120,000	0
Marcus J. Moeltner	850,000	297,500	297,500	255,000
Joshua C. Hicks	800,000	280,000	280,000	240,000
R. Colby Slaughter	450,000	157,500	157,500	135,000
Michael D. Osborne	450,000	157,500	157,500	135,000
2022 PSUs and Performance Cash, and LPUs
In 2022, the Compensation Committee granted PSUs and performance cash incentives with performance-based vesting requirements for the three-year performance period of March 1, 2022, to February 28, 2025. For the PSUs and performance cash, there were two financial performance measures, relative TSR and Cumulative Adjusted EBITDA. In 2022, the Compensation Committee also added a one-time program of Leveraged Performance Units (LPUs). The performance measure for the LPUs was absolute stock price achievement using a predetermined share price hurdle.
For the PSUs and performance cash incentives, the two Company financial performance measures, relative TSR and Cumulative Adjusted EBITDA, each of which was weighted 50%, are measured over the three-year performance period. The Compensation Committee then determined the Company’s performance achievement for the three-year period.

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COMPENSATION DISCUSSION AND ANALYSIS

For the relative TSR component, the actual number of PSUs earned is based on the percentile rank of the Company’s TSR relative to the TSRs of the companies in the TSR peer group, as described in the following table.

Performance Level	TSR Percent Rank	Earned Percentage
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	30%
Target	50th Percentile	100%
Maximum	75th Percentile and above	200%
The Company’s TSR during the performance period ended was 34.7%, which ranked at the 77th percentile as compared to the peer group. The corresponding earned percentage for this achievement is 200%.
For the Cumulative Adjusted EBITDA component, the actual number of PSUs earned was based on performance relative to the performance curve, as described in the following table.

	THRESHOLD	TARGET	MAXIMUM
Cumulative Adjusted EBITDA Payout Range(1)	30%	100%	200%
(1)	Adjusted Cumulative EBITDA excludes certain 2022 costs related to the announced retirement of the CEO
The Company’s Cumulative Adjusted EBITDA during the performance period ended at the end of 2024 was $545 million. The corresponding earned percentage for this achievement is 44.3%.
For the LPUs, the actual number of LPUs earned was based on share price growth from the “grant date share price” compared against the “measurement date share price” determined based on the average of the closing market price of RYAM stock on the last 20 trading days of the three-year measurement period. The specific objectives and payout ranges were as follows:

PERFORMANCE REQUIREMENT	STOCK PRICE GROWTH FROM GRANT	PERCENTAGE OF LPUS TARGET EARNED
Threshold	10%	50%
Target	25%	100%
Maximum	100%	250%
Results were interpolated between threshold and target, and target and maximum. Any result lower than 10% stock price growth would have resulted in no payout.
The Company’s stock price growth from grant to the end of the measurement period was 24.4%. Based on this performance, 98.3% of the LPUs were earned.
Based on the foregoing performance achievement for the three metrics, the Compensation Committee determined that the 2022 PSUs and LPUs were earned as follows (Performance Cash was earned at the same earned percentage as the PSUs and amounts received are included in the table below):

NEO(1)	Target Relative TSR PSUs (#)	Earned Relative TSR PSUs (#)	Target Cumulative Adjusted EBITDA PSUs (#)	Earned Cumulative Adjusted EBITDA PSUs (#)	Target Leveraged Performance Units (#)	Earned Leveraged performance units (#)
De Lyle W. Bloomquist(2)	54,254	108,508	117,925	52,241	83,753	82,330
Marcus J. Moeltner	18,447	36,894	40,095	17,763	28,476	27,992
Joshua C. Hicks(3)	18,230	36,460	39,623	17,553	NA(3)	NA
R. Colby Slaughter	6,511	13,022	14,151	6,269	10,051	9,881
(1)	Mr. Osborne was not an employee of the Company in 2022. As such, he did not receive fiscal 2022 PSU, Performance Cash, or LPU grants.
(2)	Mr. Bloomquist was appointed as the CEO in 2022 and received PSU grants in two installments, one in May 2022 (54,254 PSUs) and one in July 2022 (117,925 PSUs).
(3)	Mr. Hicks received LPUs in 2022 as part of his initial offer. These LPUs had a performance period that concluded on December 6, 2024 and the payout of these units was disclosed in last year’s proxy.

2026 RYAM PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

Leadership Transitions
On January 2, 2026, the Company appointed Scott Sutton as its Chief Executive Officer and President, effective as of January 5, 2026. The Company also announced Mr. Sutton’s appointment to the Board of Directors of the Company January 5, 2026.
On January 5, 2026, Mr. Bloomquist stepped down as the Company’s Chief Executive Officer and President and from the Board of Directors.
On January 11, 2026, Mr. Hicks departed from the Company.
POST-EMPLOYMENT COMPENSATION
Qualified and Non-Qualified Defined Contribution Plans
We place great value on the long-term commitment that many of our employees, including our NEOs, have made to the Company and wish to incentivize our employees to remain with the Company and focus on building sustainable value over the long term. Therefore, we have determined that it is appropriate to provide employees with competitive retirement benefits as part of their overall compensation package.
The Company offers a tax-qualified 401(k) defined contribution plan (the Savings Plan) covering substantially all U.S. employees, including the NEOs. Eligible employees are permitted to make voluntary pre-tax contributions to the Savings Plan and are eligible for matching company contributions. The Savings Plan also permits discretionary Company contributions. All contributions to the Savings Plan are subject to certain limitations under Internal Revenue Code of 1986, as now in effect or as hereafter amended (the Code).
The Company’s contributions to the Savings Plan, both matching and retirement contributions, vest at a rate of 20% per year over the participant’s first five years of employment. These contributions are reflected as compensation in the Summary Compensation Table in this Proxy Statement.
The Company also offers a non-qualified deferred compensation plan (the Excess Savings Plan) that is available to certain highly compensated individuals, including the NEOs. The Excess Savings Plan is not subject to application of the Code limits. The Excess Savings Plan also has an Excess Base Salary and Bonus Deferral component that allows employees with a base salary in excess of the limit specified in the Code the opportunity to defer up to 100% of their base salary and all or any portion of their annual cash incentive award.
The Compensation Committee undertakes an annual, comprehensive review of these plans, to determine if any modifications are necessary or appropriate in light of current trends and best practices, the nature of our business and competitive factors.
Severance and Change in Control Benefits
Executive Severance Pay Plan - Change in Control
As with all publicly traded companies, it is possible that our Company could face a change in control (CIC) and our business and stockholder value could be negatively affected by the uncertainty created by such a situation. To reduce such potential negative effects, encourage executive retention and foster continued attention and dedication of senior executives even in the case of threat, rumor or occurrence of a CIC, the Compensation Committee established the Executive Severance Pay Plan, as amended, otherwise known as the Change in Control Severance Plan (CIC Severance Plan). The intent is to align executive and stockholder interests by enabling executives to consider corporate transactions that may be in the best interests of stockholders and other constituents without undue concern over whether a transaction would jeopardize the executives’ employment or significantly disrupt or change the structure of their employment.
The CIC Severance Plan achieves these objectives by providing benefits to our NEOs and other eligible executives designated by the Compensation Committee, in the event of a CIC. Under the plan, if the executive is involuntarily

46

COMPENSATION DISCUSSION AND ANALYSIS

terminated (other than for cause or due to death or disability) or terminates his or her employment for good reason (as defined in the CIC Severance Plan) within 24 months following the CIC (a double trigger), he or she will be entitled to enhanced severance benefits, which depend on the executive’s status and level of responsibility.
The CIC Severance Plan does not provide any tax gross-up protection for our NEOs. It includes a “best net” provision pursuant to which a participant is entitled to the greater of (i) full CIC severance benefits with the participant responsible for payment of the excise tax, or (ii) a capped benefit, with the CIC severance benefits reduced to an amount just below the threshold for triggering the excise tax.
The Compensation Committee reviews the CIC Severance Plan annually and generally has discretion to terminate or amend the CIC Severance Plan, or include or exclude any executive, including any NEO, at any time prior to a CIC; however, if a CIC is underway, as defined by the CIC Severance Plan, any changes or amendments are not effective for two years.
Equity Compensation Awards and Change in Control
In the event of a CIC, the governing documents provide that outstanding stock options and time-based RSU awards will not automatically vest upon a CIC, but instead will vest upon the award holder’s involuntary termination of employment by the Company (other than for cause or due to death or disability) or termination for good reason occurring within two years following a CIC transaction (a double trigger). Performance shares or PSUs that remain outstanding upon such a qualifying termination will vest at target if the performance period is not more than 50% complete at the time of such termination; if the performance period is more than 50% complete at the time of the qualifying termination, outstanding performance shares or PSUs will vest at the greater of target or actual performance achievement through the time of such termination.
Executive Severance Non-Change in Control Plan
Our Executive Severance Non-Change in Control Plan (Non-CIC Severance Plan) provides enhanced severance benefits to all salaried employees at the level of vice president (or their internal equivalent) and above, including the NEOs, in the event their employment is terminated other than for cause or other non-qualifying terminations defined in the plan. Benefits may range from nine months to 24 months of base salary plus target Annual Cash Incentive dependent on the executive’s status and level of responsibility. In the event of an executive termination triggered by a CIC, the executive would receive severance benefits only under the CIC Severance Plan.
The potential payments and other benefits under the CIC Severance Plan and the Non-CIC Severance Plan are calculated in the Potential Payments Upon Termination or Change in Control table, which also indicates the individual severance multiple for each NEO. Such potential payments do not affect the Compensation Committee’s decisions regarding executive compensation, including base salary, annual cash incentive and long-term incentive award levels.
Health and Welfare Benefits
The Company offers broad-based medical, dental, vision, life, and disability plans to all employees.
Limited Perquisites
We provide our NEOs with limited perquisites, which are reviewed annually by our Compensation Committee. Under our perquisites program, in addition to personal benefits that are available broadly to our employees, our NEOs are eligible to participate in the following program:
•
Senior Executive Tax and Financial Planning Program: This program provides reimbursement to senior executives, including our NEOs, for expenses incurred for financial and estate planning and for preparation of annual income tax returns. Reimbursements are taxable to the recipient and are not grossed-up for tax purposes. The annual reimbursement limit remained unchanged for 2025 and was $25,000 for Mr. Bloomquist and $10,000 for all other participants.

2026 RYAM PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

We do not provide Company cars, pay car allowances, personal club membership dues, home-security expenses, or provide chartered aircraft for personal use.
V. ADDITIONAL COMPENSATION POLICIES AND PRACTICES
Clawback Policy
The Company has adopted its Incentive Compensation Recovery Policy, (the Clawback Policy), which is intended to comply with requirements under NYSE listing standards imposed by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules. The policy requires the recovery of incentive-based compensation in the event of certain accounting restatements. The Board has delegated the administration of the Clawback Policy to the Compensation Committee, which has full and final authority to make all determinations under the Clawback Policy. In the event of a triggering accounting restatement, the Compensation Committee is tasked with recovering in a reasonably prompt timeframe all incentive-based compensation received by a covered executive officer during the applicable recovery period in excess of the compensation that would have been received had the compensation been determined using the restated amounts.
In addition, the Company has maintained the clawback terms for detrimental conduct included in the annual Supplemental Terms Agreement that each senior executive signs in order to receive their annual long-term incentive grant. Specific detrimental conduct is defined as committing an illegal act, including but not limited to embezzlement or misappropriation of Company funds, and willful failure to comply with the material policies and procedures of the Company as determined by the Compensation Committee. The Compensation Committee believes that going beyond the minimum requirements ensures that the Company has in place a robust set of clawback policies that will enable it to recoup compensation as appropriate in all applicable circumstances.
Executive Officer Stock Ownership and Retention Requirements
We believe that meaningful stock ownership further focuses the senior management team on the long-term success of our business and aligns the interests of our management team with those of our stockholders. All executives at the vice president level and higher are subject to rigorous stock ownership guidelines that require executives, within five years after taking such a position, to acquire and hold our stock with a value equal to a designated multiple of their base salary as follows:

Title	Multiple of BASE SALARY
President & CEO	6x
Executive Vice President	3x
Chief Financial Officer	3x
Chief Administrative Officer	3x
Senior Vice President	2x
Vice President	1x

Prior to satisfying the ownership requirement, executives are subject to retention requirements that prohibit them from selling any of our stock, other than stock withheld or sold to satisfy taxes in connection with the vesting of a stock-based award or stock option exercise. The types of securities that count toward satisfaction of the ownership requirements include Common Stock, restricted stock and time-based RSUs, but exclude unvested performance-based awards and unexercised vested or unvested options. International executives may be excluded from the ownership requirements due to conflicting regulations in their country of residence.
Each year, the Compensation Committee reviews each executive’s progress toward meeting the guidelines and has determined that, as of January 1, 2026, each of our executive officers is in compliance with our stock ownership and retention guidelines.

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COMPENSATION DISCUSSION AND ANALYSIS

Anti-Hedging and Anti-Pledging Policy
The Company has adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, executive officers and designated employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. The policy was incorporated by reference into the exhibits to the Company’s 2025 Form 10-K.
The Company’s insider trading policy prohibits employees (including officers) and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities. It also explicitly prohibits employees (including officers) and directors from effecting short sales of the Company’s equity securities, which are inherently speculative in nature and contrary to the best interests of the Company and its stockholders. The Company’s insider trading policy also prohibits employees (including officers) and directors from pledging the Company’s securities in any circumstance, including by purchasing the Company securities on margin or holding the Company’s securities in a margin account.
Risk Assessment
We undertake a thorough risk assessment of our compensation programs annually. The first phase of the assessment is an analysis by the Company’s human resources compensation function, which is reviewed with the Company’s ERM Committee, staffed by members of senior management. The review includes the individual programs and potential and probable risks, along with mitigation efforts established to reduce or eliminate these risks. The results of the ERM assessment are then presented to the Compensation Committee for their review and approval. Based on its assessment of our compensation programs for our employees and executives for 2025, the Compensation Committee determined that our compensation programs and practices do not motivate behavior that is reasonably likely to have a material adverse impact on the Company.
Equity Granting Practices
The Compensation Committee has not granted stock options since the Company’s inception in 2014. The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards. Stock options or other equity grants could be awarded on an off-cycle basis, including to new hires. The Company has not timed the disclosure of material non-public information to affect the value of executive compensation.
Tax Deductibility of Executive Compensation
When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Code generally disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of us and our stockholders.

2026 RYAM PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT
The following report of our Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference therein.
The Compensation Committee of the Rayonier Advanced Materials Inc. Board of Directors has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report for the year ended December 31, 2025.
The Compensation and Management Development Committee
Julie A. Dill, Chair
David C. Mariano
Lisa M. Palumbo
Bryan D. Yokley

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EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION
2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
De Lyle Bloomquist Former President and Chief Executive Officer(4)	2025	1,000,000	-	2,649,975	-	1,363,438		125,160	5,138,573
	2024	1,000,000	-	1,142,011	-	1,387,000	-	140,639	3,669,650
	2023	1,000,000	-	2,071,527	-	606,000	-	54,611	3,732,138
Marcus J. Moeltner Chief Financial Officer and Senior Vice President, Finance	2025	520,000	-	634,040	-	477,569		56,823	1,688,432
	2024	495,000	-	272,825	-	533,000	-	82,730	1,383,555
	2023	495,000	-	537,064	-	236,000	-	26,650	1,294,714
Joshua C. Hicks Former Senior Vice President, High Purity Cellulose(5)	2025	535,000	-	596,732	-	256,515		62,970	1,451,217
	2024	495,000	-	272,825	-	533,000	-	76,906	1,377,731
	2023	475,000	-	537,064	-	276,000	-	24,375	1,312,439
R. Colby Slaughter Senior Vice President, General Counsel and Corporate Secretary	2025	420,000	-	335,677	-	242,613		44,513	1,042,803
	2024	400,000	-	175,389	-	369,000	-	62,476	1,006,865
	2023	400,000	-	345,272	-	199,000	-	15,524	959,796
Michael Osborne Vice President, Manufacturing Operations	2025	435,000	-	335,677	-	157,000		45,826	973,503
	2024	400,000	-	175,389	-	333,000	-	52,422	960,811
	2023	273,438	-	424,815	-	112,000	-	131,263	941,516
(1)
Reflects the grant date fair value computed in accordance with FASB ASC Topic 718 for PSU awards granted in 2025 using a Monte Carlo simulation valuation model, and excluding the effect of estimated forfeitures. A discussion of the assumptions used in calculating these values for 2025 may be found in Note 18 Incentive Stock Plans included in the notes to the consolidated financial statements in our Annual Report. Amounts reflect the values of these grants for accounting purposes and do not necessarily correspond to the actual values that may be realized by our NEOs. The PSU awards may vest following completion of the 36-month performance period upon the determination of the amount earned, if any, based upon performance achievement, with an actual award value range of zero to 200% of the target. See the Equity Incentive Program section of the CD&A for additional information.

The grant date fair values of PSU awards were computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The grant date fair values of the PSUs granted in 2025, assuming at such grant date the maximum payment (200% of target in the case of 2025 PSUs), would have been as follows: Mr. Bloomquist, $4,160,002; Mr. Moeltner, $595,025; Mr. Hicks, $560,006; Mr. Slaughter $315,022; and Mr. Osborne, $315,022.

For RSUs, the grant date fair value is computed based on the fair market value of a share on the grant date, less the net present value of dividends, as relevant.
(2)
Amounts under the Non-Equity Incentive Plan Compensation column represent the sum of (a) the annual cash incentive payouts under our 2025 Annual Cash Incentive Program and (b) the amounts earned under our 2022 Performance Cash program for the performance period ended in 2025. Payments pursuant to the annual incentive plan are generally made early in the year following the year in which they are earned. The amounts received in respect of (a) and (b) were as follows:

	2025 Annual Incentive	2022 Cash PSU	Amount Reported Above
De Lyle Bloomquist	600,000	763,438	1,363,438
Marcus J. Moeltner	218,000	259,569	477,569
Joshua C. Hicks	-	256,515	256,515
R. Colby Slaughter	151,000	91,613	242,613
Michael Osborne	157,000	NA	157,000
(3)
The All Other Compensation column in the 2025 Summary Compensation Table above includes the following: financial planning and tax services, 401(k) retirement contributions, Excess Savings Plans, executive physicals, and other miscellaneous items, as set forth in more detail below.

2026 RYAM PROXY STATEMENT	51

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

All Other Compensation

	De Lyle W. Bloomquist ($)	Marcus J. Moeltner ($)	Joshua C. Hicks ($)	R. COLBY SLAUGHTER ($)	MICHAEL D. OSBORNE ($)
Financial/tax planning services	0	0	7,460	2,427	278
Executive Physical	11,990	2,686	0	0	3,674
401(k) Plan company contributions	14,000	14,000	11,750	14,000	14,000
401(k) Retirement contribution/Enhanced Match	10,500	10,500	10,500	10,500	10,500
Excess Savings Plan company contributions	87,230	27,890	31,190	15,970	15,940
Miscellaneous	1,440	1,747	2,070	1,616	1,434
Total	125,160	56,823	62,970	44,513	45,826
(4)	Subsequent to year end, Mr. Bloomquist stepped down from his position with the Company as President and Chief Executive Officer, effective January 5, 2026.
(5)	Subsequent to year end, Mr. Hicks departed from the Company, effective January 11, 2026.

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EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

2025 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Approval Date(1)	Threshold (#)	Target (#)	Maximum (#)	Threshold ($)	Target ($)	Maximum ($)
De Lyle Bloomquist
Annual Incentive Plan			60,000	1,000,000	2,000,000
Performance Cash Units	3/1/2025	2/11/2025	336,000	1,120,000	2,240,000
Performance Share Units	3/1/2025	2/11/2025				81,039	270,130	540,260		2,649,975
Marcus J. Moeltner
Annual Incentive Plan			21,840	364,000	728,000
Performance Cash Units	3/1/2025	2/11/2025	89,250	297,500	595,000
Performance Share Units	3/1/2025	2/11/2025				11,591	38,638	77,276		379,039
Restricted Stock Units	3/1/2025	2/11/2025							33,117	255,001
Joshua C. Hicks
Annual Incentive Plan			22,470	374,500	749,000
Performance Cash Units	3/1/2025	2/11/2025	84,000	280,000	560,000
Performance Share Units	3/1/2025	2/11/2025				10,909	36,364	72,728		356,731
Restricted Stock Units	3/1/2025	2/11/2025							31,169	240,001
R. Colby Slaughter
Annual Incentive Plan			15,120	252,000	504,000
Performance Cash Units	3/1/2025	2/11/2025	47,250	157,500	315,000
Performance Share Units	3/1/2025	2/11/2025				6,137	20,456	40,912		200,673
Restricted Stock Units	3/1/2025	2/11/2025							17,533	135,004
Michael Osborne
Annual Incentive Plan			15,660	261,000	522,000
Performance Cash Units	3/1/2025	2/11/2025	47,250	157,500	315,000
Performance Share Units	3/1/2025	2/11/2025				6,137	20,456	40,912		200,673
Restricted Stock Units	3/1/2025	2/11/2025							17,533	135,004
(1)
2025 Equity Incentive Program grants were approved February 11, 2025 and the grant date reflects the date on which the Compensation Committee approved the applicable performance measures. Our Equity Incentive Program RSU and PSU awards granted March 1 are typically set in dollars and converted to shares using the closing price of RYAM stock on the February 28, 2025, the last trading day before the award date of March 1, 2025, which was $7.70 per share.

(2)
For the Annual Incentive Plan, reflects the range of potential cash incentive payouts under the 2025 Annual Cash Incentive Program. Awards can range from zero to 200% of the target cash incentive award. See the Annual Incentive Program section of the CD&A for more information. The actual amount earned by each NEO for 2025 is reflected in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column. Linear interpolation is used to determine the applicable payout amount between threshold and target and between target and maximum.

(3)
For Performance Cash Units, reflects potential future payments under performance cash unit awards approved February 11, 2025 as a part of the 2025 long-term incentives; the grant date reflects the date on which the Compensation Committee approved the applicable performance measures. Awards can range from zero to 200% of the target units/value. See the Long-Term Incentives section of the CD&A for additional information.

(4)
The amounts disclosed in these columns reflect the threshold, target and maximum number of PSUs that could be earned. Payouts can range from zero to 200% of the target units for PSUs. The PSUs generally vest following certification of performance by the Compensation Committee after the third anniversary of the grant date. See the Long-Term Incentives section of the CD&A for additional information.

(5)	Amounts disclosed in this column reflect the number of RSUs granted to our NEOs in 2025. The RSUs generally vest on the third anniversary of the grant date 2025.
(6)
Reflects the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. For PSUs, the grant date fair value is computed based on the probable outcome of the performance conditions as of the grant date of the award, using the Monte Carlo simulation valuation model, which utilizes multiple input variables that determine the probability of satisfying the performance conditions stipulated in the award to determine the fair market value. A discussion of the assumptions used in calculating these values may be found in Note 18 Incentive Stock Plans included in the notes to the consolidated financial statements in our Annual Report. For RSUs, the grant date fair value is computed based on the fair market value of a share on the grant date, less the net present value of dividends, as relevant. No options were granted to the NEOs in 2025.

2026 RYAM PROXY STATEMENT	53

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

2025 Outstanding Equity at Fiscal Year-End

	Option Awards						Stock Awards
					Equity Incentive Plan Awards					Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Grant Date	Number of Securities Underlying Unexercised Unearned Options	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
De Lyle W. Bloomquist	-	-	-	-	-	-
							3/1/2023	96,544	568,644
							3/1/2023			56,318	331,713
							3/1/2023			16,895	99,514
							3/1/2024			250,716	1,476,717
							3/1/2024			125,358	738,359
							3/1/2025			40,520	238,660
							3/1/2025			40,520	238,660
Marcus J. Moeltner	-	-	-	-	-	-
							3/1/2023	25,030	147,427
							3/1/2024	30,000	176,700
							3/1/2025	33,117	195,059
							3/1/2023			14,601	86,000
							3/1/2023			4,380	25,800
							3/1/2024			35,000	206,150
							3/1/2024			17,500	103,075
							3/1/2025			5,796	34,137
							3/1/2025			5,796	34,137
Joshua C. Hicks	-	-	-	-	-	-
							3/1/2023	25,030	147,427
							3/1/2024	30,000	176,700
							3/1/2025	31,169	183,585
							3/1/2023			14,601	86,000
							3/1/2023			4,380	25,800
							3/1/2024			35,000	206,150
							3/1/2024			17,500	103,075
							3/1/2025			5,455	32,128
							3/1/2025			5,455	32,128
R. Colby Slaughter	-	-	-	-	-	-
							3/1/2023	16,091	94,776
							3/1/2024	19,286	113,595
							3/1/2025	17,533	103,269
							3/1/2023			9,387	55,289
							3/1/2023			2,816	16,587
							3/1/2024			22,500	132,525
							3/1/2024			11,250	66,263
							3/1/2025			3,068	18,073
							3/1/2025			3,068	18,073
Michael D. Osborne	-	-	-	-	-	-
							5/17/2023	12,515	73,713
							3/1/2024	19,286	113,595
							3/1/2025	17,533	103,269
							5/17/2023			7,301	43,003
							5/17/2023			2,190	12,901
							3/1/2024			22,500	132,525
							3/1/2024			11,250	66,263
							3/1/2025			3,068	18,073
							3/1/2025			3,068	18,073
(1)	Amounts in this column reflect the number of unvested RSUs that were subject to time-based vesting and that had not vested as of December 31, 2025.

54

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

(2)
Amounts in this column reflect the number of unearned and unvested PSUs that are subject to performance-based vesting conditions as of December 31, 2025, based on achievement of all applicable performance goals at the current projected payout level, which ranges from 0% to 200%, for the open performance cycles ending in 2026, 2027 and 2028. PSUs generally vest following completion of the year indicated and following the date on which the Compensation Committee certifies whether the performance conditions have been achieved. The actual number of PSUs that will be earned in respect of these unvested awards, if any, will be determined at the end of each performance cycle and might be less or more than the number shown in this column.

(3)
Amounts disclosed in this column reflect the market value of the unvested RSUs and PSUs held by our NEOs and reported in the preceding column using the closing price of a share, $5.89, as reported on December 31, 2025, the last trading day of the year, multiplied by the number of shares underlying each award.

2025 Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
De Lyle Bloomquist	-	-	373,288	2,874,318
Marcus J. Moeltner	-	-	126,920	977,284
Joshua C. Hicks	-	-	85,263	656,525
R. Colby Slaughter	-	-	44,797	344,937
Michael Osborne	-	-	26,270	125,045
(1)	The amounts shown in this column represent the number of PSUs and RSUs that vested for each NEO during 2025.
(2)
The amounts shown in this column reflect the value realized upon vesting of the PSUs and RSUs for each NEO, as calculated based on the price of a share of our common stock on the vesting date, multiplied by the number of shares underlying each award on the vesting date.

2025 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(2)
De Lyle Bloomquist	240,280	87,230	28,905	0	711,787
Marcus J. Moeltner	6,850	27,890	10,128	0	222,847
Marcus J. Moeltner(3)			11,851		212,143
Joshua Hicks	19,300	31,190	5,298	16,763	143,960
R. Colby Slaughter	10,100	15,970	5,900	0	134,969
Michael Osborne	73,940	15,940	5,188		141,661
(1)	The amounts listed in this column are reported as compensation in the 2025 Summary Compensation Table.
(2)
Represents the sum of all contributions and credited earnings, less withdrawals. Of these totals, the following amounts have been included in the Summary Compensation Table in prior years: Mr. Bloomquist, $262,318; Mr. Moeltner, $161,138; Mr. Hicks, $99,986; Mr. Osborne, $13,720; and Mr. Slaughter, $39,407.

The balances for Mr. Moeltner and Mr. Slaughter are fully vested. For the other NEOs listed, the vested balances are: Mr. Bloomquist, $612,871; Mr. Hicks, $126,229; and Mr. Osborne, $124,340. The unvested amounts vest immediately upon death, disability or change in control. Any unpaid, vested balances are payable following separation.

(3)	In addition to the nonqualified deferred compensation plan, Mr. Moeltner is a participant in a frozen DC SERP plan, the balance of which will be distributed upon termination of employment.

2026 RYAM PROXY STATEMENT	55

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

POTENTIAL Payments Upon Termination or a Change in Control

Name	Cash Severance ($)	Annual Cash Incentive Severance ($)	Pension/ 401(k) Benefit ($)(3)	Medical/ Welfare, Tax and Outplacement Benefits ($)(4)	Acceleration of Equity Awards ($)(5)	Other
De Lyle W. Bloomquist
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	2,000,000	2,600,000	-	33,333	809,908	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	3,000,000	4,761,000	318,000	61,451	6,158,213	-
Marcus J. Moeltner
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	780,000	764,000	-	51,379	209,977	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	1,560,000	1,817,000	148,500	81,386	1,525,491	-
Joshua C. Hicks
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	802,500	561,750	-	55,622	209,977	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	1,605,000	1,599,000	146,055	89,598	1,268,937	-
Colby Slaughter
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	630,000	529,000	-	55,346	134,988	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	1,260,000	1,258,000	115,410	89,064	898,994	-
Michael Osborne
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	435,000	418,000	-	55,346	104,989	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	870,000	823,000	81,270	73,358	853,358
(1)
For purposes of calculating the executive’s cash severance entitlement, represents the executive’s base salary and target Annual Cash Incentive pay times the applicable tier multiplier under the Non-CIC Severance Plan (2 times for Tier I, 1.5 times for Tier II, and 1 times for Tier III) and current year earned incentive as of December 31, 2025. Mr. Bloomquist is included in Tier I; Messrs. Moeltner, Hicks, and Slaughter are included in Tier II; and Mr. Osborne, is included in Tier III.

56

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

(2)
For purposes of calculating the executive’s cash severance entitlement, the executive’s base pay is multiplied by the applicable tier multiplier under the CIC Severance Plan (3 times for Tier I and 2 times for Tier II). Messrs. Bloomquist, Moeltner, Hicks, and Slaughter are included in Tier I and Mr. Osborne is included in Tier II. For purposes of calculating the Annual Cash Incentive Severance, the applicable tier multiplier is applied to the greater of (i) the highest annual bonus received over the three years preceding the termination of employment, (ii) the target Annual Cash Incentive for the year in which the CIC occurred, or (iii) the target Annual Cash Incentive in the year of termination, which is the full-year cash incentive for termination as of December 31, 2025.

(3)
Represents the value of an additional two or three years, based upon the applicable tier multiplier, of additional years’ participation in the Savings Plan at the executive’s current contribution levels.

(4)
Represents: (i) the present value of the annual Company contribution to health and welfare plans times the applicable tier multiplier; (ii) the value of the executive’s annual tax and financial planning allowance of $25,000 for Mr. Bloomquist, and $10,000 for the other NEOs; and (iii) up to $30,000 in outplacement services.

(5)
PSU and RSU awards were valued using the closing market price of our Common Stock on December 31, 2025, which was $5.89. Under the CIC Severance Plan, outstanding PSUs for which the performance period is not more that 50% complete will vest at the target level upon a change in control. Outstanding PSUs for which the performance period is more than 50% complete at the time of the change in control will vest at the greater of target or actual performance achievement as determined pursuant to CIC Severance Plan terms. For purposes of this table, outstanding PSUs are reflected based on their respective estimated payout levels as of December 31, 2025.

2026 RYAM PROXY STATEMENT	57

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Summary Compensation Table Total for Third PEO(1) ($)	Compensation Actually Paid to First PEO(1),(2),(3) ($)	Compensation Actually Paid to Second PEO(1),(2),(3) ($)	Compensation Actually Paid to Third PEO(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Adjusted EBITDA ($ Millions)(5)
									TSR ($)	Peer Group TSR ($)
2025	-	-	5,138,573	-	-	918,075	1,288,989	632,264	90.34	138.87	(420)	133
2024	-	-	3,669,650	-	-	8,177,479	1,182,241	2,129,782	126.53	125.63	(39)	222
2023	-	-	3,732,138	-	-	(1,199,645)	1,127,116	(247,468)	62.12	125.68	(102)	139
2022	-	7,992,927	3,164,731	-	5,047,378	6,344,838	1,641,145	2,800,039	147.24	111.67	(15)	177
2021	5,665,507	-	-	3,806,923	-	-	1,336,480	926,166	87.58	127.28	66	127
(1)
Paul Boynton served as First PEO until December 31, 2021. Vito Consiglio served as Second PEO until May 31, 2022. De Lyle W. Bloomquist served as Third PEO from May 31, 2022 to January 5, 2026. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021 - 2022	2023 - 2025
Marcus J. Moeltner	Marcus J. Moeltner
Joshua C. Hicks	Joshua C. Hicks
William Manzer	Michael D. Osborne
James Posze	R. Colby Slaughter

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the respective PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Third PEO ($)	Exclusion of Stock Awards for Third PEO ($)	Inclusion of Equity Values for Third PEO ($)	Compensation Actually Paid to Third PEO ($)
2025	5,138,573	(2,649,975)	(1,570,523)	918,075

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,288,989	(475,532)	(181,193)	632,264

58

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Third PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Third PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Third PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Third PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Third PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Third PEO ($)	Total - Inclusion of Equity Values for Third PEO ($)
2025	844,166	(2,065,331)	-	(349,358)	-	-	(1,570,523)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non- PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	236,855	(350,827)	-	(67,221)	-	-	(181,193)
(4)
The Peer Group TSR set forth in this table utilizes the S&P 500 Materials Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the S&P 500 Materials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)	We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025.

2026 RYAM PROXY STATEMENT	59

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the S&P 500 Materials Index.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR

FIRST PEO CAP
SECOND PEO CAP
THIRD PEO CAP
AVG NON-PEO NEO CAP
RYAM TSR
S&P 500 Materials Index TSR
Compensation Actually Paid ($ millions)
TSR (12/ 31/ 2020 Indexed to $100)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$150
$120
$90
$60
$30
$0
$100.00
$100.00
$127.28
$87.58
$147.24
$111.67
$125.68
$62.12
$125.63
$126.53
$138.87
$90.34
$3.8
$0.9
$5.0
$6.3
$2.8
($1.2)
($0.2)
$8.2
$2.1
$0.9
$0.6
2021
2022
2023
2024
2025
TSR Timeline
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
December 31, 2024
December 31, 2025

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

60

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and the Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.

Three-year cumulative Adjusted EBITDA
Relative TSR
Adjusted Operating Cash Flow

CEO PAY RATIO
The annual total compensation of our median-paid employee on a worldwide basis for 2025 was $94,661. The annual total compensation of our CEO for 2025, as reported in the 2025 Summary Compensation Table, was $5,138,573. The ratio of our CEO’s total compensation to our median employee’s total compensation was 54 to 1, which is calculated by dividing the CEO’s annual total compensation by that of our median-paid employee.
We most recently calculated the median employee for purposes of providing pay ratio disclosure with respect to 2024. With respect to 2025, we have reviewed the changes in our employee population and employee compensation and, based on that review, determined that there were no changes in our employee population or employee compensation that would significantly impact the 2025 pay ratio disclosure and require us to identify a new median employee. However, although the population and compensation were generally consistent, the median employee used in 2024 received a promotion in 2025, which made their compensation anomalous. Consistent with SEC rules, for 2025, we chose to use a substitute employee, adjacent to the initial median employee, whose compensation was consistent with that of surrounding employees near the median and which did not have any anomalous elements. A description of the methodology we used to identify the median employee in 2024 can be found in our 2024 Proxy Statement.
We believe the CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The pay ratio reported by other companies may not be comparable to ours, as other companies may have different employment and compensation practices and may use different methodologies in calculating their pay ratios.

2026 RYAM PROXY STATEMENT	61

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table shows the Common Stock beneficially owned as of March 16, 2026, by each of the Company’s directors, each of the NEOs and all then-serving directors and executive officers as a group. Unless otherwise indicated, all Common Stock listed below is owned directly by the named individual:

	BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER	COMMON STOCK BENEFICIALLY OWNED(1)	EXERCISABLE STOCK OPTIONS(2)	TOTAL COMMON STOCK AND EXERCISABLE STOCK OPTIONS	PERCENT OF CLASS
De Lyle W. Bloomquist(3)	674,477	-	674,477	1.00%
Eric M. Bowen	23,146	-	23,146	*
Julie A. Dill	164,122	-	164,122	*
Charles R. Eggert	63,555	-	63,555	*
James F. Kirsch	139,926	-	139,926	*
David C. Mariano	928,613	-	928,613	1.38%
Lisa M. Palumbo	174,763	-	174,763	*
Ivona Smith	110,613	-	110,613	*
Scott M. Sutton	-	-	-
Bryan D. Yokley	36,952	-	36,952	*
Joshua C. Hicks(3)	249,946	-	249,946	*
Marcus J. Moeltner	203,097	-	203,097	*
Michael D. Osborne	58,766	-	58,766	*
R. Colby Slaughter	103,234	-	103,234	*
Directors and executive officers as a group (18 persons)(4)	2,137,360(5)	-	2,137,360	3.17%
*	Indicates that the percentage of beneficial ownership of the director or executive officer does not exceed one percent of the class.
(1)
The amounts reported exclude 16,429 RSUs granted to each non-management director on May 14, 2025 that were unvested and subject to continued service as of March 16, 2026. The amounts also exclude any other unvested equity awards that were not vested or exercisable within 60 days of March 16, 2026.

(2)
Pursuant to SEC regulations, stock receivable through the exercise of employee stock options that are exercisable on or within 60 days after March 16, 2026 are deemed to be beneficially owned as of March 16, 2026.

(3)
Mr. Bloomquist stepped down from his position with the Company as President and Chief Executive Officer, effective January 5, 2026 and Mr. Hicks departed from his position with the Company, effective January 11, 2026 and are no longer executive officers as of March 16, 2026. Accordingly, their beneficial ownership is not included in the “directors and executive officers as a group” total.

(4)	Directors and executive officers are not permitted to pledge any shares of our Common Stock under our policies; to our knowledge, none have done so.
(5)	Includes the following shares allocated under the 401(k) Plan to the account of Mr. Slaughter, 572 shares; and all directors and executive officers as a group, 5,448 shares.

62

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

EXECUTIVE OFFICERS
Our executive officers are elected by the Board and hold office as determined by the Board. The information set forth below includes the name, age, position held with us and principal occupation and employment during at least the past five years for each of our current executive officers who are not also serving as directors, as of March 16, 2026. (Mr. Sutton’s biography appears in the Biographical and Qualifications Information of the Three Nominees for Election to the Board of Directors section.) There is no family relationship between any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them was appointed or elected as an officer or director, other than arrangements or understandings with our directors or officers acting solely in their capacities as such.
Timothy A. Brown, 63, Vice President, Information Technology – Mr. Brown has served as Vice President, Information Technology of the Company since January 2025. Mr. Brown joined the Company in November 2017 following the Company’s acquisition of Tembec Inc., as Director, ERP, and was promoted to Senior Director, Information Technology in July 2021. Prior to joining RYAM, Mr. Brown served as Vice President, Information Technology for Tembec Inc. and brings more than 30 years of manufacturing and technology leadership experience across the United States, Canada, and France. Mr. Brown is a certified Project Management Professional and holds a Master of Project Management from Southern Cross University and an Advanced Diploma in Mechanical Engineering.
Kenneth J. Duffy, 62, Senior Vice President, Paperboard/High-Yield Pulp – Mr. Duffy joined the Company in November 2017 as Vice President, Sales & Marketing, High-Yield Pulp, following the Company’s acquisition of Tembec Inc., a role he held until May 2021. He was then promoted to Vice President, Commercial, serving in that capacity from May 2021, to January 2024, when he was promoted to his current position. Mr. Duffy began his career at Tembec in 2011 as Vice President, Sales, Paper Pulp, and was later promoted to Vice President, Sales & Marketing, High-Yield Pulp and Newsprint in March 2016. Prior to joining Tembec, he held various sales and technical service roles of increasing responsibility in the specialty chemicals sector. Mr. Duffy holds a Bachelor of Applied Science degree in Chemical Engineering from the University of Toronto.
Lise Gingras, 53, Vice President, Human Resources – Ms. Gingras has served as Vice President, Human Resources of Rayonier Advanced Materials Inc. since January 2026. She joined the Company in November 2017 in connection with the Company’s acquisition of Tembec Inc., where she had been employed since 1996 in roles of increasing responsibility within the human resources function. During her tenure with the Company, Ms. Gingras has held several senior leadership positions, including Corporate Manager, Human Resources; Senior Director, Employee and Labor Relations – Canadian Operations (2019–2021); Senior Director, Talent Management (2021–2023); Vice President, Talent Management & Diversity (2023–2024); and Vice President, Talent and Total Rewards (2024–2026), prior to assuming her current role. Ms. Gingras holds a Bachelor of Arts degree in Psychology from the University of Ottawa and a Certificate in Industrial Relations from the Université du Québec en Outaouais.
Marcus J. Moeltner, 62, Chief Financial Officer and Senior Vice President, Finance – Mr. Moeltner joined the Company in November 2017 at its headquarters in Jacksonville, Florida, as Vice President, Corporate Development and Planning, in connection with the Company’s acquisition of Tembec Inc., and was promoted to his current position on July 8, 2019. He had rejoined Tembec in May 2008 as Vice President, Corporate Development. From 2005 to 2008, Mr. Moeltner was Vice President, Finance for Grant Forest Products Inc., a Canadian forest products producer, where he was responsible for leading a team responsible for financial analysis, treasury, cost accounting, risk management, and taxation across its business operations. From 2000 to 2004, Mr. Moeltner held various roles at Tembec, including Director, Business Planning, and Vice President, Business Analysis and Control. Mr. Moeltner began his professional career with Kimberly-Clark Corporation in 1987 and, during his tenure there, held various finance positions of increasing responsibility in Canada, France, England, and the United States. Mr. Moeltner holds an Honors Bachelor of Commerce degree from Laurentian University, Sudbury, Ontario. He is also a CPA, CMA receiving his accreditation in Ontario.

2026 RYAM PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

Michael D. Osborne, 58, Vice President, Manufacturing – Mr. Osborne joined the Company on April 10, 2023 as Vice President, Manufacturing. From 2022 to April 2023, he served as Vice President, Manufacturing at Kraton Corporation, where he oversaw production activities, safety performance, and operational improvements across multiple global facilities. From 2019 to 2022, as Director, Global Manufacturing, he directed initiatives to enhance plant efficiency, reliability, and quality, while overseeing daily production operations across a network of manufacturing sites. From 2015 to 2019, as Director, Global Engineering, he managed cross-functional teams responsible for major capital projects, technology upgrades, and process improvements. Prior to Kraton, Mr. Osborne served as Senior Plant Manager from 2012 to 2015 and Operations Manager from 2011 to 2012 at Arizona Chemical, where he supervised day-to-day plant operations and optimized production processes. Earlier in his career, he held engineering and strategic planning positions of increasing responsibility in the pulp, paper, and specialty chemicals sectors, gaining extensive experience in large-scale operations and process optimization. Mr. Osborne holds a B.S. in Chemistry from the University of Southern Mississippi, an M.S. in Chemical Engineering from the Georgia Institute of Technology, and an MBA from the University of Southern Mississippi.
Christian A. L. Ribeyrolle, 64, Senior Vice President, Biomaterials and President, Rayonier A.M. France SAS – Mr. Ribeyrolle joined the Company in 2017 following the Company’s acquisition of Tembec Inc. He was appointed Vice President, Manufacturing Center of Excellence and President, Rayonier A.M. France SAS, on March 15, 2019, Vice President, Commercial-Manufacturing Liaison on March 26, 2019, Vice President, Biomaterials on November 1, 2021, and to his current position on January 1, 2024. Prior to joining the Company, Mr. Ribeyrolle served as Manager of the pulp facility in Tartas, France, for Tembec Inc. from February 2003 to January 2008, Director of Sales, Specialty Cellulose from January 2008 to October 2008, Senior Vice President, Specialty Cellulose October 2008 to February 2013 at which time he was appointed Executive Vice President, Specialty Cellulose, and President, Tembec France SAS. Mr. Ribeyrolle holds a chemical engineering degree from l’École Nationale Supérieure de Chimie de Clermont-Ferrand in France.
Christopher W. Sittard, 58, Vice President, Sourcing – Mr. Sittard joined the Company on January 2, 2024 as Vice President, Sourcing. From 2021 to 2023, he served as Senior Vice President, Global Sourcing & Chief Procurement Officer at Zep Inc., where he oversaw a procurement function supporting multiple manufacturing facilities, distribution centers, and retail channels. From 2019 to 2021 he was Senior Vice President, Global Sourcing & Chief Procurement Officer at Solenis LLC, leading cross-functional teams responsible for cost optimization, supplier negotiations, and procurement strategy. He previously served as Vice President, Global Sourcing from 2014 to 2019, directing strategic sourcing initiatives and managing supplier relationships across a diverse chemical product portfolio. Before joining Solenis LLC, Mr. Sittard held various procurement, distribution, business development and sales positions of increasing responsibility within the specialty chemicals sector, gaining extensive experience in global supply chain management. He holds a Bachelor of Arts degree in Chemistry from Assumption University.
Jared T. Rollins, 49, Chief Accounting Officer and Vice President, Corporate Controller – Mr. Rollins joined Rayonier Inc. in October 2006 as Manager of Tax Reporting and Planning and was promoted to Senior Manager in January 2012. Following the Company’s 2014 spinoff from Rayonier Inc., Mr. Rollins became Director of Tax Reporting and Planning, a position he held until September 1, 2020, when he was elected Vice President, Financial Planning and Analysis. Mr. Rollins was elected to his current position effective October 10, 2025. Mr. Rollins holds a Master of Accounting degree with a concentration in Taxation from the University of Florida and a bachelor’s degree in Secondary Education from Toccoa Falls College. He is a Certified Public Accountant (licensed in Georgia).
R. Colby Slaughter, 48, Senior Vice President, General Counsel and Corporate Secretary – Mr. Slaughter joined Rayonier Inc. in January 2013 as Senior Counsel, a position he held until June 2014. Following our 2014 spinoff from Rayonier Inc., he was appointed to the same position at the Company. In May 2016 he was appointed Assistant General Counsel. Effective March 21, 2020, he was elected Vice President, General Counsel and Corporate Secretary of the Company and on September 1, 2022 he was elected Senior Vice President, General Counsel and Corporate Secretary. Prior to joining Rayonier Inc., Mr. Slaughter was an Associate with the law firm of K&L Gates LLP from 2007 to 2013. Mr. Slaughter holds a B.S. in Business Management from Brigham Young University and a JD from the University of Virginia School of Law.

64

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows the holdings of persons known to us to beneficially own more than five percent of the Company’s outstanding Common Stock as of March 16, 2026.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Condire Management, LP, 1717 McKinney Ave. Suite 850 Dallas TX 75202	6,356,130(1)	9.73%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	4,699,891(2)	7.1%
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	3,970,285(3)	6.0%
The Vanguard Group 100 Vanguard Blvd Malvern, PA 19355	3,385,825(4)	5.18%
Lightship Capital III L.P. 450 Lexington Avenue, 40th Floor New York, NY 10017	3,400,000(5)	5.07%
(1)
Aggregated holdings and percent of class as of December 31, 2023, as reported to the SEC on Schedule 13G/A on February 14, 2024, by Condire Management, LP and its general partner, Condire Management GP Holdings, LLC, and the managing members of such general partner, Ryan E. Schedler and Bradley J. Shisler, indicating shared voting power and shared dispositive power over 6,356,130 shares of Common Stock.

(2)
Aggregated holdings and percent of class as of March 31, 2025, as reported to the SEC on Schedule 13G/A on April 17, 2025, indicating sole voting power over 4,609,430 shares of Common Stock; and sole dispositive power over 4,699,891 shares of Common Stock.

(3)
Aggregated holdings and percent of class as of December 31, 2024, as reported to the SEC on Schedule 13G/A on January 23, 2025, indicating sole voting power over 3,892,166 shares of Common Stock; and sole dispositive power over 3,970,285 shares of Common Stock.

(4)
Aggregated holdings and percent of class as of December 29, 2023, as reported to the SEC on Schedule 13G/A on February 13, 2024, indicating shared voting power over 29,062 shares of Common Stock; sole dispositive power over 3,334,657 shares of Common Stock; and shared dispositive power over 51,168 shares of Common Stock.

(5)
Aggregated holdings and percent of class as of February 20, 2026, as reported to the SEC on Schedule 13D on February 25, 2026, by AIPCF VIII (Cayman), Ltd., as general partner of AIPCF VIII (Cayman), L.P., as the general partner of AIPCF VIII Credit Opportunity Holding LP, the sole and managing member of Lightship Capital III GP, LLC, as general partner of Lightship Capital III LP, indicating shared voting power and shared dispositive power over 3,400,000 shares of Common Stock.

DELINQUENT SECTION 16(A) REPORTS
Based solely on a review of reports filed pursuant to Section 16(a) of the Exchange Act and written representations from the reporting persons, the Company believes that during fiscal 2025 all required reports were filed on a timely basis, except that, due to administrative error: (i) Messrs. Duffy, Hicks, Moeltner, Posze and Slaughter and Mses. Garcia and McGuire each filed one late Form 4 reporting four transactions; (ii) Messrs. Bloomquist and Ribeyrolle each filed one late Form 4 reporting three transactions; (iii) Messrs. Sittard and Rollins each filed one late Form 4 reporting one transaction; and (iv) Mr. Osborne filed two late Forms 4 reporting four transactions.

2026 RYAM PROXY STATEMENT	65

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2025 regarding all compensation plans under which equity securities of the Company are authorized for issuance.

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	(B) WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	(C) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))(3)
Equity compensation plans approved by security holders	2,687,617	$0.00	3,840,645
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,687,617	$0.00	3,840,645
(1)
Consists of 272,416 RSUs, 222,444 performance shares, and 222,444 performance shares contingently held in reserve in the event of a maximum payout awarded under the Rayonier Advanced Materials 2021 Incentive Stock Plan; and 1,113,537 RSUs, 1,079,220 performance shares, and 1,079,220 performance shares contingently held in reserve in the event of a maximum payout awarded under the Rayonier Advanced Materials 2023 Incentive Stock Plan.

(2)	The weighted-average exercise price in column (B) does not take performance shares into account.
(3)
Consists of shares available for future issuance under the 2023 Rayonier Advanced Materials Incentive Stock Plan as of December 31, 2025 and does not include shares subsequently returned to plan due to 2026 forfeitures.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Ms. Dill and Ms. Palumbo and each of Messrs. Mariano and Yokley served as a member of our Compensation Committee during the fiscal year ended December 31, 2025. The Board has determined in its business judgment that, during the time each member served on the Compensation Committee, that each member was independent within the meaning of the SEC and NYSE rules and the Director Independence Standards adopted by the Board as part of the CGPs. No member of the Compensation Committee served as one of our executive officers or employees at any time during 2025 or engaged in any related person transaction or relationship required to be disclosed in this Proxy Statement. None of our executive officers serve, or served during 2025, as a member of the board of directors or compensation committee of a public company that has at least one of its executive officers serving on our Board or Compensation Committee.

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Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated
Under French law, specifically the Macron Law, equity awards granted in the form of “free shares” qualify for preferential tax treatment if certain requirements are satisfied (French-Qualified Equity Awards). Pursuant to the Macron Law, employees receiving French-Qualified Equity Awards will not be subject to taxation at the time of grant but instead will be subject to taxation at the time the shares are acquired pursuant to the French-Qualified Equity Awards or are subsequently sold. Further, under the Macron Law, employer social contributions that were originally due at the time of grant of French-Qualified Equity Awards have been deferred to the date of vesting.
The Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as amended and restated effective May 14, 2025 (2023 Plan), provides the Compensation and Management Development Committee (the Compensation Committee) with the authority to interpret, construe and administer the 2023 Plan, including the authority to adopt rules, modifications, procedures and sub-plans as may be necessary or desirable for purposes of granting awards to participants in foreign counties and qualifying any such awards for preferential tax treatment under applicable law. To allow us to grant French-Qualified Equity Awards to employees in France, our Board has adopted a sub-plan setting forth specific terms and conditions applicable to French employees which operates under the 2023 Plan (the French Sub-Plan). All terms of the 2023 Plan not modified by the French Sub-Plan continue in full force and effect and are applicable to French Participants (as defined below), subject to applicable law. In the event of any conflict between the 2023 Plan and the French Sub-Plan as they relate to French Participants, the French Sub-Plan will prevail.
Stockholders are being asked to approve the French Sub-Plan for the purpose of qualifying under the Macron Law, so that French-Qualified Equity Awards that are granted under the French Sub-Plan to individuals who are subject to taxation under French law may qualify for the specific tax treatment described under the Macron Law. We believe that it is in the best interests of the Company and its stockholders to give the Company the discretion to grant French-Qualified Equity Awards in order for Rayonier A.M. France SAS (RYAM France), a wholly owned subsidiary of the Company and/or for RYAM France’s French subsidiaries, wholly or majority-owned (together the French Subsidiary), and French Participants (as defined below under Eligible Individuals) to realize the potential tax benefits of these awards. The French Sub-Plan, including the 2023 Plan, is set forth in Appendix D to this proxy statement. In addition, the French Subsidiary may receive certain tax benefits with respect to awards issued under the French Sub-Plan, including being subject to a lower 30% social insurance contribution upon vesting of French-Qualified Equity Awards.
This proposal will not make any changes to the 2023 Plan itself, and it will not increase the number of shares currently authorized for issuance under the 2023 Plan. Any shares issued with respect to the French-Qualified Equity Awards will be satisfied under the existing share reserve of the 2023 Plan. We are not seeking approval of any additional shares for issuance under the 2023 Plan or the French Sub-Plan.

2026 RYAM PROXY STATEMENT	67

Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

Summary of the French Sub-Plan To Be Implemented Under the 2023 Plan
This summary of the French Sub-Plan is a summary of the principal features of the French Sub-Plan and does not purport to be a complete description of all of the provisions of the French Sub-Plan. This summary is qualified in its entirety by the full text of the French Sub-Plan.
Awards Under the French Sub-Plan. The French Sub-Plan is administered by our Compensation Committee and provides for the grant of RSUs and PSUs. We are not required under the Macron Law to grant French-Qualified Awards in France. We may choose, at our discretion, to grant non-qualified awards to French Participants under the 2023 Plan.
Eligible Individuals. Any employee and/or member of the board of directors of the French Subsidiary who is a French tax resident and who: (i) is an employee of the Company, (ii) is an employee of any participating company which the Company directly or indirectly holds at least 15% of the common stock, or (iii) holds a corporate directorship position in the Company or in any subsidiary owned directly or indirectly by the Company, as determined by our Board (a French Participant) is eligible to receive, at the discretion of the Compensation Committee, French-Qualified Equity Awards under the French Sub-Plan. There were 5 employees and 2 board members who qualified as eligible French Participants as of March 6, 2026. No French-Qualified Equity Awards may be granted to French Participants which would result in the aggregate number of underlying shares of Company common stock to be allotted and issued to the French Participants exceeding 15% of the Company’s issued ordinary share capital as at the date of grant of French-Qualified Equity Awards. Additionally, the grant of French-Qualified Equity Awards, and the issue and allotment of underlying shares of common stock, may not result in any one French Participant holding more than 15% of the aggregate share capital of the Company.
Other Terms & Conditions under the French Sub-Plan. French-Qualified Equity Awards may not vest prior to the expiration of a minimum vesting period (the Vesting Period) of three years from the date of grant. However, in the event that a French Participant dies during the Vesting Period, his or her French-Qualified Equity Awards will automatically vest and his or her heir(s) and/or eligible successor(s) may request an early issue and allotment of the underlying shares of Company common stock during the six-month period following the French Participant’s death. In addition, in the event that a French Participant becomes totally disabled, as defined in the French Sub-Plan, during the Vesting Period, his or her French-Qualified Equity Awards will automatically vest upon receipt of proof of total disability.
Shares issued pursuant to French-Qualified Equity Awards may not be sold during certain designated “blackout” periods and, for corporate officers, are subject to specified stock ownership guidelines. No French-Qualified Equity Awards shall be granted by the Compensation Committee on a date which is later than seventy-six (76) months from the date that the French Sub-Plan is approved by our stockholders.
In the event of a Change in Control, as defined in our 2023 Plan, adjustments to the terms and conditions of the French-Qualified Equity Awards (including the shares underlying them) may be made only in accordance with the 2023 Plan, subject to the terms of the French Sub-Plan and applicable French law.
Shares Available for Issuance Under the French Sub-Plan. As of March 6, 2026, a total of 3,478,590 shares of our common stock were available for issuance under the 2023 Plan, including the French Sub-Plan. The approval of the French Sub-Plan will not increase the number of shares or awards available under the 2023 Plan. The number of shares available for issuance under the 2023 Plan is subject to adjustment to reflect stock splits, reorganizations and similar events subject to the French Sub-Plan and applicable law.
Material Tax Consequences to French Participants. French-Qualified Equity Awards issued to French Participants subject to the French social security regime should be subject to the following social and tax regimes at the time of the sale of the shares:
Vesting gain (Fair market value of the shares at the date of vesting of the shares):
•	Taxation at the progressive income tax rate (up to 45%) with a rebate of 50% on the amount of the acquisition gain up to EUR 300,000

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Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

•	Social contributions at the rate of 18.6% assessed on the amount of the vesting gain up to EUR 300,000 and 9.7% above this threshold
•	Employee social contribution of 10% assessed on the vesting gain exceeding EUR 300,000
•	Potential contribution on high income of 3% or 4% and potential additional taxes on high income with respect to individual situations of French Participants
Capital gain (Difference between (i) the sale price of the shares and (ii) the fair market value of the shares at the date of vesting):
•	Taxation in principle at the progressive income tax rate (up to 45%)
•
Taxation by exception – within the limit of a capital appreciation ratio constituting a ceiling – at the flat tax rate of 31.4% (including income tax at a flat rate of 12.8% and social contributions at 18.6%) within the limit of a financial performance ceiling equal to three times the company’s financial performance multiple (Financial Performance Ceiling)

•	Potential contribution on high income of 3% or 4% and potential additional taxes on high income with respect to individual situations of French Participants
•	Beyond the Financial Performance Ceiling, employee social contribution of 10% assessed on the vesting gain
•	Beyond the Financial Performance Ceiling, taxation at the income tax rate (marginal rate of 45%)
•	Beyond the Financial Performance Ceiling, potential contribution on high income of 3% or 4% and potential additional taxes on high income with respect to individual situations of French Participants
In contrast with the above, vesting gain under non-qualified equity awards issued to French Participants subject to the French social security regime should be fully taxed as salary and thus subject to (i) the progressive income tax rate (up to 45%) without any rebate, (ii) employee social security contributions (approximately 25%) and (iii) potential contribution on high income of 3% or 4%.
The tax consequences of participating in the French Sub-Plan may vary with respect to individual situations, and it should be noted that income tax laws, regulations and interpretations thereof change frequently. French Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
Summary of the 2023 Plan
As noted above, this proposal does not make any changes to the 2023 Plan itself and is limited to the approval of the French Sub-Plan. However, to comply with applicable law, the material terms of the 2023 Plan are described below. The following is a summary only and does not purport to be a complete description of all of the provisions of the 2023 Plan. This summary is qualified in its entirety by the full text of the 2023 Plan set forth in Appendix D to this proxy statement.
General. The purpose of the 2023 Plan is to attract and retain highly qualified employees and directors and to motivate and reward performance that will lead to sustained increases in stockholder value. The 2023 Plan furthers opportunities for share ownership by our employees in order to increase their proprietary interest in the Company and, as a result, their interest in our long-term success and their commitment to creating stockholder value. All employees and non-employee directors of the Company and its subsidiaries are eligible to receive awards under the 2023 Plan. The 2023 Plan and awards granted under the 2023 Plan are subject to applicable law.
Administration. The Compensation Committee administers the 2023 Plan with the authority to, among other things, interpret the plan, determine eligibility for, grant and determine the terms of awards, and to do all things necessary or appropriate to carry out the provisions and purposes of the 2023 Plan.

2026 RYAM PROXY STATEMENT	69

Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

Shares Covered by the 2023 Plan. Under the 2023 Plan, the number of shares of common stock available for issuance to eligible directors, officers and employees, including French Participants, is 4,055,561. As of March 6, 2026, a total of 3,478,590 shares of our common stock were available for issuance under the 2023 Plan. If any awards under the 2023 Plan, in whole or in part, are forfeited, terminated, expire unexercised, are settled in cash in lieu of stock, are exchanged for other awards or are released from a reserve for failure to meet the maximum payout under a program, the shares of stock that were theretofore subject to or reserved for such awards shall again be available for awards under the 2023 Plan to the extent of such forfeiture or expiration of such awards or so released from a reserve.
The maximum aggregate dollar value of awards that may be issued under the 2023 Plan to any one non-employee director in any calendar year, taken together with any cash fees paid during the fiscal year to the non-employee director, is $500,000. No more than 1,000,000 shares of common stock may be cumulatively available for awards of incentive stock options under the 2023 Plan. The number of shares available under the 2023 Plan and the number of shares available for incentive stock options are subject to equitable adjustment in the event of stock splits, stock dividends and other specified events.
As of March 6, 2026, there were approximately 3,478,590 total shares of common stock outstanding, and our closing stock price was $9.99.
Please see above in this proxy statement under “Equity Compensation Plan Information” for additional information regarding outstanding awards and share availability under our 2023 Plan.
Prohibition on Repricing. The 2023 Plan does not permit the repricing of stock options or stock appreciation rights without stockholder approval.
Change in Control. In the event of a change in control (CIC), if the surviving entity assumes or otherwise equitably converts or substitutes outstanding equity awards under the 2023 Plan, then those awards will then be subject to “double trigger” vesting. In other words, those awards will remain outstanding and vesting will accelerate only upon a qualifying termination event within two years following the CIC.
Term, Amendment and Termination. The 2023 Plan has a ten-year term which expires on May 14, 2035. The Board may at any time amend, modify, suspend or terminate the 2023 Plan, in whole or in part. Any such amendment, however, will be subject to stockholder approval if such approval is required under NYSE rules or applicable law, including any increase in the number of shares available for issuance under the 2023 Plan or any option repricing. No amendment, modification or termination of the 2023 Plan may in any manner adversely affect any previously granted award without the consent of the participant.
Types of Awards. The 2023 Plan provides for the grant of stock options, stock appreciation rights (SARs), restricted stock, RSUs, PSUs, cash-based awards and other stock-based awards.
Restricted Stock, RSUs and PSUs. Restricted stock is one or more shares of common stock awarded to grantees subject to restrictions determined by the Compensation Committee. An RSU or PSU is a contractual right that entitles the grantee to receive shares of common stock (or cash, in the Compensation Committee’s discretion) at a future date subject to terms and conditions determined by the Compensation Committee. The restriction period and vesting restrictions, which may include time-based and/or performance-based vesting criteria, will be determined by the Compensation Committee for each such award. Shares of restricted stock carry voting rights; RSUs and PSUs do not.
Subject to applicable law, the Compensation Committee may provide that restricted stock, RSU and PSU awards earn dividends or dividend equivalents. Any such dividends or dividend equivalents will be accumulated and credited to an account for the participant, settled in cash or stock as determined by the Compensation Committee upon or following vesting of the award, and will be subject to the same terms and conditions, including vesting restrictions, as the underlying award. No dividends or dividend equivalents will be paid on unvested awards.
Except as provided otherwise in the award agreement, in a severance plan covering the grantee, by applicable law, or by the Compensation Committee, if a grantee terminates employment for any reason, any unvested restricted

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Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

stock, RSUs or PSUs held by the grantee will be forfeited. In the event of death, disability, retirement or other special circumstances, the Compensation Committee may determine to waive the restrictions with respect to unvested awards, or special vesting provisions may be set forth in the award agreement, severance plan or other agreement or arrangement covering the grantee.
Stock Options and SARs. Options granted under the 2023 Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under IRC Section 422. The exercise price of any stock option may not be less than the fair market value of the common stock on the date of grant. The term of non-qualified stock options and incentive stock options may not exceed ten years from the date of grant.
SARs may be granted to employees on a stand-alone basis or in tandem with stock options. The exercise of a SAR will entitle the holder to receive cash or shares of common stock (or a combination of cash and stock) having a value equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price of the SAR.
Unless otherwise determined by the Compensation Committee, options and SARs are treated as follows upon termination of a participant’s employment: upon retirement or termination due to disability, all unvested options/SARs held by a participant vest and remain exercisable for a period of five years or until any earlier expiration. Upon a participant’s death, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a period of five years or until any earlier expiration. Upon a participant’s termination for cause, all options/SARs held by the participant are forfeited. Upon termination for any other reason, all unvested options/SARs are forfeited and vested options/SARs remain exercisable for a period of six months or until any earlier expiration.
Cash-Based Awards and Other Stock-Based Awards. The Compensation Committee is authorized to grant awards denominated in cash, subject to such terms and conditions as it may determine. Each cash-based award will specify a payment amount, payment range or a value determined with respect to the fair market value of our stock, as determined by the Compensation Committee. The Compensation Committee is authorized to grant other stock-based awards as it deems to be consistent with the purposes of the Amended 2023 Plan and subject to such terms and conditions as it may determine.
Plan Benefits. There were approximately 63 employees, including 10 officers, and 53 non-employee directors of the Company and its U.S. and non-U.S. subsidiaries as of March 6, 2026. Because the Compensation Committee has full discretion to determine who is a participant in the 2023 Plan and to determine the amount and form of awards, there is no way to predict how many employees may ultimately receive awards or the amount and form of awards that will be granted in the future under the 2023 Plan.
Certain U.S. Federal Tax Consequences. The following summary is intended as a general guide to the U.S. federal income tax consequences relating to the awards granted under the 2023 Plan to U.S. participants based on applicable statutory provisions as of the date of this proxy statement, which are subject to change at any time and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences but does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances. State, local, estate and other tax consequences are not addressed below.
Restricted Stock, RSUs and PSUs. With respect to restricted stock, RSUs and PSUs, in general, no income is realized by the grantee at the time of grant.
When restrictions on restricted stock lapse, the grantee will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time exceeds the amount (if any) paid for the award by the grantee. However, a grantee may elect under IRC Section 83(b) within 30 days after the date of receipt of the restricted stock to be taxed differently. In such a case (1) income is realized by the grantee at the time of grant in an amount equal to the excess of the fair market value of such shares of restricted stock at such time (determined without regard to any restrictions which apply to the shares of restricted stock) over the purchase price, if any, of the shares of common stock and (2) when the underlying shares of common stock are sold, the grantee will recognize capital gain or loss measured by the difference between the amount realized on

2026 RYAM PROXY STATEMENT	71

Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

the disposition and the basis of the restricted stock, which will equal the sum of the purchase price and the amount included in gross income under IRC Section 83(b).
With respect to RSUs and PSUs, the grantee will be subject to tax at ordinary income tax rates when the shares of common stock underlying the RSUs or PSUs are delivered to the grantee. Federal income tax will be calculated on the amount by which the fair market value of the stock at the time of delivery exceeds the amount (if any) paid for the award by the grantee. A grantee may not make an election under IRC Section 83(b) with respect to RSUs or PSUs.
With respect to a sale of restricted stock after the forfeiture period has expired, the holding period to determine whether the grantee has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares of stock will generally be based on the fair market value of such shares of stock on such date (except that an IRC Section 83(b) election will cause the holding period commencement and the tax basis to be determined as of the grant date). With respect to a sale of stock acquired under RSUs or PSUs, the holding period to determine whether the grantee has long-term or short-term capital gain or loss generally begins when the shares of stock were delivered to the grantee. For restricted stock, RSUs and PSUs, the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the grantee.
Non-Qualified Stock Options. On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option. The optionee will be taxed on this amount in the year of exercise, and the Company generally will be allowed a deduction in this amount for federal income tax purposes in the same year. When the optionee disposes of shares of common stock acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of such shares on the date of exercise will be treated as either a long- or short-term capital gain to the optionee, depending on the holding period of such shares. If the amount received is less than the market value of the shares of common stock on the date of exercise, the loss will be treated as either a long- or short-term capital loss, depending on the holding period of such shares.
Incentive Stock Options. On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee, although the spread between the fair market value of the stock on the date of exercise over the exercise price of the option is an item of tax preference for purposes of the calculation of the optionee’s alternative minimum tax. If the optionee holds the shares of stock for over one year after the date of exercise and two years from the date of grant, then on the sale of the shares of stock (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) the Company will not be entitled to a tax deduction under such circumstances. Generally if the optionee sells or otherwise disposes of the shares of stock within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition. This is sometimes referred to as a “disqualifying disposition.” The Company generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.
Stock Appreciation Rights. With respect to SARs, in general, no income is realized by the grantee at the time the SAR is granted. Generally, at exercise, the grantee will be required to include as ordinary income an amount equal to the fair market value of any shares of stock received on the exercise, and the Company may be entitled to a federal income tax deduction equal to the amount of income taxed to the grantee.
Cash-Based Awards and Other Stock-Based Awards. A grantee of an award denominated in cash will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a grantee will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time. The tax consequence to a grantee of an “other stock-based award” depends on the type of award, right or interest, and when it vests.

72

Proposal 5 – Proposal to Approve the French Sub-Plan to be Implemented Under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated

Tax Treatment of Awards to Employees Outside the U.S. The grant and settlement of awards under the 2023 Plan to employees outside the U.S. may be taxed (including income and/or employment taxes) on a different basis than described above. See above in this proposal under “Material Tax Consequences to French Participants.”
Board Recommendation
Our Board believes that it is in the best interests of the Company and its stockholders to enable the Company to have the authority to grant French-Qualified Equity Awards under the French Sub-Plan that would qualify for the income tax and social security tax treatment authorized under the Macron Law. If stockholders do not approve the French Sub-Plan, we will not be able to grant French-Qualified Equity Awards, but we will be able to grant non-qualified equity awards to our employees in France under our 2023 Plan. For the reasons described above in this proposal, the Board believes that it is in the best interests of the Company and its stockholders to approve the French Sub-Plan to be implemented under the 2023 Plan.
Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” this proposal to approve the French Sub-Plan to be implemented under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as amended and restated

2026 RYAM PROXY STATEMENT	73

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 6 – Ratification of the Appointment of Independent Registered Public Accounting Firm
APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025
On February 11, 2026, the Audit Committee appointed Grant Thornton LLP (Grant Thornton) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. Although submission of the appointment for ratification by the stockholders is not legally required, the Board believes that it is consistent with best practices and is an opportunity for stockholders to provide direct feedback to the Board on this important issue of corporate governance. If the stockholders do not ratify the selection of Grant Thornton, the Audit Committee will reconsider the selection of the independent registered public accounting firm for the Company for 2026.
Representatives of Grant Thornton will be present at the 2026 Annual Meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.
Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2026

REPORT OF THE AUDIT COMMITTEE
Management has primary responsibility for the Company’s financial statements and its reporting process, including the Company’s internal control system. Its independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to the conformity of such statements with accounting principles generally accepted in the United States of America as well as auditing the Company’s internal control over financial reporting.
The Audit Committee’s role is to assist the Board of Directors in oversight of the Company’s financial reporting process, including oversight of annual audits and quarterly reviews of the Company’s financial statement filings and audits of internal control over financial reporting. The Audit Committee has sole responsibility for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. The Audit Committee is currently composed of four directors, all of whom have been determined by the Board of Directors in its business judgment to be independent within the meaning of the Company’s Director Independence Standards and independent and financially literate as defined under applicable securities laws and rules of the NYSE and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter can be found on the Company’s website at investors.ryam.com/governance/corporate-governance-information.
The Audit Committee has reviewed the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and has discussed these audited financial statements with management and with the Company’s independent registered public accounting firm. In addition, the Audit Committee has held discussions with the Company’s independent registered public

74

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accounting firm covering the matters required by SEC rules and the Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence and has held discussions with the Company’s independent registered public accounting firm regarding their independence.
The Audit Committee met with the Company’s chief internal audit executive and with the Company’s independent registered public accounting firm representatives to discuss the overall scope and plans for each of their respective audits, the results of their examinations, their evaluations of the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures and the overall quality of the Company’s financial reporting. Separate private meetings without management present were also held at four of the Audit Committee’s meetings in 2025 with the Company’s Chief Internal Audit Executive and with representatives of the Company’s independent registered public accounting firm. The Chief Internal Audit Executive also serves as the Company’s Ombudsman and, in that capacity, reported to the Audit Committee at those same meetings. In the Ombudsman role, the Chief Internal Audit Executive is responsible for handling concerns and inquiries regarding compliance matters, including any submissions regarding the Company’s accounting, internal controls and auditing, as required by the Sarbanes-Oxley Act of 2002.
Based on the Audit Committee’s reviews and discussions with management and the independent registered public accounting firm as discussed above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee has also appointed and has requested stockholder ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
This report is furnished by the members of the Audit Committee.
Bryan D. Yokley, Chair
Eric M. Bowen
David C. Mariano
Ivona Smith
AUDIT COMMITTEE FINANCIAL EXPERTS
The Board has evaluated whether at least one Audit Committee member meets the qualifications to serve as an audit committee financial expert in accordance with SEC rules. Based on its evaluation, the Board has determined in its business judgment that Messrs. Mariano and Yokley are each independent of management and qualify as audit committee financial experts.

2026 RYAM PROXY STATEMENT	75

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton has served as the Company’s independent registered public accounting firm since March 9, 2016. The Audit Committee may change the appointment of the independent registered public accounting firm at any time if it determines, in its discretion, that such a change is in the best interests of the Company and its stockholders.
Grant Thornton billed the Company the following fees and expenses for services rendered for the fiscal years ended December 31, 2025 and 2024, respectively:

FEES ($ THOUSANDS)	2025	2024
Audit Fees(1)	$2,050	$2,170
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees(2)	$165	-
Total	$2,215	$2,170
(1)
Audit Fees included amounts for the annual audits of the financial statements and internal controls over financial reporting, as well as the reviews of quarterly reports on Forms 10-Q, accounting research and consents for SEC filings.

(2)	All Other Fees consists of fees related to the statutory audit of the Company’s France operations.
There were no other fees billed by Grant Thornton for services rendered to us, other than the services described above, for fiscal years ended December 31, 2025, and 2024. The independent registered public accountants are prohibited by Company policy from providing professional services to Company executives for personal income tax return preparation or for financial or estate tax planning.
All services provided by the independent registered public accountant as set forth above were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures set forth on the attached Appendix E. Pursuant to such policies and procedures, the Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, when the Audit Committee is not in session, audit-related services and allowable non-audit services and associated fees for any individual engagement for which fees are less than $10,000. Any such pre-approval of services and fees by the Chair are reported to the full Audit Committee at its next regular meeting.
Questions and Answers about the 2026 Annual Meeting can be found in Appendix A.

BY ORDER OF THE BOARD OF DIRECTORS
By:
R. Colby Slaughter
Corporate Secretary

76

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Appendix A
Questions and Answers About the Annual Meeting
Q: WHAT AM I VOTING ON?
A: You are being asked by the Company to vote on six matters: (1) the election of three Class III directors nominated by the Board: Charles R. Eggert, David C. Mariano and Scott M. Sutton (information about each nominee is included in the Biographical and Qualification Information of the Three Nominees for Election to the Board of Directors section); (2) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors (information can be found in Proposal 2); (3) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions (information can be found in Proposal 3); (4) approval, in a non-binding vote, of the compensation of our named executive officers as disclosed in this Proxy Statement (referred to herein as Say on Pay and information can be found in Proposal 4); (5) approval of the French Sub-Plan to be implemented under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated (information can be found in Proposal 5); and (6) ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for 2026 (information can be found in Proposal 6). The Board of Directors recommends that you vote “FOR” each of the director nominees listed above and “FOR” each of the other proposals.
Q: WHO IS ENTITLED TO VOTE?
A: The record holder of any of the 67,393,566 shares of Rayonier Advanced Materials common stock (Common Stock) outstanding at the close of business on March 16, 2026, is entitled to one vote for each share of stock owned.
Q: HOW DO I VOTE?
A: You can vote in any one of the following ways:
You can vote on the Internet by following the Vote by Internet instructions on your Internet Notice or proxy card.
You can vote by telephone by following the Vote by Phone instructions on the proxyvote.com website referred to in the Internet Notice.

If you receive hard copies of the proxy solicitation materials, you can vote by mail by signing and dating your proxy card and mailing it in the provided prepaid envelope. If you mark your voting instructions on the proxy card, your stock will be voted as you instruct. If you return a signed and dated card but do not provide voting instructions, your stock will be voted in accordance with the recommendations of the Board.

You can vote in person at the Annual Meeting by delivering a completed proxy card or by completing a ballot available upon request at the meeting. However, if you hold your stock in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your broker, bank or other holder of record in order to vote at the meeting.

Regardless of how you choose to vote, your vote is important, and we encourage you to vote promptly.
Q: HOW DO I VOTE STOCK THAT I HOLD THROUGH AN EMPLOYEE BENEFIT PLAN SPONSORED BY THE COMPANY?
A: If you hold Common Stock of the Company through any of the following employee benefit plans, you can vote them by following the instructions above:
RYAM 401(k) Plan for Salaried Employees
RYAM 401(k) Plan for Fernandina Hourly Employees
RYAM 401(k) Plan for Jesup Hourly Employees

2026 RYAM PROXY STATEMENT	A-1

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Note that if you do not vote your stock held in any of these Company employee benefit plans or do not specify your voting instructions on your proxy card, the trustee of the employee benefit plans will vote your plan stock in the same proportion as the stock for which voting instructions have been received, except as otherwise required by the Employee Retirement Income Security Act of 1974, as amended. To allow sufficient time for voting by the trustee, your voting instructions for stock held in the above employee benefit plans must be received by May 10, 2026.
Q: WHAT DO I NEED TO DO TO ATTEND THE ANNUAL MEETING?
A: To attend the Annual Meeting, you will need to bring (1) proof of ownership of Common Stock as of the Record Date, which is the close of business on March 16, 2026, and (2) a valid government-issued photo identification. If you are a stockholder of record, proof of ownership can include your proxy card or the Internet Notice. If your stock is held in the name of a broker, bank or other holder of record, you must present proof of your beneficial ownership, such as a proxy obtained from your street name nominee (particularly if you want to vote your stock at the Annual Meeting) or a bank or brokerage account statement (in which case you will not be able to vote your stock at the Annual Meeting), reflecting your ownership of Common Stock as of the Record Date. If you do not have proof of ownership together with a valid government-issued photo identification, you will not be admitted to the meeting.
Admission to the Annual Meeting is limited to stockholders as of the Record Date and one immediate family member; one individual properly designated as a stockholder’s authorized proxy holder; or one qualified representative authorized to present a stockholder proposal properly before the meeting.
No cameras, recording equipment, large bags, briefcases, or packages will be permitted in the Annual Meeting. The Company may implement additional security procedures to ensure the safety of the meeting attendees.
Q: IS MY VOTE CONFIDENTIAL?
A: Proxy cards, ballots and reports of Internet and telephone voting results that identify individual stockholders are mailed or returned directly to Broadridge, our vote tabulator and handled in a manner that protects your privacy. Your vote will not be disclosed except:
As needed to permit Broadridge and our inspector of elections to tabulate and certify the vote;
As required by law;
If we determine that a genuine dispute exists as to the accuracy or authenticity of a proxy, ballot or vote; or
In the event of a proxy contest where all parties to the contest do not agree to follow our confidentiality policy.
Q: WHAT STOCK IS COVERED BY MY INTERNET NOTICE OR PROXY CARD?
A: You should have been provided an Internet Notice or proxy card for each account in which you own Common Stock either:
Directly with Computershare, our transfer agent, as a stockholder of record, which includes stock purchased through any of our employee benefit plans; or
Indirectly through a broker, bank or other holder of record.
Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR PROXY CARD?
A: It means that you have multiple accounts in which you own Common Stock. Please vote all stock in each account for which you receive an Internet Notice or proxy card to ensure that all your stock is voted. However, for your convenience we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is Computershare. All communications concerning stock you hold in your name, including address changes, name changes, requests to transfer stock and similar issues, can be handled by making a toll-free call to Computershare at 1-866-246-0322. From outside the U.S., you may call Computershare at 201-680-6578.

A-2

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q: HOW CAN I CHANGE MY VOTE?
A: You can revoke your proxy and change your vote by:

Voting on the Internet or by telephone before 11:59 p.m. Eastern Time on May 12, 2026 or, for employee benefit plan stock, the cutoff date noted above (only your most recent Internet or telephone proxy is counted);

Signing and submitting another proxy card with a later date at any time before the polls close at the Annual Meeting;
Giving timely written notice of revocation of your proxy to our Corporate Secretary at 1301 Riverplace Boulevard, Suite 2300, Jacksonville, Florida 32207; or
Voting again in person before the polls close at the Annual Meeting.
Q: HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?
A: In order to conduct the Annual Meeting, a majority of the Common Stock outstanding as of the close of business on the Record Date, March 16, 2026, must be present, either in person or represented by proxy. All stock voted pursuant to properly submitted proxies and ballots, as well as abstentions and stock voted on a discretionary basis by banks, brokers or other holders of record in the absence of voting instructions from their customers, will be counted as present and entitled to vote for purposes of satisfying this requirement.
Q: HOW MANY VOTES ARE NEEDED TO ELECT THE NOMINEES FOR DIRECTOR?
A: The affirmative vote of a majority of the votes cast with respect to each nominee at the Annual Meeting is required to elect that nominee as a director. For this proposal, a majority of the votes cast means that the number of votes “FOR” a nominee must exceed the number of votes “AGAINST” a nominee. Abstentions will therefore not affect the outcome of director elections.
Please note that under NYSE rules, banks and brokers are not permitted to vote the uninstructed stock of their customers on a discretionary basis (referred to as broker non-votes) in the election of directors. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock in the election of directors, no votes will be cast on your behalf in the election of directors. Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the election of directors.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS?
A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors will be approved if holders of 80% of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote “AGAINST” the proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to a Board declassification proposal. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote “AGAINST” the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS?
A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to remove the supermajority voting provisions will be approved if holders of 80% of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote “AGAINST” the proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to removal of supermajority voting provisions. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no

2026 RYAM PROXY STATEMENT	A-3

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote “AGAINST” the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE SAY-ON-PAY PROPOSAL?
A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval, on an advisory basis, of the Say-on-Pay proposal. Failing to vote or abstaining from voting will have the same effect as a vote “AGAINST” this proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to executive compensation. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED?
A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the French Sub-Plan to be implemented under the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as Amended and Restated. As a result, abstentions will have the same effect as a vote “AGAINST” the proposal, and broker non-votes will not affect the outcome of the vote.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to executive compensation. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM?
A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company’s independent registered public accounting firm. Failing to vote or abstaining from voting will have the same effect as a vote “AGAINST” this proposal. Any broker non-votes will have no effect on the ratification of the appointment of our independent registered public accounting firm; however, because brokers, banks and other nominees are permitted under NYSE rules to vote on this routine proposal on a discretionary basis if such broker, bank or other nominee does not receive voting instructions, we do not expect broker non-votes on this routine proposal.
Q: WILL ANY OTHER MATTERS BE VOTED ON?
A: We do not expect any other matters to be considered at the Annual Meeting. However, if a matter not listed on the Internet Notice or proxy card is legally and properly brought before the Annual Meeting, the persons named as proxies in our proxy materials intend to vote the shares for which we have received proxies in accordance with their best judgment. Under the Company’s Bylaws, all stockholder proposals must have been received by December 1, 2025, to be considered for inclusion in this Proxy Statement and all other stockholder proposals and director nominations must have been received between January 14, 2026, and February 13, 2026, to be otherwise properly brought before the Annual Meeting. We have not received any stockholder proposals or director nominations from stockholders to be acted upon at the Annual Meeting.
Q: WHO WILL COUNT THE VOTES?
A: Representatives of Broadridge will count the votes, however submitted. A Company representative will act as inspector of elections.
Q: HOW WILL I LEARN THE RESULTS OF THE VOTING?
A: We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed

A-4

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

with the SEC no later than four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).
Q: WHO PAYS THE COST OF THIS PROXY SOLICITATION?
A: The Company pays the costs of soliciting proxies and has retained Sodali & Co to assist in the solicitation of proxies and provide related advice and informational support. For these services, the Company will pay Sodali & Co a services fee of $15,000, plus reimbursement of customary expenses. The Company will also reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of the Common Stock. Additionally, directors, officers and employees may solicit proxies on behalf of the Company by mail, telephone, facsimile, email and personal solicitation. Directors, officers and employees will not be paid additional compensation for such services.
Q: WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS DUE?
A: For a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2027 Annual Meeting of Stockholders (the 2027 Annual Meeting), the Company’s Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on November 30, 2026. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The submission of a proposal in accordance with these requirements does not guarantee we will include the proposal in our Proxy Statement or on our proxy card. Proposals should be addressed to:
Corporate Secretary
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Suite 2300
Jacksonville, Florida 32207
For a stockholder proposal (including a director nomination) to be properly brought before the stockholders at the 2027 Annual Meeting outside of the Company’s Proxy Statement, the stockholder must comply with the requirements of the Company’s Bylaws and give timely notice in accordance with such Bylaws, which, in general, require the notice be received by the Corporate Secretary: (i) no earlier than the close of business on January 13, 2027; and (ii) no later than the close of business on February 12, 2027.
In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees pursuant to the universal proxy rules must provide notice that complies with Rule 14a-19 under the Exchange Act, which notice must be received by the Corporate Secretary no later than March 14, 2027.
If the date of the 2027 Annual Meeting is moved more than 30 days before or more than 60 days after May 13, 2027, then notice of a stockholder proposal that is not intended to be included in the Company’s Proxy Statement must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of: (a) 90 days prior to the meeting; or (b) if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of such meeting, 10 days after public announcement of the meeting date.
We strongly encourage any stockholder interested in submitting a proposal for the 2027 Annual Meeting to contact our Corporate Secretary at (904) 357-4600 prior to submission in order to discuss the proposal.

2026 RYAM PROXY STATEMENT	A-5

APPENDIX B PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Appendix B
Proposed Amendment to Amended and Restated Certificate of Incorporation to Declassify the
Board of Directors
Text of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underlining):
AMEND SECTIONS 2, 3 AND 4 OF ARTICLE VI AS FOLLOWS:
Section 2.  Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the directors shall, until the annual meeting of stockholders to be held in 2027, be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible~~, with the~~. The term of office of the ~~first class to~~class of directors elected at the annual meeting of stockholders held in 2024 shall expire at the ~~2015~~2027 annual meeting of stockholders, the term of office of the ~~second class to~~class of directors elected at the annual meeting of stockholders held in 2025 shall expire at the ~~2016~~2028 annual meeting of stockholders and the term of office of the ~~third class to~~class of directors elected at the annual meeting of stockholders held in 2026 shall expire at the ~~2017~~2029 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the ~~2015~~2027 annual meeting, (a) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the ~~third succeeding~~ annual meeting of stockholders ~~after~~held in the year following the year of their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (b) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.
Section 3.  Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been appointed expires and until such director’s successor shall have been duly elected and qualified and, if the Board of Directors at such time is classified, for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been appointed expires and until such director’s successor shall have been duly elected and qualified.
Section 4.  Removal. ~~Subject~~ Except as provided in the subsequent sentence and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time ~~but only for~~, with or without cause, but only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class. Notwithstanding the immediately preceding sentence, subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, until the 2026 annual meeting of the stockholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Voting Stock, voting together as a single class.

2026 RYAM PROXY STATEMENT	B-1

APPENDIX C PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

Appendix C
Proposed Amendment to Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions
Text of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underlining):
AMEND SECTION 4 OF ARTICLE VI AS FOLLOWS:
Section 4. Removal. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time but only for cause by the affirmative vote of the holders of at least ~~eighty percent (80%)~~a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class.
AMEND ARTICLE XIII AS FOLLOWS:
~~In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may hereafter be amended, subject to any limitations contained elsewhere in this Amended and Restated Certificate of Incorporation, the Corporation may from time to time alter, amend, repeal or adopt, in whole or in part, any provisions of this Amended and Restated Certificate of Incorporation; provided, however, that any proposed alteration, amendment or repeal of, or the adoption of any provision inconsistent with, Section 3 of Article IV, Article VI, Article VII, Article X or this Article XIII of this Amended and Restated Certificate of Incorporation (in each case, as in effect on the date hereof), or the alteration, amendment or repeal of, or the adoption of any provision inconsistent with this sentence, may only be made by the affirmative vote of shares representing not less than eighty percent (80%) of the voting power of all of the Voting Stock, voting together as a single class.~~
The Corporation reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

2026 RYAM PROXY STATEMENT	C-1

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

Appendix D
Schedule French Sub-Plan
Specific and Additional Terms and Conditions for French Employees
This Schedule (“Sub-Plan”) modifies certain terms and conditions of the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as amended from time to time (the “Main Plan”), and provides for additional rules which will apply as from in the case of performance-based or time-based restricted stock units granted to employees and/or members of the board of directors of Rayonier A.M. France SAS, a wholly owned subsidiary of Rayonier Advanced Materials Inc. (the “French Subsidiary”), who are French tax residents (the “French Participants”).
This Sub-Plan shall be considered as part of the Main Plan with respect to any awards granted to French Participants. Except as provided in this Sub-Plan, all terms and conditions of the Main Plan not modified by this Sub-Plan shall continue in full force and effect. In the event of any conflict between the terms and conditions of this Sub-Plan and the terms and conditions of the Main Plan, the provisions of this Sub-Plan shall prevail over the Main Plan’s terms and conditions.
This Sub-Plan is intended to comply with the requirements of the French Commercial Code (Code de commerce) regarding the granting, issue and allotment of free shares (actions gratuites) (“Applicable French Laws”).
Terms not defined herein shall have the meaning assigned to them under the Main Plan.
1.	Definition
“By-Laws” means the by-laws of the Company, as amended from time to time.
“Certificate of Incorporation” means the certificate of incorporation of the Company, as amended from time to time.
“Free Shares” means Shares whose ownership are granted to French Participants free of charge in accordance with this Sub-Plan and in compliance with Applicable French Laws.
“Shares” means shares of the Common Stock of the Company.
2.	Scope
The Committee may not grant Awards to French Participants under this Sub-Plan other than in the form of Free Shares underlying time-based Restricted Stock Units (“RSUs”) and performance-based Units (“PSUs”). Accordingly, references in the Main Plan to other forms of Awards (i.e., stock options, stock appreciation rights, restricted shares and other cash- or stock-based awards) are not applicable to French Participants.
The Free Shares shall be authorized, issued and allotted by the Committee or other competent corporate body as provided under relevant laws and regulations applicable to the Company, following approval of this Sub-Plan by the Company’s stockholders, as required by Applicable French Laws (the “Free Share Sub-Plan Stockholder Approval”).

2026 RYAM PROXY STATEMENT	D-1

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

The Free Shares may only be granted, and Shares issued and allotted, to French Participant(s) who:
-	are employees of the Company;
-	are employees of any Participating Company in which the Company directly holds at least 15% of the share capital; and/or
-	hold a corporate directorship position in the Company or in a subsidiary owned directly or indirectly by the Company.
The list of the French Participants who are granted Free Shares will be approved by the Committee, in accordance with the provisions of this paragraph.
3.	Eligibility
The grant of Free Shares under this Sub-Plan is subject to an individual and a global threshold as follows.
3.1	Individual threshold
The grant of Free Shares pursuant to this Sub-Plan, and the issue and allotment of underlying Shares, shall not result in any one French Participant holding more than 15% of the aggregate share capital of the Company as of the date of grant of the Free Shares by the Committee.
3.2	Global threshold
No Free Shares shall be granted pursuant to this Sub-Plan to French Participants which would result in the aggregate number of Shares underlying Free Shares to be allotted and issued to the French Participants exceeding 15% of the Company’s issued ordinary share capital as of the date of grant of the Free Shares by the Committee.
Subject to Applicable French Laws and this paragraph 3, in the event of any variation in the share capital of the Company, the Committee may make such adjustments it considers appropriate to the number of Free Shares granted or Shares allotted and issued to French Participants.
4.	Limitations Upon Acquisition and Sale of Free Shares
In accordance with the Free Share Sub-Plan Stockholder Approval, each French Participant shall only become the owner of the underlying Shares when the Free Shares vest after a minimum vesting period of at least three (3) years from the date of grant, with such vesting period set forth by the Committee in the Award Agreement (the “Acquisition Period”).
In the event that a French Participant dies during the Acquisition Period, his/her Free Shares shall automatically vest and his/her heir(s) and/or eligible successor(s)) (ayant-droit(s)) may request an early issue and allotment of the underlying Shares, via a letter sent by registered post containing a request for acknowledgement of receipt sent to the Company (attention: [Compensation Department]) within six (6) months of the date of the death. The underlying Shares thus acquired by the heir(s) or eligible successor(s) (ayant-droit(s)) shall be freely transferrable subject to the provisions of the Certificate of Incorporation, By-Laws, Applicable French Laws and any other Applicable Law.
In the event that a French Participant becomes Totally Disabled (i.e. incapacity, disability of the 2nd or 3rd category (in accordance with 2) or 3) of Article L.341-4 of the Social Security Code), his/her Free Shares shall automatically vest upon receipt of proof of Total Disability by the Company or by the subsidiary.
Each Free Share is granted to a French Participant for free and such French Participant shall not be bound to make any payment to the Company in relation to the issue and allotment of the underlying Shares on the date of termination of the Acquisition Period (the “Acquisition Period End Date”).
Provided a French Participant does not terminate his/her position with the French Subsidiary during the Acquisition Period, then on the Acquisition Period End Date, his/her Free Shares shall vest and the underlying

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

Shares shall be issued and allotted to the French Participant. The vesting of Free Shares may not be accelerated during the Acquisition Period for any reason other than death or Total Disability. If any French Participant terminates his/her position with the French Subsidiary during the Acquisition Period for any reason other than in the case of death or Total Disability, his/her Free Shares shall be forfeited and he/she shall have no right to claim for compensation for the loss of his/her Free Shares and for not being issued and allotted the underlying Shares.
Free Shares are not transferrable during the Acquisition Period. Any transfer of a Free Share made in violation of this Sub-Plan shall be null and void and shall have no effect on the Company.
During the Acquisition Period, French Participants shall not be entitled to dividends (even under the form of a bonus of an equivalent amount or by way of a deferred payment at time of vesting) and shall not have any voting rights with respect to Free Shares underlying any award granted pursuant to this Sub-Plan.
5.	Specific Retention Obligation for Beneficiaries Simultaneously Holding a Corporate Office
In accordance with RYAM Ownership guidelines and with the provisions of Article L. 225-197-1, II of the French Commercial Code, beneficiaries of bonus shares who are corporate officers (Chairman, Chief Executive Officer, Deputy Chief Executive Officer, etc.) of the Company on the date of definitive acquisition of said shares are required to retain the greater of (i) the RYAM Ownership guidelines or (ii) until the termination of their duties as corporate officers, a number of shares representing at least twenty percent (20%) of the bonus shares definitively acquired, net, where applicable, of shares sold for the payment of mandatory social security and tax contributions.
Shares exceeding this minimum retention threshold become freely transferable at the end of the vesting period (and, where applicable, the retention period provided for in this plan), subject to applicable legal and regulatory provisions and the Company’s internal rules, in particular those relating to abstention periods and the prevention of market abuse.
6.	Black-Out Periods
(a)
The Shares issued and allotted to a French Participant in respect of an award of Free Shares granted pursuant to this Sub-Plan cannot be sold during the period commencing two calendar weeks prior to the month-end close of each fiscal quarter and continuing through and including the first full trading day following release of the earnings announcement for the preceding quarter.

(b)
The Shares issued and allotted to a French Participant in respect of an award of Free Shares granted pursuant to this Sub-Plan may not be sold during any trading blackout period designated by the Company and communicated to the French Participant, including any period during which the Company possesses material non-public information that could reasonably be expected to have a material impact on the price of the Company’s shares. Any such restriction shall end at the close of trading on the first full trading day following public disclosure of the relevant information.

7.	Attribution of the Free Shares
No Free Share shall be granted by the Committee on a date which is later than seventy-six (76) months from the date of the Free Share Sub-Plan Stockholder Approval.
The conditions and criteria for attribution of the Free Shares to the French Participants are determined in accordance with Applicable French Laws by the Committee. The number of the Free Shares, and if applicable the conditions of attribution of these Free Shares, shall be stated in the individual Award Agreements, or appendixes thereto, entered into with the French Participants.

2026 RYAM PROXY STATEMENT	D-3

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

8.	Reporting
Each Free Share Participant shall undertake to communicate to the Company or French Subsidiary any personal information necessary to comply with the reporting requirements, income tax or social charges pursuant to Applicable French Laws.
9.	Statement
If any provision of the Main Plan not modified by this Sub-Plan would violate Applicable French Laws, especially in such a way so as to jeopardize the favorable tax and social security treatment of the Main Plan together with this Sub-Plan and the Free Shares granted thereunder, then no such provision shall be deemed applicable in connection with the Free Shares granted hereunder.
10.	Governing Law
This Sub-Plan and the rights and obligations of the parties, including the enforceability and the validity of the terms and conditions contained herein shall be governed and construed in accordance with the laws of Florida and with the mandatory provisions of France.

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

Appendix to French Sub-Plan (Appendix D)
Rayonier Advanced Materials Inc.
2023 Incentive Stock Plan
(as amended and restated effective May 14, 2025)
1.	Purpose
The purpose of the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as amended and restated, is to attract and retain highly qualified employees and directors and to motivate and reward performance that will lead to sustained increases in stockholder value. The Plan furthers opportunities for share ownership by our employees in order to increase their proprietary interest in Rayonier Advanced Materials Inc. and, as a result, their interest in our long-term success and their commitment to creating stockholder value.
2.	Definitions
When used herein, the following terms shall have the indicated meaning:
“Applicable Law” means any applicable law, including without limitation, provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, provincial, state or local; and rules of any securities exchange or automated quotation system on which the Stock is listed, quoted or traded.
“Award” means an award granted to any Participant in accordance with the provisions of the Plan, including Options, Rights, Restricted Stock, Restricted Stock Units, Cash-Based Awards, Other Stock-Based Awards, Performance-Based Awards or any combination of the foregoing.
“Award Agreement” means the written agreement or document, including electronic communication, evidencing each Award granted to a Participant under the Plan.
“Beneficiary” means the estate of a Participant.
“Board” means the Board of Directors of the Company.
“Change in Control” has the meaning set forth in Section 10.
“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)
“Committee” means the Compensation and Management Development Committee of the Board, or such other committee as may be designated by the Board to administer the Plan.
“Company” means Rayonier Advanced Materials Inc. and its subsidiaries, successors and assigns.
“Director” means a Board member.
“Effective Date” has the meaning set forth in Section 19.
“Eligible Individual” means any individual who is a Non-Employee Director or an employee (including officer) of a Participating Company.
“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Stock (or other Company securities) or the share price of Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2026 RYAM PROXY STATEMENT	D-5

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Executive Severance Plan” means the Rayonier Advanced Materials Inc. Executive Severance Pay Plan as currently in effect or as may be amended or replaced from time to time.
“Fair Market Value” means, unless otherwise determined by the Committee, on any date, the price of the last trade, regular way, in the Common Stock on such date on the New York Stock Exchange (“NYSE”), or if at the relevant time, the Common Stock is not listed to trade on the NYSE, on such other exchange or recognized quotation system on which the trading prices of the Stock are then quoted, such other price determined by reasonable application of a reasonable valuation method selected by the Committee. In the event that there are no Stock transactions on the NYSE or applicable exchange or quotation system on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.
“Incentive Stock Option” means a stock option qualified under Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not otherwise an employee of the Company.
“Option” means an Incentive Stock Option or a non-qualified stock option awarded under Section 5 of the Plan.
“Other Stock-Based Awards” means an Award, right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to Awards of shares of unrestricted Stock.
“Participants” are those Eligible Individuals designated from time to time by the affirmative action of the Committee (or its delegate) to participate in the Plan.
“Participating Company” means the Company or any subsidiary or other affiliate of the Company; provided, however, for Incentive Stock Options only, “Participating Company” means the Company or any corporation that at the time such Option is granted qualifies as a
“subsidiary” of the Company under Section 424(f) of the Code.
“Performance-Based Award” means any Award that is intended to constitute performance-based compensation, as determined by the Committee.
“Performance Goals” means or may be expressed in terms of any of the following business criteria measured on an absolute or relative basis, in each case measurable as objective goals: (i) net income or net earnings (before or after taxes), (ii) earnings per share, (iii) operating income, (iv) operating cash flow, (v) free cash flow, (vi) cash available for distribution, (vii) revenue growth, (viii) earnings before income taxes and depreciation, (ix) earnings before interest, taxes, depreciation and amortization, (x) margins (including but not limited to gross or operating margins), (xi) reductions in operating expenses, (xii) sales or return on sales, (xiii) stock price (including, but not limited to, growth measures and total shareholder return), (xiv) return measures (including but not limited to return on equity, return on total capital, return on invested capital and return on assets), (xv) economic value added, (xvi) expense targets, (xvii) cost reductions and savings, (xviii) attainment of budget goals, (xix) increase in surplus, (xx) productivity improvements, (xxi) attainment of strategic or operational initiatives, (xxii) an executive’s attainment of personal objectives with respect to any of the foregoing criteria or other criteria such as growth and profitability, customer satisfaction, market share, leadership effectiveness, business development, operational efficiency or operational improvement, strategic or operational initiatives, negotiating transactions and sales or developing long term business goals, (xxiii) any other objective or subjective criteria determined by the Committee. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.
“Performance Objective” means the level or levels of performance required to be attained with respect to a specified performance goal or goals, including Performance Goals, in order that a Participant shall become entitled to specified rights in connection with a Performance-Based Award or other performance-based Award. The level or levels of performance specified with respect to a performance goal may be established in absolute

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more peer or comparable or other companies or an index covering multiple companies, in each case that the Committee, in its sole discretion, deems appropriate. Performance Objectives need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses or decreases (measured, in each case, by reference to particular business criteria).
“Performance Period” means the period designated by the Committee, during which performance will be measured for purposes of determining a Participant’s entitlement to receive payment of a Performance-Based Award or other performance-based Award.
“Plan” means this Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan, as amended and restated effective May 14, 2025, as it may be further amended, administered or interpreted from time to time.
“Prior Plan” means the Rayonier Advanced Materials Incentive Stock Plan and/or the Rayonier Advanced Materials 2021 Incentive Stock Plan.
“Plan Year” means the calendar year.
“Qualifying Termination” has the meaning set forth in Section 10(c)(ii).
“Restricted Stock” means Stock awarded under Section 6 of the Plan subject to such restrictions as the Committee deems appropriate or desirable. Shares of Restricted Stock shall carry voting rights.
“Restricted Stock Unit” means a contractual right pursuant to an Award Agreement that entitles a Participant to receive shares of Stock at a future date subject to such terms and conditions as are set by the Committee, including the attainment of time vesting criteria, and/or Performance Objectives and other performance-based vesting criteria, as provided in Section 6 of the Plan. Restricted Stock Units may be settled in cash or a combination of shares of Stock and cash in the discretion of the Committee, as provided in the Award Agreement.
“Restriction Period” has the meaning set forth in Section 6 of the Plan.
“Retirement” means, unless otherwise determined by the Committee, an employee’s separation from service having met the age and service requirements that would have resulted in the employee being eligible to receive immediate retirement benefits under a Participating Company qualified defined benefit pension plan, but without regard to whether or not such employee participates in such pension plan.
“Right” means a stock appreciation right awarded alone or in tandem with an Option under Section 5 of the Plan.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock” means the common stock of the Company.
“Total Disability” means a determination that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least twelve (12) months, as determined by the Committee upon the basis of such evidence as the Committee deems appropriate or necessary. A determination that the Participant is eligible for full long-term disability payments under the Company’s long-term disability plan, as may be in effect from time to time, shall be conclusive evidence of Total Disability.
3.	Shares Subject to the Plan
(a)
From and after the Effective Date, the total number of shares of Stock that may be issued pursuant to Awards under the Plan shall not exceed 4,055,561 subject to adjustment as provided in Section 14 of the Plan. No more than 1,000,000 shares of Stock may be cumulatively available for Awards of Incentive Stock Options under the Plan.

(b)
The maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service

2026 RYAM PROXY STATEMENT	D-7

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation. Any Awards granted to an individual while he or she is an employee but not a Non-Employee Director shall not count against the foregoing limitation.
(c)
Subject to the above limitations, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares or from reacquired shares purchased in the open market or otherwise. For the purpose of computing the total number of shares of Stock available for future Awards under the Plan, shares of Stock shall be reserved for issuance under outstanding performance-based Award programs at the maximum award level and counted against the foregoing limitations. If any Awards under the Plan, or under the Prior Plan, in whole or in part, are forfeited, terminated, expire unexercised, are settled in cash in lieu of Stock, are exchanged for other Awards or are released from a reserve for failure to meet the maximum payout under a program, the shares of Stock that were theretofore subject to or reserved for such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards or so released from a reserve. If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes, the number of shares that are not delivered to the Participant shall not be available for subsequent issuance under the Plan. If the exercise price of any Award or any tax arising upon vesting is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not be available for subsequent issuance under the Plan.

(d)
In connection with an entity’s merger or consolidation with any Participating Company or any Participating Company’s direct or indirect acquisition of an entity’s property or stock, the Committee may grant Awards in substitution or exchange, for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms and conditions as the Committee deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute awards will not count against the aggregate share limit in Section 3(a) (nor shall shares of Stock subject to a substitute award be added to the shares of Stock available for Awards under the Plan under Section 3(c)), except that shares of Stock acquired by exercise of substitute incentive stock option will count against the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the Plan. Additionally, in the event that a company acquired by any Participating Company or with which any Participating Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and shares subject to such Awards (which, for the avoidance of doubt, excludes substitute awards) may again become available for Awards under the Plan as provided under Section 3(c) above); provided that Awards using such available shares (or any shares of Stock that again become available for issuance under the Plan under Section 3(c) above) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of any Participating Companies prior to such acquisition or combination.

4.	Grant of Awards and Award Agreements
(a)
Subject to the provisions of the Plan, the Committee shall have all of the powers vested in it by the terms of the Plan set forth herein, such powers to include the authority to determine and designate from time

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

to time those Eligible Individuals or groups of Eligible Individuals to whom Awards are to be granted; determine the form or forms of Awards to be granted to any Participant; determine the amount or number of shares of Stock subject to each Award; and determine the terms and conditions of each Award.
(b)
The Board shall serve to administer and interpret the Plan with respect to any grants of Awards made to Non-Employee Directors. Non-Employee Directors shall only be eligible for Awards in the form of Options, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards, subject to any vesting conditions determined by the Board in its discretion. Any such Awards, and all duties, powers and authority given to the Committee in this Plan, including those provided for in this Section 4, in Section 12 and elsewhere in the Plan, in connection with Awards to Participants shall be deemed to be given to the Board in its sole discretion in connection with Awards to Non-Employee Directors. The Board may request of the Committee, the Nominating and Corporate Governance Committee or of any other Board committee, its recommendation on the level of Awards for this purpose. Except as may be specifically provided by the Board at the time of grant or in the applicable Award Agreement, the provisions of Sections 10, 15 and 16 shall not apply in respect of Awards made to Non-Employee Directors. Except as otherwise determined by the Board, a Non-Employee Director’s ceasing to be a director of the Company shall be treated in the same manner as a voluntary termination of employment by a Participant on such date.

(c)
Each Award granted under the Plan (with the exception of Other Stock-Based Awards granted in the form of unrestricted shares of Stock) shall be evidenced by a written Award Agreement, which may be electronic. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or required by the Committee, including such covenants and agreements with respect to the subject matter of Sections 15 and 16 as the Committee may determine in its sole discretion.

(d)
Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) (subject to adjustment under Section 14); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

5.	Stock Options and Stock Appreciation Rights
(a)
With respect to Options and Rights, the Committee shall (i) authorize the granting of Incentive Stock Options, nonqualified stock options, or any combination thereof; (ii) authorize the granting of Rights either alone or in connection with all or part of any Option granted under this Plan, either concurrently with the grant of the Option or at any time thereafter during the term of the Option; (iii) determine the number of shares of Stock subject to each Option or Right; and (iv) determine the time or times when and the manner in which each Option or Right shall be exercisable and the duration of the exercise period. No dividends or dividend equivalents may be granted in respect of any Option or Right, and holders of Options and Rights carry no voting rights.

2026 RYAM PROXY STATEMENT	D-9

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

(b)
Any Option issued hereunder that is intended to qualify as an Incentive Stock Option shall be subject to such limitations or requirements as may be necessary for the purposes of Section 422 of the Code, or any successor provision, or any regulations and rulings thereunder, to the extent and in such form as determined by the Committee in its discretion.

(c)
The Committee shall establish in its discretion the expiration date of an Option or Right, provided that in no event shall the expiration date be later than ten years from the date of grant of the Option or Right. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option or Right (x) the exercise of the Option or Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option or Right shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option or Right at the date the initial term would otherwise expire is above the Fair Market Value.

(d)
The purchase price per share of an Option or Right shall be determined by the Committee at the time any Option or Right is granted and shall be not less than the Fair Market Value of one share of Stock on the date of grant (except with respect to substitute Options or Rights assumed in connection with a merger or other acquisition).

(e)
No part of any Option or Right may be exercised until the Participant who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date of grant as the Committee may specify, subject to Section 4(d), and the Committee may further require exercisability in installments.

(f)
The Option purchase price shall be paid to the Company at the time of exercise either in cash or Stock already owned by the Participant, or any combination thereof, having a total Fair Market Value on the date of exercise equal to the purchase price. The Committee shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate. The holder of an Option or Right may be permitted, in the Committee’s discretion, to satisfy the purchase price, if applicable, and/or any amounts required to be withheld by the Company under applicable federal, provincial, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the underlying shares of Stock to be delivered for the payment of such purchase price and/or taxes.

(g)
In case of termination of employment, and except as may be provided in the applicable Award Agreement or under a severance plan covering the Participant, or as may be required by Applicable Law, the following provisions shall apply:

(i)
If a Participant who has been granted an Option shall die before such Option has expired, his or her vested Option may be exercised in full by the person or persons to whom the Participant’s rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, in each such case, such heir, executor or administrator may exercise the Option within five years after the date of the Participant’s death or within such other period, and subject to such terms and conditions as the Committee may specify, but in all events not later than the expiration date applicable to such Options. Unless the Committee or the Award Agreement shall specify otherwise, unvested Options shall be forfeited as of the date of the Participant’s death.

(ii)
If the Participant’s employment by any Participating Company terminates because of his or her Retirement or Total Disability, he or she may exercise his or her Options in full at any time, or from time to time, within five years after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date applicable to such Option. Any such Options not fully exercisable

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

immediately prior to such Participant’s Retirement or termination due to Total Disability shall become fully exercisable upon such Retirement or termination due to Total Disability unless the Committee, in its sole discretion, shall otherwise determine.
(iii)
If the Participant is terminated for cause as determined by the Committee, the Options that he or she holds, whether vested or unvested, shall be cancelled as of the effective date of the termination of employment.

(iv)
If the Participant’s employment terminates for any reason other than as specified above in this Section 5(g), he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within six months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date of the Option.

(h)
Except as otherwise provided in Section 17(f), (i) no Option or Right granted under the Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution, and (ii) during the lifetime of the Participant, an Option or Right shall be exercisable only by the Participant to whom the Option or Right is granted.

(i)	Stock Appreciation Rights.
(i)
Rights may be granted in tandem with an Option or on a freestanding basis not related to any other Award. A grant of Rights shall be evidenced in an Award Agreement, which may be included as part of the Award Agreement governing the terms of any Option granted in tandem with such Rights, or pursuant to a separate Award Agreement. The terms and conditions of any Rights granted in tandem with an Option shall be substantially identical to the tandem Option, to the extent possible taking into account the differences related to the character of Rights versus Options.

(ii)
Upon exercise of a Right, subject to such terms and conditions as the Committee may specify, the Participant shall be entitled to receive payment of an amount determined by multiplying: (x) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise over the per share purchase price of the Rights by (y) the number of shares of Stock with respect to which the Rights are then being exercised. Upon exercise of a Right, payment shall be made in whole shares of Stock based on Fair Market Value at such time, in cash, or in a combination thereof as determined by the Committee. The Company will not issue a fractional share of Stock and, if a fractional share would otherwise be issuable, the Company shall pay cash equal to the Fair Market Value of the fractional share of Stock at such time.

(iii)	The provisions above in Section 5(g) with respect to treatment of Options upon termination of employment shall apply equally in respect of Rights.
(iv)
In the event of the exercise of a Right granted in tandem with an Option, whether in connection with a termination of employment under Section 5(g) or otherwise, the Company’s obligation in respect of any related Option or such portion thereof will be discharged by payment of the Right so exercised.

(j)
Notwithstanding any provision of the Plan to the contrary, other than pursuant to Section 14, the Committee shall not without the approval of the Company’s stockholders (i) reduce the purchase price per share of an Option or Right after it is granted, (ii) cancel an Option or Right when the purchase price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a merger, acquisition or similar transaction), or (iii) take any other action with respect to an Option or Right that would be treated as a repricing under the rules and regulations of the national securities exchange on which the Stock is then listed.

2026 RYAM PROXY STATEMENT	D-11

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

6.	Restricted Stock and Restricted Stock Units
(a)
Subject to the provisions of the Plan, the Committee shall: (i) determine and designate from time to time those Participants or groups of Participants to whom Awards of Restricted Stock or Restricted Stock Units are to be made, (ii) determine the restrictions applicable to such Awards, including the attainment of time vesting criteria and/or performance-based criteria, (iii) subject to Section 4(d), determine a restriction period or performance period (after which restrictions will lapse), which shall mean a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the “Restriction Period”), (iv) determine the form of settlement of a Restricted Stock Unit, and (v) generally determine the terms and conditions of each Award of Restricted Stock and Restricted Stock Units. Subject to Section 4(d), the Committee may provide for the lapse of restrictions in installments where deemed appropriate. If, at the time of grant, the Committee intends a Restricted Stock Award or Restricted Stock Unit Award to be a Performance-Based Award, the Award must satisfy the requirements of Section 8 to the extent applicable.

(b)
Except as may be provided in the applicable Award Agreement or under a severance plan covering the Participant, or as may be required by Applicable Law, or when the Committee determines otherwise pursuant to this Section 6(b), if a Participant terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock and Restricted Stock Units still subject to restriction shall be forfeited by the Participant upon the effective date of termination. In cases of death, Total Disability or Retirement or in cases of special circumstances, the Committee may, in its sole discretion, subject to Section 4(d), elect to waive any or all remaining restrictions with respect to such Participant’s Restricted Stock or Restricted Stock Units.

(c)
Except as otherwise provided in this Section 6 or Section 17(f), Restricted Stock and Restricted Stock Units shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

(d)
The Committee may require, under such terms and conditions as it deems appropriate or desirable, that any certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any Award of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

(e)
Restricted Stock Units are contractual rights only, and no Stock will be issued in respect of Restricted Stock Units unless and until the terms and conditions established by the Committee are obtained or satisfied. Restricted Stock Units do not carry any rights of a stockholder, including voting rights, and subject to Section 6(f), do not carry a right to receive an amount in respect of dividends.

(f)
The Committee may, in its sole discretion, provide that Awards of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards earn dividends or dividend equivalents. Any such dividends or dividend equivalents shall be accumulated and credited to an account for the Participant, settled in cash or shares of Stock as determined by the Committee, and shall be subject to the same terms and conditions, including vesting restrictions, as the Award with respect to which the dividends or dividend equivalents are credited. The Committee may determine that any dividends or dividend equivalents so credited to a Participant’s account shall accrue interest at a rate per annum specified by the Committee. Any credited dividends or dividend equivalents, and accrued interest if any, shall be paid as soon as administratively practicable following the time the related shares of Restricted Stock, the related Restricted Stock Units or the related Other Stock-Based Award vests and are paid to the Participant. For the avoidance of doubt, to the extent an Award of Restricted Stock, Restricted Stock Units or an Other Stock-Based Award is terminated, cancelled or forfeited in whole or in part, due to failure to meet performance conditions or otherwise, any dividends or dividend equivalents, and accrued interest if any, credited with respect to such Award shall be terminated, cancelled or forfeited at the same time and to the same extent as such Award. No dividends or dividend equivalents shall be paid on unearned or unvested performance-based awards.

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

7.	Cash-Based Awards and Other Stock-Based Awards
(a)
Cash-Based Awards. The Committee is hereby authorized to grant Awards to Participants denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine. Each such Cash-Based Award shall specify a payment amount, payment range or a value determined with respect to the Fair Market Value of shares of Stock, as determined by the Committee. If, at the time of grant, the Committee intends a Cash-Based Award to be a Performance-Based Award, the Award shall be subject to the requirements of Section 8 to the extent applicable.

(b)
Other Stock-Based Awards. (i) The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant, as it deems appropriate, including but not limited to any Restriction Period, conditions to vesting and entitlement to dividends or other distributions. (ii) Subject to Section 10, each Participant entitled to receive an Award of unrestricted shares of Stock under the Plan shall be issued a certificate for the shares of Stock, or alternatively, an applicable book entry shall be made for noncertificated shares of Stock. Such certificate or book entry shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders.

8.	Performance-Based Awards
(a)
Performance-Based Awards. The Committee is authorized to design any Award under this Plan, including Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Cash-Based Awards, to constitute a Performance-Based Award in accordance with this Section 8.

(b)
Performance Objectives. The Committee shall determine the Performance Objectives of Performance-Based Awards. Such Performance Objectives shall be based on the achievement of performance goals established by the Committee based on one or more of the Performance Goals and measured over the specified Performance Period. Performance Objectives may vary from Participant to Participant and between groups of Participants.

(c)
Performance Period. The Committee shall determine a Performance Period of not less than six (6) months (subject to any further vesting requirements in accordance with Section 4(d)) with respect to any Performance-Based Award.

(d)
Establishment of Performance Objectives. For Performance-Based Awards, (i) the Performance Objectives stated in terms of an objective formula or standard, including any inclusions or exclusions under Section 8(e) below, (ii) the method for computing the amount of compensation payable to the Participant if such Performance Objectives are obtained and (iii) the Participants or class of Participants to which such Performance Objectives apply shall be established by the Committee in writing prior to, or reasonably promptly following the inception of, a Performance Period.

(e)
Permitted Exclusions/Adjustments. When establishing the Performance Objectives for an Award, the Committee may provide with respect to any such Award that the evaluation of Performance Objectives shall exclude or otherwise equitably adjust for any specified circumstance or event that occurs during a Performance Period, including by way of example, but not limited to, the following: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) reorganization and restructuring; (v) acquisitions or divestitures and expenses related thereto; (vi) foreign exchange gains and losses; or (vii) any other unusual or infrequently occurring items or any other special or designated items, events or circumstances as the Committee may in its discretion determine. With respect to any Performance-Based Award, such exclusions and adjustments will apply only to the extent the

2026 RYAM PROXY STATEMENT	D-13

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

Committee specifies in writing (not later than the time Performance Objectives are required to be established) which exclusions and adjustments the Committee will apply to determine whether a Performance Objective has been satisfied, as well as an objective manner for applying them.
(f)
Adjustment of Performance-Based Awards. The Committee is authorized at any time during or after a Performance Period to reduce, increase or eliminate any Performance-Based Award of any Participant, whether or not earned, vested or payable, for any reason in its discretion, including evaluation of performance or any changes in the position or duties of any Participant with the Participating Company during or after a Performance Period, whether due to any termination of employment (including death, disability, retirement, voluntary termination or termination with or without cause) or otherwise. In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Participating Company and the Participant, the Committee shall have the discretion to adjust performance-based Awards and the related Performance Objectives to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company or any subsidiary into another entity, any consolidation of the Company or any subsidiary into another entity, any separation of the Company or any subsidiary (including a spin-off or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company or any subsidiary, (iv) a change in accounting or other relevant rules or regulations, or (v) any other unusual, non-recurring, non-core or other event, as determined by the Committee in its discretion.

(g)
Certification of Performance. Any payment of a Performance-Based Award shall be conditioned on the written certification of the Committee, following the completion of the Performance Period, that the Performance Objectives and any other material terms for paying amounts in respect of such Performance-Based Award related to that Performance Period have been satisfied.

(h)
Termination of Employment. Notwithstanding anything to the contrary in this Section 8, and except as may be provided in the applicable Award Agreement or under a severance plan covering the Participant, or as may be required by Applicable Law, upon a Participant’s termination of employment during a Performance Period due to death, Total Disability, Retirement, or under other circumstances where the Committee in its sole discretion finds that a waiver would be in the best interests of the Company, subject to Section 4(d)), that the Participant may, as determined by the Committee, be entitled to payment of a Performance-Based Award based upon the extent to which the Performance Objectives were satisfied during the full Performance Period, which Award, in the discretion of the Committee, may be maintained without change or reduced and prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such performance-based Award in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with all Participating Companies during a Performance Period for any reason other than as specified above in this Section 8(h), then such Participant shall forfeit entitlement to any outstanding Performance-Based Award unless otherwise determined by the Committee in the Award Agreement or otherwise. References to “Performance Shares” in the Executive Severance Plan shall be deemed to refer to share-based Performance-Based Awards granted under this Plan.

9.	Certificates for Awards of Stock
(a)
The Company shall not be required to issue or deliver any shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal, provincial or state law, or any ruling or regulation of any government body that the Company shall, in its sole discretion, determine to be necessary or advisable.

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

(b)
All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal, provincial or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(b) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company. The rules applicable to certificates hereunder shall apply equally to non-certificated shares of Stock held pursuant to any electronic, book entry or other means or record of ownership and transfer.

10.	Change in Control
Notwithstanding any provisions in this Plan to the contrary, the provisions of this Section 10 shall apply in the event of a Change in Control of the Company, unless otherwise provided by the Committee in the Award Agreement.
(a)
Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, if within two years after the effective date of the Change in Control, a Participant’s employment is terminated and such termination is a Qualifying Termination, then:

(i)	each outstanding Option and Right shall become fully vested and exercisable and shall remain exercisable for the remainder of its term;
(ii)
all time-based vesting restrictions on outstanding Awards, other than Options and Rights, shall lapse, and payout shall be made within ninety (90) days following the date of the Qualifying Termination;

(iii)	with respect to all Awards subject to performance-based vesting restrictions:
(1)
for any Award as to which the applicable Performance Period is more than 50% completed at the date of the Qualifying Termination, the Performance Period shall be deemed to end as of the date of the Qualifying Termination and the Participant shall receive, within ninety (90) days following the date of the Qualifying Termination, the greater of: (x) payout of the Award based on actual performance achievement during the Performance Period through the date of Qualifying Termination, (y) if applicable, the result obtained by applying the share price at the closing of the Change in Control for purposes of measuring Company performance with that of the comparison group at that time under the applicable program, and (z) the Award at 100% of target performance under the applicable program; and

(2)
for any Award as to which the applicable Performance Period is not more than 50% completed at the date of the Qualifying Termination, the Participant shall receive within ninety (90) days following the date of the Qualifying Termination, the Award at 100% of target performance under the applicable program.

(b)
Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control: (i) outstanding Options and Rights shall become fully vested (and may be cancelled to the extent not exercised as of the Change in Control), (ii) time-based vesting restrictions on outstanding Awards other than Options and Rights shall lapse and payout shall be made within ninety (90) days following the date of the Change in Control, and (iii) with respect to all Awards subject to performance-based vesting restrictions: (1) for any Award as to which the

2026 RYAM PROXY STATEMENT	D-15

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

applicable Performance Period is more than 50% completed at the date of the Change in Control, the Performance Period shall be deemed to end as of the date of the Change in Control and the Participant shall receive, within ninety (90) days following the date of the Change in Control, the greater of: (x) payout of the Award based on actual performance achievement during the Performance Period through the date of the Change in Control, (y) if applicable, the result obtained by applying the share price at the closing of the Change in Control for purposes of measuring Company performance with that of the comparison group at that time under the applicable program, and (z) the Award at 100% of target performance under the applicable program; and (2) for any Award as to which the applicable Performance Period is not more than 50% completed at the date of the Change in Control, the Participant shall receive, within ninety (90) days following the date of the Change in Control, the Award at 100% of target performance under the applicable program.
(c)	Other Change in Control Provisions.
(i)
A surviving entity will be deemed to have “assumed or otherwise equitably converted or substituted” an Award under this Plan if the surviving entity substitutes an Award under this Plan with an award, stock option or right under a plan of the surviving entity having equivalent value to and terms and conditions no less favorable than the original Award in all material respects, or otherwise assumes the obligations under and/or equitably adjusts such original Award. The Committee or the Board shall have sole and complete authority and discretion to determine whether the proposed assumption of an Award by a surviving entity meets the requirements provided for in this Section 10(c)(i).

(ii)
A “Qualifying Termination” shall mean the Participant’s involuntary termination of employment by the Company without cause, excluding any termination by the Company for cause, as determined by the Committee, or termination as a result of death or Total Disability; provided, however, if a Participant is covered under the Executive Severance Plan as then in effect, then (1) the term “Qualifying Termination” in this Plan shall have the meaning as may be set forth in the Executive Severance Plan and (2) in the event that a Qualifying Termination occurs under this Plan and the Executive Severance Plan, then the Participant shall be afforded the benefits under the plan which provides for the most favorable treatment of Participant’s outstanding equity as determined by the Committee in its sole discretion.

(iii)	“Change in Control” means any one or more of the following events occurring on or after the Effective Date:
(1)
Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this paragraph, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated Company or (iv) any acquisition pursuant to a transaction that complies with subparagraphs (3)(A), (3)(B) and (3)(C) of this definition;

(2)
Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose

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APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(3)
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(4)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
11.	Beneficiary
Subject to Applicable Law, the Beneficiary of a Participant shall be the Participant’s estate, which shall be entitled to receive the Award, if any, payable under the Plan upon his or her death.
12.	Administration of the Plan
(a)	Each member of the Committee shall be both a member of the Board, and a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act.
(b)
All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes. No member of the Committee or the Board shall be personally liable for any action, omission, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and of the Board shall be fully indemnified by the Company with respect to any such action, omission, determination or interpretation.

2026 RYAM PROXY STATEMENT	D-17

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

(c)
The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any Awards granted under the Plan, and its interpretations and constructions thereof, including the adoption of rules, modifications, procedures and subplans as may be necessary or desirable for administration of the Plan, including for purposes of granting awards to Participants in foreign countries and qualifying any such awards for preferential tax treatment under Applicable Law. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any action or decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and, except as otherwise determined by the Board, shall be final, conclusive and binding on all parties concerned.

(d)	The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
(e)
The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate; provided, however, that the Committee may not delegate its responsibility (i) to make Awards to executive officers of the Company; or (ii) to certify the satisfaction of Performance Objectives. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute and deliver documents under the Plan or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants to one or more members of the Committee or to one or more officers of the Company, subject to the requirements of Applicable Law and the limitations in this Section 12(e). For purposes of the Plan, references to the Committee shall include any such person to whom the Committee has delegated its authority pursuant to this Section 12(e).

(f)
If a Change in Control has not occurred and if the Committee determines that a Participant has taken action inimical to the best interests of any Participating Company, the Committee may, in its sole discretion, terminate in whole or in part such portion of any Option or Right as has not yet become exercisable at the time of termination, terminate any performance-based Award which has not yet been paid or for which the Performance Period has not been completed, or terminate any Award of Restricted Stock, Restricted Stock Unit, Other Stock-Based Awards or Cash-Based Awards for which the Restriction Period has not lapsed.

13.	Amendment or Termination
(a)
The Board may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan in whole or in part; provided however, no amendment shall be effective until approved by the Company’s stockholders if such approval is required under Applicable Law, including listing or other requirements of the national securities exchange upon which the Stock is then listed, including amendments that: (i) increase the total number of shares of Stock available for issuance under the Plan, except as provided in Section 14 or (ii) cause Options or Rights issued under the Plan to be repriced or otherwise modified in a manner contemplated under Section 5(j) of the Plan. No amendment, modification or termination of the Plan shall in any manner materially and adversely affect any Award previously granted under the Plan without the consent of the Participant unless such amendment is required to comply with Applicable Law; provided, however, for the avoidance of doubt, that (x) any change pursuant to and in accordance with the requirements of Section 10, (y) any acceleration of payments of amounts accrued under the Plan by action of the Committee or by operation of the Plan’s terms, or (z) any decision by the Committee to limit participation or other features of the Plan prospectively under the Plan shall not be deemed to violate this provision.

D-18

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

(b)
No Awards shall be granted under this Plan after it has terminated. The termination of the Plan, however, shall not alter or impair any of the rights or obligations of any Participant without consent under any Award previously granted under the Plan. After the termination of the Plan, any previously granted Awards shall remain in effect and shall continue to be governed by the terms of the Plan and the applicable Award Agreement.

14.	Adjustments in Event of Change in Common Stock and Change in Control
(a)
In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 14, the Committee shall equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan; (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 14(a) will be final and binding on all interested parties, including the affected Participant and the Company; provided that the Committee will determine whether an adjustment is equitable.

(b)
In the event of any dividend or other distribution (whether in the form of cash (other than customary cash dividends in the ordinary course), Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, to facilitate such transaction or event, give effect to such changes in Applicable Laws or accounting principles, or otherwise:

(i)
To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(ii)	To provide that such Award shall vest and, to the extent applicable, be exercisable, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(iii)
To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee;

(iv)	To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan

2026 RYAM PROXY STATEMENT	D-19

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

(including, but not limited to, adjustments of the aggregate number of shares of Stock that may be issued under Section 3(a)) and/or in the terms and conditions of (including the grant or purchase price), and the criteria included in, outstanding Awards;
(v)	To replace such Award with other rights or property selected by the Committee; and/or
(vi)	To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
In taking any action permitted under this Section 14(b), the Committee will not be required to treat all Awards similarly in the transaction.
15.	Clawback Policy
Except following a Change in Control, if the Participant terminates employment in breach of any covenants and conditions subsequent set forth in Section 16 and becomes employed by a competitor of the Company within one year after the date of exercise of any Option or the receipt or payment of any Award, the Participant shall pay to the Company an amount equal to any gain from the exercise of the Option or the value of the Award other than Options, in each case measured by the amount reported as taxable compensation to the Participant by the Company for federal and/or provincial income tax purposes and in the case of Options that are incentive stock options, in an amount equal to the amount that would have been reported as taxable income were such Options not incentive stock options, and in each case without regard to any subsequent fluctuation in the market price of the shares of Stock. Any such amount due hereunder shall be paid by the Participant within thirty days of becoming employed by a competitor upon demand presented by the authorized agents of the Company. By accepting an Option or other Award hereunder, the Participant is authorizing the Company to withhold, to the extent permitted by law, the amount owed to the Company hereunder from any amounts that the Company may owe to the Participant in any capacity whatsoever.
All Awards granted under the Plan will be subject to recoupment in accordance with the Rayonier Advanced Materials Inc. Incentive Compensation Recovery Policy, as may be amended from time to time, any other clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, as well as any clawback policy that the Company may otherwise adopt, to the extent applicable and permissible under applicable law.
16.	Conditions Subsequent
Except after a Change in Control, the exercise of any Option or Right and the receipt or payment of any Award shall be subject to the satisfaction of the following conditions subsequent which shall apply while the Participant is employed by a Participating Company and for a period of one (1) year after termination of employment with the Participating Companies: (i) that the Participant refrain from engaging in any activity that in the opinion of the Committee is competitive with any activity of the Company or any Subsidiary, excluding any activity undertaken upon the written approval or request of the Company, (ii) that the Participant refrain from otherwise acting in a manner inimical or in any way contrary to the best interests of the Company, and (iii) that the Participant furnish the Company such information with respect to the satisfaction of the foregoing conditions subsequent as the Committee shall reasonably request.
17.	Miscellaneous
(a)
Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any

D-20

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as provided in Section 6(d) with respect to Restricted Stock.
(b)
The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, provincial, state, local or foreign taxes. The Company or any other Participating Company shall have the right and power to deduct from all payments or distributions hereunder, or require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Stock) to satisfy any federal, provincial, state, local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award. The Company may defer payments of cash or issuance or delivery of Stock until such withholding requirements are satisfied. The Committee may, in its discretion, require a Participant or permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Common Stock (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of exercise or vesting not in excess of the amount to be used for tax withholding, in the Committee’s discretion.

(c)	The Plan and the grant of Awards shall be subject to all Applicable Law and to such approvals by any government or regulatory agency as may be required.
(d)	The terms of the Plan shall be binding upon the Company and its successors and assigns.
(e)	Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.
(f)
An Award and a Participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family.

18.	Provisions Related to Code Section 409A
(a)
To the extent applicable, the Plan and Awards granted hereunder are intended to be compliant with (or exempt from) the requirements of Section 409A of the Code, and the Plan and Award Agreements shall be interpreted and administered accordingly, though no guarantee or warranty of such compliance is made to any individual.

(b)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Participant’s Total Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by

2026 RYAM PROXY STATEMENT	D-21

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Total Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service,” as the case may be, in Code Section 409A and applicable regulations (without giving effect to any elective provisions that may be available under such definition), or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Code Section 409A by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award. If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Agreement that is permissible under Code Section 409A.
(c)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Code Section 409A would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)
if the payment or distribution is payable in a lump sum, the Participant’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service; and

(ii)
if the payment or distribution is payable over time, the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated and the Participant’s right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service, whereupon the accumulated amount will be paid or distributed to the Participant and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with any rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan
(d)
If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(e)
If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)
Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to prevent taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award complies with Section 409A or any other provision of federal, state, local or other tax law.

D-22

APPENDIX D SCHEDULE FRENCH SUB-PLAN TO BE IMPLEMENTED UNDER THE RAYONIER ADVANCED MATERIALS INC. 2023 INCENTIVE STOCK PLAN, AS AMENDED AND RESTATED

19.	Effective Date, Term of Plan and Stockholder Approval
The effective date of the Plan, as amended, is the date of stockholder approval at the Company’s 2025 annual meeting (the “Effective Date”). The Plan shall terminate upon the tenth anniversary of the Effective Date or, if earlier, upon the adoption of a resolution of the Board terminating the Plan.

2026 RYAM PROXY STATEMENT	D-23

Appendix E RAYONIER ADVANCED MATERIALS INC. AUDIT COMMITTEE POLICIES AND PROCEDURES

Appendix E
Rayonier Advanced Materials Inc.
Audit Committee Policies and Procedures
PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR
To ensure the Audit Committee (the “Committee”) approves all services to be provided by the Company’s independent auditors and maintains appropriate oversight, the following policies and procedures have been established.
Policies and Procedures
1.	The Committee will approve the fees for the annual audit of the Company’s financial statements and reviews of quarterly financial statements.
2.
The Committee will also approve at one of its regularly scheduled meetings an annual plan of all permissible services to be provided by the independent auditors as well as unanticipated projects that arise.

3.
When the timing of the services does not allow for pre-approval in regularly scheduled Committee meetings, the Chair of the Committee (or another member of the Committee so designated) may approve any audit or allowable non-audit services provided that such approved services are reported to the full Committee at the next regularly scheduled meeting. Approval must be received prior to commencement of the service, unless the service is one of the specific services listed below (see No. 4) that is permitted to be performed on a pre-approval basis.

4.	The following audit-related services are pre-approved as they become required and need commencement before notifying the Chair:
a.	Required audits of wholly-owned subsidiaries of the Company
b.	Consent letters
c.	Audits of statutory financial statements in countries where audited financial statements must be filed with government bodies
d.	Annual audits of the Company’s defined benefit and savings plans
e.	Agreed-upon procedures or other special report engagements performed in connection with requirements under debt agreements or environmental laws; and
f.	Subscription services for technical accounting resources and updates
This pre-approval (prior to notifying the Committee) is for audit services or allowable audit-related services engagements for which fees are less than $10,000.
Any services performed in these pre-approved services categories that were not anticipated will be reported to the Committee at the next regularly scheduled meeting after commencement of the services. The requirements, scope and objectives of the service as well as estimated fees and timing will be reported to the Committee.
Any other services, such as tax services unrelated to the audit, will require the explicit approval of the Chair or the Committee prior to engaging the independent auditor.

2026 RYAM PROXY STATEMENT	E-1

APPENDIX F NON-GAAP FINANCIAL MEASURE

Appendix F
Non-GAAP Financial Measures
Rayonier Advanced Materials Inc.
Reconciliation of Non-GAAP Measures
December 31, 2025 (Unaudited)
EBITDA and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA-continuing operations is defined as EBITDA-continuing operations adjusted for items that management believes are not representative of core operations, including asset impairments, indefinite suspension charges, settlements of certain pension plans, severance costs associated with an executive departure and debt refinancing charges.
Loss from Continuing Operations is reconciled to EBITDA and Adjusted EBITDA as follows:

	YEAR ENDED DECEMBER 31,
(IN MILLIONS)	2025	2024	2023
Loss from continuing operations	$(423)	$(42)	$(102)
Income from continuing operations attributable to redeemable noncontrolling interest	-	-	-
Loss from continuing operations attributable to RYAM	(423)	(42)	(102)
Depreciation and amortization	134	137	140
Interest expense, net	96	84	69
Income tax expense (benefit)	323	(9)	(32)
EBITDA-continuing operations attributable to RYAM	130	170	75
Asset impairment	-	25	62
Indefinite suspension charges	1	17	-
Debt refinancing charges	-	10	-
Pension settlement loss	2	-	2
Adjusted EBITDA-continuing operations attributable to RYAM	$133	$222	$139

2026 RYAM PROXY STATEMENT	F-1

RYAM

RAYONIER ADVANCED MATERIALS INC.
1301 RIVERPLACE BLVD
JACKSONVILLE, FL 32207

SCAN TO
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V89524-P49057-Z92357

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAYONIER ADVANCED MATERIALS INC.

The Board of Directors recommends you vote FOR the following nominees in Proposal 1:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Charles R. Eggert	☐	☐	☐
1b. David C. Mariano	☐	☐	☐
1c. Scott M. Sutton	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 through 6.

NOTE: Properly executed proxies will be voted in the manner instructed herein, or if no instruction is provided, then this proxy will be voted "For" all nominees in Proposal 1, and "For" Proposals 2, 3, 4, 5 and 6 or, if the undersigned holds Common Stock of the Company through the RYAM 401(k) Plan for Salaried Employees, RYAM 401(k) Plan for Jesup Hourly Employees, or RYAM 401(k) Plan for Fernandina Hourly Employees, as may otherwise be provided in such plan. **The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V89525-P49057-Z92357

RAYONIER ADVANCED MATERIALS INC.
Annual Meeting of Stockholders
May 13, 2026, at 5:00 PM Eastern Time
This proxy is solicited by the Board of Directors of Rayonier Advanced Materials Inc. ("RYAM") and the Trustees of various retirement plans sponsored by RYAM

By signing this card, I (we) hereby (i) authorize SCOTT M. SUTTON, MARCUS J. MOELTNER and R. COLBY SLAUGHTER, or each of them, each with full power to appoint his substitute, to vote as Proxy for me (us), and (ii) direct Fidelity Management Trust Company, Trustee under the RYAM 401(k) Plan for Salaried Employees, RYAM 401(k) Plan for Jesup Hourly Employees, and RYAM 401(k) Plan for Fernandina Hourly Employees, to vote in person or by proxy all shares of Common Stock of Rayonier Advanced Materials Inc. which the undersigned is entitled to vote, and which are allocated to any accounts of the undersigned under such Plans, in each case, on all matters which properly come before the Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. to be held at Rayonier Advanced Materials Inc. Corporate Headquarters, 1301 Riverplace Boulevard, 22nd Floor, Jacksonville, Florida on Wednesday, May 13, 2026 at 5:00 p.m., Eastern Time, or at any adjournments or postponements thereof, the number of shares which I (we) would be entitled to vote if personally present.

If this proxy card is properly executed by the stockholder(s), the stock represented by this proxy will be voted in the manner directed herein. If no direction is properly made, this proxy will be voted "For" all nominees in Proposal 1, and "For" Proposals 2, 3, 4, 5, and 6. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

YOU MAY VOTE BY INTERNET OR PHONE BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on reverse side.)